The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2020 and 2019

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2020 and 2019, and the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2020, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Deferred Acquisition Costs Asset and Future Contract Benefits Liability
Description of the Matter

At December 31, 2020, deferred acquisition costs totaled $5.6 billion and future contract benefits liabilities totaled $40.1 billion, a portion of which related to universal life-type contracts with secondary guarantees and variable annuity contracts with guaranteed benefit riders.

The carrying amount of the deferred acquisition costs related to these products is the total of costs deferred less amortization, which is calculated in relation to the present value of estimated gross profits of the underlying contracts. As described in Notes 1 (see section on DAC, VOBA, DSI and DFEL) and 8 to the consolidated financial statements, there is a significant amount of uncertainty inherent in calculating estimated gross profits as the calculation includes significant management judgment in developing certain assumptions, such as expected future mortality experience, investment margins, capital market performance, retention and rider utilization. Management’s assumptions are adjusted, also known as unlocked, for emerging experience and expected changes in trends. The unlocking results in deferred acquisition cost amortization being recalculated, using the new assumptions for estimated gross profits, that results either in additional or less cumulative amortization expense.

The future contract benefits liability related to these product guarantees is based on estimates of how much the Company will need to pay for future benefits and the amount of fees to be collected from policyholders for these policy features. As described in Note 1 to the consolidated financial statements (see section on Future Contract Benefits and Other Contract Holder Funds), there is significant uncertainty inherent in estimating this liability because there is a significant amount of management judgment involved in developing certain assumptions that impact the liability balance, which are consistent with the assumptions used to amortize the related deferred acquisition cost asset as noted above and which include expected mortality experience, investment margins, capital market performance, retention and rider utilization.

Auditing the valuation of deferred acquisition costs and future contract benefits liabilities related to these products was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used in the estimate of both the amortization of deferred acquisition costs and the future contract benefits liability related to these products.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the deferred acquisition costs and future contract benefits liability estimation processes, including, among others, controls related to the review and approval processes that management has in place for the assumptions used in estimating the estimated gross profits related to deferred acquisition costs and the future contract benefits liability. This included testing controls related to management’s evaluation of the need to update assumptions based on the comparison of actual Company experience to previous assumptions and updating investment margins for current and expected future market conditions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, observable market data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of estimated gross profits related to deferred policy acquisition costs and the future policy benefit reserves for a sample of cohorts or contracts which we compared to the actuarial model used by management.

Variable Annuity Guaranteed Living Benefit Riders Embedded Derivatives
Description of the Matter

The Company’s variable annuity guaranteed living benefit riders include an embedded derivative, represented by an asset totaling $450 million as of December 31, 2020, related to the non-life contingent feature of the product which is accounted for at fair value, with changes in fair value recognized in income. As described in Notes 1 (see section on Separate Account Assets and Liabilities), 6 and 21 to the consolidated financial statements, there is a significant amount of estimation uncertainty inherent in measuring the fair value of the embedded derivative because of the sensitivity of certain assumptions underlying the estimate, including stock market performance, policy lapse experience and rider utilization. Management’s assumptions are adjusted over time for emerging experience and expected changes in trends, resulting in changes to the estimated fair value of the embedded derivative.

Auditing the valuation of the embedded derivative related to variable annuity guaranteed living benefit riders was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used in the estimate of the value of the embedded derivative.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the embedded derivative estimation process, including, among others, controls related to the review and approval processes that management has in place to develop the assumptions used in measuring the fair value of the embedded derivative. This included testing controls related to management’s evaluation of current and future market conditions and the need to update policy lapse and rider utilization assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, observable market data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of the embedded derivative for a sample of contracts which we compared to the fair value model used by management.

Valuation of Goodwill for the Life Insurance Reporting Unit
Description of the Matter

At December 31, 2020, the Company’s goodwill was $1.8 billion, of which $634 million related to the Company’s Life Insurance reporting unit. As discussed in Notes 1 (see section on Goodwill) and 10 of the consolidated financial statements, goodwill is tested for impairment at least annually at the reporting unit level. Determining the fair value of the Life Insurance reporting unit as part of the goodwill impairment analysis is sensitive to significant assumptions such as the discount rate, which reflects the market expected, weighted-average rate of return adjusted for the risk factors associated with the operations, and other relevant assumptions impacting projected financial information, such as the profitability of new and in-force business, all of which are affected by expectations about future market or economic conditions.

Auditing the fair value of the Company’s Life Insurance reporting unit was complex and required the involvement of our valuation and actuarial specialists due to the high degree of judgment used by management.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the Company’s goodwill impairment review process. This included, among others, controls related to the review and approval processes that management has in place to develop the assumptions used in the estimation process, including management’s determination of the applicable discount rate, and other assumptions for the Life Insurance reporting unit.

We involved actuarial and valuation specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to current industry and economic trends, recent market transactions and other relevant factors. We reviewed the historical accuracy of management’s estimate and performed sensitivity analyses of significant assumptions to evaluate the changes in the fair value of the Life Insurance reporting unit that would result from changes in the assumptions.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1966.

Philadelphia, Pennsylvania

March 9, 2021

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2020	2019
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2020 – $103,021; 2019 – $93,307; allowance for credit losses: 2020 – $13; 2019 – $0)	$121,111	$103,773
Trading securities	4,442	4,602
Equity securities	127	103
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2020 – $832; 2019 – $0)	16,681	16,244
Policy loans	2,411	2,460
Derivative investments	3,109	1,911
Other investments	3,025	2,565
Total investments	150,906	131,658
Cash and invested cash	1,462	1,879
Deferred acquisition costs and value of business acquired	5,824	7,745
Premiums and fees receivable	484	464
Accrued investment income	1,217	1,109
Reinsurance recoverables, net of allowance for credit losses	18,752	19,164
Funds withheld reinsurance assets	530	542
Goodwill	1,778	1,778
Other assets	19,401	18,106
Separate account assets	167,965	153,571
Total assets	$368,319	$336,016

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$40,146	$35,717
Other contract holder funds	104,858	97,422
Short-term debt	497	609
Long-term debt	2,412	2,414
Reinsurance related embedded derivatives	540	375
Funds withheld reinsurance liabilities	7,179	5,566
Payables for collateral on investments	6,215	5,077
Other liabilities	13,466	13,680
Separate account liabilities	167,965	153,571
Total liabilities	343,278	314,431

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,853	11,312
Retained earnings	4,167	4,437
Accumulated other comprehensive income (loss)	9,021	5,836
Total stockholder’s equity	25,041	21,585
Total liabilities and stockholder’s equity	$368,319	$336,016

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2020	2019	2018
Revenues
Insurance premiums	$5,122	$5,277	$4,362
Fee income	6,120	6,247	5,733
Net investment income	5,264	4,962	4,844
Realized gain (loss)	(526)	(828)	(92)
Amortization of deferred gain on business sold through reinsurance	33	27	4
Other revenues	553	507	507
Total revenues	16,566	16,192	15,358
Expenses
Interest credited	2,899	2,754	2,589
Benefits	8,050	7,585	6,144
Commissions and other expenses	4,889	5,065	4,583
Interest and debt expense	125	145	136
Strategic digitization expense	68	66	76
Total expenses	16,031	15,615	13,528
Income (loss) before taxes	535	577	1,830
Federal income tax expense (benefit)	(56)	(37)	257
Net income (loss)	591	614	1,573
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	3,177	5,173	(3,314)
Funded status of employee benefit plans	8	4	2
Total other comprehensive income (loss), net of tax	3,185	5,177	(3,312)
Comprehensive income (loss)	$3,776	$5,791	$(1,739)

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2020	2019	2018
Common Stock
Balance as of beginning-of-year	$11,312	$11,237	$10,713
Capital contribution from Lincoln National Corporation	510	50	500
Stock compensation/issued for benefit plans	31	25	24
Balance as of end-of-year	11,853	11,312	11,237

Retained Earnings
Balance as of beginning-of-year	4,437	4,423	4,405
Cumulative effect from adoption of new accounting standards	(201)	-	(644)
Net income (loss)	591	614	1,573
Dividends paid to Lincoln National Corporation	(660)	(600)	(911)
Balance as of end-of-year	4,167	4,437	4,423

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	5,836	659	3,327
Cumulative effect from adoption of new accounting standards	-	-	644
Other comprehensive income (loss), net of tax	3,185	5,177	(3,312)
Balance as of end-of-year	9,021	5,836	659
Total stockholder’s equity as of end-of-year	$25,041	$21,585	$16,319

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2020	2019	2018
Cash Flows from Operating Activities
Net income (loss)	$591	$614	$1,573
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Realized (gain) loss	526	828	92
Trading securities purchases, sales and maturities, net	253	(2,522)	(120)
Amortization of deferred gain on business sold through reinsurance	(33)	(27)	(4)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	68	(448)	(108)
Premiums and fees receivable	(20)	104	(87)
Accrued investment income	(88)	(22)	(6)
Insurance liabilities and reinsurance-related balances	392	(1,195)	(128)
Accrued expenses	(21)	89	(99)
Federal income tax accruals	(134)	(282)	65
Cash management agreement	(1,341)	(1,115)	329
Other	92	343	88
Net cash provided by (used in) operating activities	285	(3,633)	1,595
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(16,149)	(14,927)	(12,406)
Sales of available-for-sale securities and equity securities	1,214	6,771	3,191
Maturities of available-for-sale securities	5,180	6,426	6,348
Purchase of common stock in acquisition, net of cash acquired	-	-	(1,410)
Sale of business, net	-	-	(12)
Purchases of alternative investments	(395)	(433)	(314)
Sales and repayments of alternative investments	171	131	178
Issuance of mortgage loans on real estate	(1,790)	(4,218)	(2,920)
Repayment and maturities of mortgage loans on real estate	1,133	1,144	1,048
Issuance (repayment) of policy loans, net	49	32	20
Net change in collateral on investments, derivatives and related settlements	1,775	349	654
Other	(149)	(259)	(191)
Net cash provided by (used in) investing activities	(8,961)	(4,984)	(5,814)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	510	50	500
Payment of long-term debt, including current maturities	(30)	(28)	(13)
Issuance of long-term debt, net of issuance costs	30	28	13
Issuance (payment) of short-term debt	(112)	321	278
Proceeds from sale-leaseback transactions	-	-	88
Payment related to sale-leaseback transactions	(47)	(83)	-
Proceeds from certain financing arrangements	109	107	-
Deposits of fixed account values, including the fixed portion of variable	14,009	16,049	13,616
Withdrawals of fixed account values, including the fixed portion of variable	(6,069)	(5,800)	(5,957)
Transfers to and from separate accounts, net	528	(1,362)	(2,469)
Common stock issued for benefit plans	(9)	(34)	(25)
Dividends paid to Lincoln National Corporation	(660)	(600)	(911)
Net cash provided by (used in) financing activities	8,259	8,648	5,120

Net increase (decrease) in cash, invested cash and restricted cash	(417)	31	901
Cash, invested cash and restricted cash as of beginning-of-year	1,879	1,848	947
Cash, invested cash and restricted cash as of end-of-year	$1,462	$1,879	$1,848

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of two insurance company subsidiaries, Lincoln Life & Annuity Company of New York (“LLANY”) and Lincoln Life Assurance Company of Boston (“LLACB”). We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor, and Lincoln Financial Advisors Corporation, part of LNC’s retail distributor, Lincoln Financial Network. LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the U.S. and several U.S. territories. See Note 22 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary. As discussed in Note 3, on May 1, 2018, LNC and LNL completed the acquisition of Liberty Life Assurance Company of Boston (“Liberty Life”). We use the equity method of accounting to recognize all of our investments in limited liability partnerships. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain financial assets, derivatives, allowances for credit losses, deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill and other intangibles, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes including the recoverability of our deferred tax assets, and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability

(“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

●Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

●Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

●Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

●Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.

●Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

●State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

●Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

●The estimated range and average period until recovery;

●The estimated range and average holding period to maturity;

●Remaining payment terms of the security;

●Current delinquencies and nonperforming assets of underlying collateral;

●Expected future default rates;

●Collateral value by vintage, geographic region, industry concentration or property type;

●Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

●Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. Management considers the following as part of the evaluation:

●The current economic environment and market conditions;

●Our business strategy and current business plans;

●The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

●Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

●The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

●The capital risk limits approved by management; and

●Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

●Historical and implied volatility of the security;

●The extent to which the fair value has been less than amortized cost;

●Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

●Failure, if any, of the issuer of the security to make scheduled payments; and

●Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary. If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value. Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met. Accrued interest on debt securities is written-off when deemed uncollectible.

To determine the recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

●Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

●Fundamentals of the industry in which the issuer operates;

●Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

●Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

●Expectations regarding defaults and recovery rates;

●Changes to the rating of the security by a rating agency; and

●Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

●Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

●Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;

●Susceptibility to fair value fluctuations for changes in the interest rate environment;

●Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;

●Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

●Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

●Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity, with higher severity assumed for investor properties and further adjusted by housing price assumptions. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required. Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance agreements. Investment results for the portfolios that support Modco and CFW reinsurance agreements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance agreements. Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance agreements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur. Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares. We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the equity security. Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities. When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset. Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models. The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners. As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. We carry certain commercial mortgage loans at fair value where the fair value option has been elected. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses. Accrued interest on mortgage loans is written-off when deemed uncollectible.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments. Credit loss estimates are segmented by commercial mortgage loans, residential mortgage loans, and unfunded commitments related to commercial mortgage loans.

The allowance for credit losses for pooled loans of similar risk (i.e., commercial and residential mortgage loans) is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions. Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant. We apply probability weights to the positive, base and adverse scenarios we use. For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value. The loan’s estimated value is based on: the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses. Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on our Consolidated Balance Sheets. Changes in the allowance are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate. We believe all of the commercial loans in our portfolio share three primary risks: borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our commercial mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan. These credit quality metrics are monitored and reviewed at least annually.

Most of our off-balance sheet commitments relate to commercial mortgage loans. As such, an allowance for credit losses is developed based on the commercial mortgage loan process outlined above, along with an internally developed conversion factor.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate. In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics. Therefore, these pools of loans are collectively evaluated for inherent credit losses. Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends. These evaluations and assessments are revised as conditions change and new information becomes available, including updated forecasts, which can cause the allowance for credit losses to increase or decrease over time as such evaluations are revised. Generally, residential mortgage loan pools exclude loans that are nonperforming, as those loans are evaluated individually using the evaluation framework for specific allowance for credit losses described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming. We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status. There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming. We monitor and update aging schedules and nonaccrual status on a monthly basis.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.” The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated lower lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years. Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no intangible balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as fixed maturity AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products. These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We and our insurance subsidiaries enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity.  When we apply reinsurance accounting, premiums, benefits and DAC amortization are reported net of insurance ceded on our Consolidated Statements of Comprehensive Income (Loss).  Amounts currently recoverable, such as ceded reserves, are reported in reinsurance recoverables and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on our Consolidated Balance Sheets.  Assets and liabilities and revenue and expenses from certain reinsurance contracts that grant statutory surplus relief to our insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, if there is a contractual right of offset.

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk. This accounting treatment results in amounts paid or received by our insurance subsidiaries to be considered on deposit with the reinsurer and such amounts are reported in other assets and other liabilities, respectively, on our Consolidated Balance Sheets.  As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets held by our subsidiaries. As such, we performed a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our loss estimate. We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment. We updated reinsurer credit ratings during the quarter to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers. To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses. We applied probability weights to the positive, base and adverse scenarios. For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable. Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term and mortality assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset. Credit loss estimates are segmented based on counterparty credit risk. Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions. For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk. Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement. As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization. This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in time of default. Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on our Consolidated Balance Sheets. Changes in the allowance for credit losses are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss). The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of certain reinsurance assets, net of allowance for credit losses, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, DSI, operating lease right-of-use (“ROU”) assets, finance lease assets, certain financing arrangements, debt issuance costs associated with line-of-credit arrangements and other receivables and prepaid expenses. Other liabilities consist primarily of certain reinsurance payables, current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, long-term operating lease liabilities, finance lease liabilities, certain financing arrangements, deferred gain on business sold through reinsurance and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include guaranteed living benefit (“GLB”) features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities. The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.” We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years. Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and value of distribution agreements (“VODA”). The carrying values of VOCRA and VODA are amortized using a straight-line basis over their weighted average life of 20 years and 13 years, respectively. See Note 10 for more information regarding specifically identifiable intangible assets.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to finance leases and certain financing arrangements and are depreciated in a manner consistent with our current depreciation policy for owned assets. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We lease office space and certain equipment under various long-term lease agreements. We determine if an arrangement is a lease at inception. Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the commencement date. Our leases do not provide an implicit rate; therefore, we use our incremental borrowing rate at the commencement date in determining the present value of future payments. The ROU asset is calculated using the lease liability carrying amount, plus or minus prepaid/accrued lease payments, minus the unamortized balance of lease incentives received, plus unamortized initial direct costs. Lease terms used to calculate our lease obligation include options when we are reasonably certain that we will exercise such options. Our lease agreements may contain both lease and non-lease components, which are accounted for separately. Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.

Other assets includes deferred losses on business sold through reinsurance attributable to our 2012 and 2014 reinsurance transactions where we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC. We are recognizing the losses related to these transactions over a period of 30 years.

Other liabilities includes deferred gains on business sold through reinsurance. During 2009, we completed a reinsurance transaction whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company, a wholly-owned subsidiary of LNC. We are recognizing the gain related to this transaction over a period of 15 years. During 2012, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR. We are recognizing the gain related to the transaction over a period of 30 years. During 2013, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR. During 2019, we amended the 2013 reinsurance transaction by recapturing the underlying base policy from LNBAR while continuing to cede the associated riders. We are recognizing the gain related to this transaction over the expected life of the underlying business, or 20 years. Effective October 1, 2018, we entered into an annuity reinsurance agreement with Athene Holding Ltd. (“Athene”). We are recognizing the gain related to this transaction over the period over which the majority of account values are expected to run off, or 20 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 47 million scenarios. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality, risk margins, maintenance expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well as the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that are equal to deposits net of withdrawals, excluding surrender charges and fees, plus interest credited, and if applicable an additional reserve for other insurance benefit guarantees. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 12.75%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

The liability for future claim reserves for long-term disability contracts for incurred and reported claims are calculated based on assumptions as to interest, claim resolution rates and offsets for other insurance including social security. Claim resolution rate assumptions and social security offsets are based on our actual experience. The interest rate assumptions used for discounting claim reserves are based on projected portfolio yield rates, after consideration for defaults and investment expenses, for assets supporting the liabilities. The incurred but not reported claim reserves are based on our experiences as to the reporting lags and ultimate loss experience. Claim reserves are subject to revision as current claim experience and projections of future factors affecting claim experience change. Claim reserves do not include a provision for adverse deviation.

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2020 and 2019, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $53 million, $51 million and $56 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.” We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Short-term and Long-term Debt

Short-term debt has contractual or expected maturities of one year or less. Long-term debt has contractual or expected maturities greater than one year.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided. Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers. Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group insurance products consist primarily of term life, disability and dental.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses. Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value for mortgage loans on real estate accounted for under the fair value option, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account values, changes in the market value of our seed capital investments, and proceeds from reinsurance recaptures. The broker-dealer services primarily relate to our retail sales network and consist of commission revenue for the sale of non-affiliated securities recorded on a trade date basis and advisory fee income. Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account values. Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements.

Interest Credited

We credit interest to our contract holder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Strategic Digitization Expense

Strategic digitization expense consists primarily of costs related to our enterprise-wide digitization initiative.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity. We apply an estimated forfeiture rate to our accrual of compensation cost. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due over the term of the related borrowing.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

2. New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standards Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters

ASU 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), Measurement of Credit Losses on Financial Instruments and related amendments

These amendments adopt a new model in ASC Topic 326 to measure and recognize credit losses for most financial assets. The ASU requires a financial asset measured at amortized cost to be presented at the net amount expected to be collected over the life of the asset using a credit loss allowance. Changes in the allowance are charged to earnings. The measurement of expected credit losses is based on relevant information about past events, including historical experience, as well as current economic conditions and reasonable and supportable forecasts that affect the collectability of the financial asset. The method used to measure estimated credit losses for fixed maturity AFS securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those securities. The amendments permit entities to recognize improvements in credit loss estimates on fixed maturity AFS securities by reducing the allowance account immediately through earnings. The amendments are adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective. Early adoption was permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

The adoption of this standard and related amendments resulted in the recognition of a cumulative effect decrease of $216 million, net of DAC, VOBA, DSI, DFEL and changes in other contract holder funds, after-tax, to retained earnings. The overall adjustment recorded our allowance for credit losses as of the date of adoption, primarily related to commercial and residential mortgage loans, as well as reinsurance recoverables. Upon adoption of the standard, the concept of other-than-temporary impairment (“OTTI”) no longer exists; however, our prior period presentation herein is reflective of OTTI recorded in those periods.

ASU 2019-04, Codification Improvements to Topic 326, Financial Instruments – Credit Losses, Topic 815, Derivatives and Hedging and Topic 825, Financial Instruments

These amendments clarify the measurement, recognition and presentation of the allowance for credit losses on accrued interest receivable balances; the inclusion of recoveries when estimating the allowance for credit losses; the inclusion of all ASC Topic 944 – Financial Services – Insurance reinsurance recoverables within the scope of ASC 326-20; and provide additional targeted clarifications on the calculation of the allowance for credit losses.

These amendments also make targeted clarifications to ASC Topics 815 and 825. Early adoption was permitted.

January 1, 2020

Our adoption of ASU 2016-13 and related amendments is discussed above. The adoption of the remainder of this guidance did not have a material impact on our consolidated financial condition and results of operations.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2019-05, Financial Instruments – Credit Losses (Topic 326): Targeted Transition Relief

The amendments provide entities that have certain instruments within the scope of Subtopic 326-20, Financial Instruments – Credit Losses – Measured at Amortized Cost, with an option to irrevocably elect the fair value option in Subtopic 825-10, Financial Instruments – Overall, applied on an instrument-by-instrument basis for eligible instruments, upon adoption of ASC Topic 326.

January 1, 2020

We recognized a cumulative effect increase to retained earnings of $15 million, after-tax, by electing the fair value option for certain mortgage loans in connection with our adoption of ASC Topic 326.

ASU 2020-04, Reference Rate Reform (Topic 848)

The amendments in this update provide optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. The amendments provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions impacted by reference rate reform. If certain criteria are met, an entity will not be required to remeasure or reassess contracts impacted by reference rate reform. Additionally, changes to the critical terms of a hedging relationship affected by reference rate reform will not require entities to de-designate the relationship if certain requirements are met. The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2022, with certain exceptions. The amendments are effective for contract modifications made between March 12, 2020, and December 31, 2022.

March 12, 2020 through December 31, 2022

This standard may be elected and applied prospectively as reference rate reform unfolds. We have begun our implementation and are currently evaluating the impact of this ASU on our consolidated financial condition and results of operations.

ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments

These amendments make changes to the accounting and reporting for long-duration contracts issued by an insurance entity that will significantly change how insurers account for long-duration contracts, including how they measure, recognize and make disclosures about insurance liabilities and DAC. Under this ASU, insurers will be required to review cash flow assumptions at least annually and update them if necessary. They also will have to make quarterly updates to the discount rate assumptions they use to measure the liability for future policyholder benefits. The ASU creates a new category of market risk benefits (i.e., features that protect the contract holder from capital market risk and expose the insurer to that risk) that insurers will have to measure at fair value. The ASU provides various transition methods by topic that entities may elect upon adoption. The ASU is currently effective January 1, 2023, and early adoption is permitted.

		January 1, 2023	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

3. Acquisition

On May 1, 2018, LNC and LNL completed the acquisition from Liberty Mutual Insurance Company of 100% of the capital stock of Liberty Life, an operator of a group benefits business (the “Liberty Group Business”) and an individual life and individual and group annuity business (the “Liberty Life Business”). The acquisition expanded the scale and capabilities of the Group Protection business while further diversifying the Company’s sources of earnings. Effective September 1, 2019, Liberty Life’s name was changed to Lincoln Life Assurance Company of Boston.

In connection with the acquisition and pursuant to the Master Transaction Agreement (“MTA”), dated January 18, 2018, which is filed as Exhibit 10.3 to this Form 10-K, Liberty Life sold the Liberty Life Business on May 1, 2018, by entering into reinsurance agreements and related ancillary documents (including administrative services agreements and transition services agreements) with Protective Life Insurance Company and its wholly-owned subsidiary, Protective Life and Annuity Insurance Company (together with Protective Life Insurance Company, “Protective”), providing for the reinsurance and administration of the Liberty Life Business.

We recognized $85 million of acquisition-related costs, pre-tax, for the year ended December 31, 2018. These costs were included in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Since the acquisition date of May 1, 2018, the revenues and net income of the business acquired have been included in our Consolidated Statements of Comprehensive Income (Loss) in the Group Protection segment and were $1.5 billion and $36 million, respectively, for the period ended December 31, 2018.

4. Variable Interest Entities

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration. The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans. The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities. We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance. As of December 31, 2020, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our ABS, RMBS and CMBS. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 5.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”), including qualified affordable housing projects, that we have concluded are VIEs. We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs. Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs.

The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $2.1 billion and $1.9 billion as of December 31, 2020 and 2019, respectively. Included in these carrying amounts are our investments in qualified affordable housing projects, which were $7 million and $13 million as of December 31, 2020 and 2019, respectively. We do not have any contingent commitments to provide additional capital funding to these qualified affordable housing projects. We receive returns from these qualified affordable housing projects in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were $1 million and $2 million for the years ended December 31, 2020 and 2019, respectively.

Our exposure to loss is limited to the capital we invest in the LPs and LLCs, and there have been no indicators of impairment that would require us to recognize an impairment loss related to the LPs and LLCs as of December 31, 2020.

5. Investments

Fixed Maturity AFS Securities

In 2020, we adopted ASU 2016-13, which resulted in a new recognition and measurement of credit losses on most financial assets. See Note 2 for additional information.

The amortized cost, gross unrealized gains, losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2020
				Allowance
	Amortized	Gross Unrealized		for Credit	Fair
	Cost	Gains	Losses	Losses	Value
Fixed maturity AFS securities:
Corporate bonds	$85,625	$15,947	$136	$12	$101,424
U.S. government bonds	369	81	1	-	449
State and municipal bonds	5,145	1,517	-	-	6,662
Foreign government bonds	380	86	1	-	465
RMBS	2,551	289	1	1	2,838
CMBS	1,380	115	-	-	1,495
ABS	7,035	158	15	-	7,178
Hybrid and redeemable preferred securities	536	94	30	-	600
Total fixed maturity AFS securities	$103,021	$18,287	$184	$13	$121,111

The amortized cost, gross unrealized gains, losses, OTTI and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2019
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$78,875	$9,071	$172	$(5)	$87,779
U.S. government bonds	355	48	-	-	403
State and municipal bonds	4,605	1,087	7	-	5,685
Foreign government bonds	326	62	-	-	388
RMBS	2,820	179	9	(18)	3,008
CMBS	1,038	45	1	(1)	1,083
ABS	4,803	62	17	(35)	4,883
Hybrid and redeemable preferred securities	485	79	20	-	544
Total fixed maturity AFS securities	$93,307	$10,633	$226	$(59)	$103,773

(1)Prior to the adoption of ASU 2016-13, we recognized the OTTI attributed to noncredit factors as a separate component in OCI referred to as unrealized OTTI on fixed maturity AFS securities. This includes unrealized (gains) and losses on credit-impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2020, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$3,324	$3,348
Due after one year through five years	14,953	15,954
Due after five years through ten years	19,428	21,924
Due after ten years	54,350	68,374
Subtotal	92,055	109,600
Structured securities (RMBS, CMBS, ABS)	10,966	11,511
Total fixed maturity AFS securities	$103,021	$121,111

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2020
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$2,785	$85	$588	$51	$3,373	$136
U.S. government bonds	28	1	-	-	28	1
Foreign government bonds	57	1	-	-	57	1
RMBS	43	1	6	-	49	1
ABS	1,527	9	355	6	1,882	15
Hybrid and redeemable
preferred securities	112	13	96	17	208	30
Total fixed maturity AFS securities	$4,552	$110	$1,045	$74	$5,597	$184

Total number of fixed maturity AFS securities in an unrealized loss position						782

(1)We recognized $1 million of gross unrealized losses in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of fixed maturity AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2019
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$2,827	$44	$1,381	$131	$4,208	$175
State and municipal bonds	316	7	18	-	334	7
RMBS	471	9	15	-	486	9
CMBS	48	1	4	-	52	1
ABS	1,791	8	300	9	2,091	17
Hybrid and redeemable
preferred securities	29	1	102	19	131	20
Total fixed maturity AFS securities	$5,482	$70	$1,820	$159	$7,302	$229

Total number of fixed maturity AFS securities in an unrealized loss position						882

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2020
		Gross	Number
	Fair	Unrealized	of
	Value	Losses	Securities (1)
Less than six months	$63	$23	14
Six months or greater, but less than nine months	2	1	4
Nine months or greater, but less than twelve months	22	6	13
Twelve months or greater	30	11	20
Total	$117	$41	51

(1)We may reflect a security in more than one aging category based on various purchase dates.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2019
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$15	$5	$-	7
Six months or greater, but less than nine months	10	3	-	4
Twelve months or greater	130	74	-	31
Total	$155	$82	$-	42

(1)We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities decreased by $45 million for the year ended December 31, 2020. As discussed further below, we believe the unrealized loss position as of December 31, 2020, did not require an impairment recognized in earnings as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation as of December 31, 2020, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2020, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase. We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

Credit ratings express opinions about the credit quality of a security. Securities rated investment grade (those rated BBB- or higher by S&P Global Ratings (“S&P”) or Baa3 or higher by Moody’s Investors Service (“Moody’s”)) are generally considered by the rating agencies and market participants to be low credit risk. As of December 31, 2020 and 2019, 96% of the fair value of our corporate bond portfolio was rated investment grade. As of December 31, 2020 and 2019, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.8 billion and $3.1 billion, respectively, and a fair value of $4.0 billion and $3.1 billion, respectively. Based upon the analysis discussed above, we believe that as of December 31, 2020 and 2019, we would have recovered the amortized cost of each corporate bond.

As of December 31, 2020, the unrealized losses associated with our MBS and ABS were attributable primarily to widening credit spreads and rising interest rates since purchase. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2020, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses. See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

Changes in the allowance for credit losses on fixed maturity AFS securities (in millions), aggregated by investment category, were as follows:

	For the Year Ended December 31, 2020
	Corporate
	Bonds	RMBS	ABS	Total
Balance as of beginning-of-year	$-	$-	$-	$-
Additions for securities for which credit losses were not
previously recognized	40	1	1	42
Additions from purchases of PCD debt securities (1)	-	-	-	-
Additions (reductions) for securities for which credit losses
were previously recognized	(1)	-	(1)	(2)
Reductions for securities disposed	(15)	-	-	(15)
Reductions for securities charged-off	(12)	-	-	(12)
Balance as of end-of-year (2)	$12	$1	$-	$13

(1)Represents purchased credit-deteriorated (“PCD”) fixed maturity AFS securities.

(2)Accrued interest receivable on fixed maturity AFS securities totaled $1.0 billion as of December 31, 2020 and was excluded from the estimate of credit losses.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended
	December 31,
	2019	2018
Balance as of beginning-of-year	$337	$358
Increases attributable to:
Credit losses on securities for which an
OTTI was not previously recognized	13	5
Credit losses on securities for which an
OTTI was previously recognized	2	2
Decreases attributable to:
Securities sold, paid down or matured	(148)	(28)
Balance as of end-of-year	$204	$337

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2020	2019
Fixed maturity securities:
Corporate bonds	$3,049	$2,877
U.S. government bonds	-	45
State and municipal bonds	28	16
Foreign government bonds	92	45
RMBS	131	169
CMBS	134	163
ABS	966	1,238
Hybrid and redeemable preferred securities	42	49
Total trading securities	$4,442	$4,602

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2020, 2019 and 2018, was $117 million, $225 million and $(55) million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2020			As of December 31, 2019
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$16,162	$610	$16,772	$15,525	$659	$16,184
30 to 59 days past due	4	28	32	3	27	30
60 to 89 days past due	-	8	8	-	10	10
90 or more days past due	-	69	69	-	16	16
Allowance for credit losses	(186)	(17)	(203)	-	(2)	(2)
Unamortized premium (discount)	(14)	22	8	(17)	23	6
Mark-to-market gains (losses) (1)	(5)	-	(5)	-	-	-
Total carrying value	$15,961	$720	$16,681	$15,511	$733	$16,244

(1)Represents the mark-to-market on certain commercial mortgage loans on real estate for which we have elected the fair value option. See Note 21 for additional information.

Our commercial mortgage loan portfolio has the largest concentrations in California, which accounted for 24% of commercial mortgage loans on real estate as of December 31, 2020 and 2019, and Texas, which accounted for 10% and 11% of commercial mortgage loans on real estate as of December 31, 2020 and 2019, respectively.

Our residential mortgage loan portfolio has the largest concentrations in California, which accounted for 32% and 34% of residential mortgage loans on real estate as of December 31, 2020 and 2019, respectively, and Florida, which accounted for 18% and 20% of residential mortgage loans on real estate as of December 31, 2020 and 2019, respectively.

As of December 31, 2020 and 2019, we had 147 and 38 residential mortgage loans, respectively, that were either delinquent or in foreclosure.

For our commercial mortgage loans, there were four specifically identified impaired loans with an aggregate carrying value of $1 million as of December 31, 2020. There was one specifically identified impaired loan with a carrying value of less than $1 million as of December 31, 2019.

For our residential mortgage loans, there were 76 specifically identified impaired loans with an aggregate carrying value of $34 million as of December 31, 2020. There were four specifically identified impaired loans with an aggregate carrying value of $1 million as of December 31, 2019.

Additional information related to impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Average carrying value for impaired mortgage loans on real estate	$21	$-	$5
Interest income recognized on impaired mortgage loans on real estate	-	-	1
Interest income collected on impaired mortgage loans on real estate	-	-	1

The amortized cost of mortgage loans on real estate on nonaccrual status (in millions) was as follows:

	As of December 31, 2020		As of January 1, 2020
	Nonaccrual		Nonaccrual
	with no		with no
	Allowance		Allowance
	for Credit		for Credit
	Losses	Nonaccrual	Losses	Nonaccrual
Commercial mortgage loans on real estate	$-	$-	$-	$-
Residential mortgage loans on real estate	-	71	-	17
Total	$-	$71	$-	$17

We use loan-to-value and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2020			As of December 31, 2019
			Debt-			Debt-
			Service			Service
	Amortized	% of	Coverage	Amortized	% of	Coverage
Loan-to-Value Ratio	Cost	Total	Ratio	Cost	Total	Ratio
Less than 65%	$15,157	93.8%	2.36	$14,121	91.0%	2.35
65% to 74%	948	5.9%	1.69	1,389	9.0%	1.88
75% to 100%	47	0.3%	1.21	1	0.0%	1.09
Total	$16,152	100.0%		$15,511	100.0%

The amortized cost of commercial mortgage loans on real estate (in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2020
		Debt-		Debt-		Debt-
		Service		Service		Service
	Less	Coverage	65%	Coverage	75%	Coverage
	than 65%	Ratio	to 74%	Ratio	to 100%	Ratio	Total
Origination Year
2020	$1,495	2.85	$32	1.52	$-	-	$1,527
2019	3,098	2.24	258	1.78	2	1.74	3,358
2018	2,379	2.16	182	1.49	15	0.71	2,576
2017	1,779	2.34	169	1.73	-	-	1,948
2016	1,711	2.37	174	1.56	22	1.58	1,907
2015 and prior	4,695	2.38	133	1.95	8	1.02	4,836
Total	$15,157		$948		$47		$16,152

We use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2020		As of December 31, 2019
	Amortized	% of	Amortized	% of
Performance Indicator	Cost	Total	Cost (1)	Total
Performing	$666	90.4%	$718	97.7%
Nonperforming	71	9.6%	17	2.3%
Total	$737	100.0%	$735	100.0%

(1)A valuation allowance of $2 million was established on residential mortgage loans on real estate as of December 31, 2019.

The amortized cost of residential mortgage loans on real estate (in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2020
	Performing	Nonperforming	Total
Origination Year
2020	$176	$8	$184
2019	315	51	366
2018	175	12	187
2017	-	-	-
2016	-	-	-
2015 and prior	-	-	-
Total	$666	$71	$737

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	For the Year Ended December 31, 2020
	Commercial	Residential	Total
Balance as of beginning-of-year	$-	$2	$2
Impact of adopting ASU 2016-13	61	26	87
Additions from provision for credit loss expense (1)	177	10	187
Additions from purchases of PCD mortgage loans on real estate	-	-	-
Additions (reductions) for mortgage loans on real estate for which
credit losses were previously recognized (1)	(52)	(21)	(73)
Balance as of end-of-year (2)	$186	$17	$203

(1)Due to changes in economic projections driven by the impact of the COVID-19 pandemic, the provision for credit loss expense increased by $114 million for the year ended December 31, 2020. For the year ended December 31, 2020, we recognized $2 million of credit loss expense related to unfunded commitments for mortgage loans on real estate.

(2)Accrued interest receivable on mortgage loans on real estate totaled $48 million as of December 31, 2020 and was excluded from the estimate of credit losses.

Changes in the valuation allowance associated with impaired commercial mortgage loans on real estate (in millions) were as follows:

	For the Years Ended
	December 31,
	2019	2018

Balance as of beginning-of-year	$-	$3
Additions	-	-
Charge-offs, net of recoveries	-	(3)
Balance as of end-of-year	$-	$-

Alternative Investments

As of December 31, 2020 and 2019, alternative investments included investments in 270 and 256 different partnerships, respectively, and represented approximately 1% of total investments.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Fixed maturity AFS securities	$4,241	$4,214	$4,129
Trading securities	198	187	79
Equity securities	3	4	4
Mortgage loans on real estate	674	626	492
Real estate	1	1	1
Policy loans	124	128	122
Invested cash	13	33	23
Commercial mortgage loan prepayment
and bond make-whole premiums	78	115	78
Alternative investments	218	24	222
Consent fees	5	7	4
Other investments	42	27	24
Investment income	5,597	5,366	5,178
Investment expense	(333)	(404)	(334)
Net investment income	$5,264	$4,962	$4,844

Impairments on Fixed Maturity AFS Securities

Details underlying credit loss expense incurred as a result of impairments that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Credit Loss Expense Recognized in Net Income (Loss) (1)
Fixed maturity AFS securities:
Corporate bonds	$(24)	$(13)	$(5)
RMBS	(1)	(1)	(1)
ABS	-	(1)	(1)
Gross credit loss expense recognized in net income (loss)	(25)	(15)	(7)
Associated amortization of DAC, VOBA, DSI and DFEL	1	-	-
Net credit loss expense recognized in net income (loss)	$(24)	$(15)	$(7)

(1)For the year ended December 31, 2020, we recognized credit loss expense incurred and write-downs taken as a result of impairments through net income (loss), pursuant to ASU 2016-13. For the years ended December 31, 2019 and 2018, prior to the adoption of ASU 2016-13, we recognized write-downs taken as a result of OTTI through net income (loss).

During the year ended December 31, 2019, we recorded $14 million of OTTI recognized in OCI. During the year ended December 31, 2018, we recorded no OTTI recognized in OCI.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on our Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2020		As of December 31, 2019
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$2,970	$2,970	$1,383	$1,383
Securities pledged under securities lending agreements (2)	115	112	114	110
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (3)	3,130	5,049	3,580	5,480
Total payables for collateral on investments	$6,215	$8,131	$5,077	$6,973

(1)We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for additional information.

(2)Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

We have repurchase agreements through which we can obtain liquidity by pledging securities. The collateral requirements are generally 80% to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our repurchase program is typically invested in fixed maturity AFS securities. As of December 31, 2020 and 2019, we were not participating in any open repurchase agreements.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2020	2019	2018
Collateral payable for derivative investments	$1,587	$767	$(85)
Securities pledged under securities lending agreements	1	26	(134)
Securities pledged under repurchase agreements	-	(152)	(379)
Investments pledged for FHLBI	(450)	(350)	1,030
Total increase (decrease) in payables for collateral on investments	$1,138	$291	$432

We have elected not to offset our securities lending transactions in our financial statements. The remaining contractual maturities of securities lending transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$114	$-	$-	$-	$114
Foreign government bonds	1	-	-	-	1
Total gross secured borrowings	$115	$-	$-	$-	$115

	As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$114	$-	$-	$-	$114
Total gross secured borrowings	$114	$-	$-	$-	$114

We accept collateral in the form of securities in connection with repurchase agreements. In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the financial statements. In addition, we receive securities in connection with securities borrowing agreements that we are permitted to sell or re-pledge. As of December 31, 2020, the fair value of all collateral received that we are permitted to sell or re-pledge was $25 million, and we did not re-pledge any of this collateral to cover initial margin and over-the-counter collateral requirements on certain derivative investments as of December 31, 2020.

Investment Commitments

As of December 31, 2020, our investment commitments were $2.8 billion, which included $1.4 billion of LPs, $989 million of mortgage loans on real estate and $500 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2020 and 2019, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.2 billion and $1.3 billion, respectively, or 1% of total investments, and our investments in securities issued by the White Chapel LLC with a fair value of $1.0 billion, or 1% of total investments and Federal National Mortgage Association with a fair value of $1.0 billion, or 1% of total investments, respectively. These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2020 and 2019, our most significant investments in one industry were our investments in securities in the financial services industry with a fair value of $21.7 billion and $18.2 billion, respectively, or 14% of total investments, and our investments in securities in the consumer non-cyclical industry with a fair value of $19.2 billion and $15.4 billion, respectively, or 13% and 12%, respectively, of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

6. Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 21 for additional disclosures related to the fair value of our derivative instruments and Note 4 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

We also use forward-starting interest rate swaps to hedge the interest rate exposure within our life products related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

We also use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.

Foreign Currency Forwards

We use foreign currency forwards to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency forward is a contractual agreement to exchange one currency for another at specified dates in the future at a specified current exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index and Other Indices

We use call options to hedge the liability exposure on certain options in variable annuity products.

Our indexed annuity and indexed universal life insurance (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index or other indices. Contract holders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Credit Default Swaps – Selling Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We sell credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”). We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs oﬀered in our variable annuity products, including products with guaranteed withdrawal benefit and guaranteed income benefit features. These GLB features are reinsured among various reinsurance counterparties on a coinsurance basis. We cede a portion of the GLB features to LNBAR, a wholly-owned subsidiary of LNC, on a funds withheld coinsurance basis. The funds withheld arrangement includes a dynamic hedging strategy designed to mitigate selected risks. Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement eﬀect of changes in embedded derivative GLB reserves assumed by LNBAR caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally eﬀective in oﬀsetting changes in the embedded derivative reserve assumed by LNBAR due to, among other things, diﬀerences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-oﬀ. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index or other indices. Contract holders may elect to rebalance index options at renewal dates. At the end of each indexed term, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco and coinsurance with funds withheld reinsurance agreements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2020			As of December 31, 2019
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$964	$87	$11	$1,174	$108	$12
Foreign currency contracts (1)	3,089	147	151	2,874	191	51
Total cash flow hedges	4,053	234	162	4,048	299	63
Fair value hedges:
Interest rate contracts (1)	530	-	271	546	-	202
Non-Qualifying Hedges
Interest rate contracts (1)	135,434	1,587	159	112,921	1,082	219
Foreign currency contracts (1)	304	1	8	262	1	3
Equity market contracts (1)	74,300	3,486	1,952	43,283	1,442	664
Credit contracts (1)	51	-	-	55	-	-
Embedded derivatives:
GLB direct (2)	-	450	-	-	450	-
GLB ceded (2)	-	82	531	-	60	510
Reinsurance related (3)	-	-	540	-	-	375
Indexed annuity and IUL contracts (2) (4)	-	550	3,594	-	927	2,585
Total derivative instruments	$214,672	$6,390	$7,217	$161,115	$4,261	$4,621

(1)Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.

(2)Reported in other assets and other liabilities on our Consolidated Balance Sheets.

(3)Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(4)Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2020
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$14,052	$57,331	$29,217	$36,328	$-	$136,928
Foreign currency contracts (2)	227	411	1,062	1,693	-	3,393
Equity market contracts	40,716	19,445	5,831	12	8,296	74,300
Credit contracts	-	51	-	-	-	51
Total derivative instruments
with notional amounts	$54,995	$77,238	$36,110	$38,033	$8,296	$214,672

(1)As of December 31, 2020, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 30, 2022.

(2)As of December 31, 2020, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 17, 2050.

The following amounts (in millions) were recorded on the Consolidated Balance Sheets related to cumulative basis adjustments for fair value hedges:

Cumulative Fair Value
Hedging Adjustment
Included in the
	Amortized Cost of the		Amortized Cost of the
	Hedged		Hedged
	Assets / (Liabilities)		Assets / (Liabilities)
	As of	As of	As of	As of
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Line Item in the Consolidated Balance Sheets in
which the Hedged Item is Included
Fixed maturity AFS securities, at fair value	$824	$776	$271	$202

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$181	$119	$27
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cumulative effect from adoption of
new accounting standard	-	-	6
Cash flow hedges:
Interest rate contracts	(16)	73	(4)
Foreign currency contracts	93	108	44
Change in foreign currency exchange rate adjustment	(174)	(52)	111
Change in DAC, VOBA, DSI and DFEL	(23)	(5)	(14)
Income tax benefit (expense)	26	(26)	(29)
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	2	3	4
Foreign currency contracts (1)	56	35	27
Foreign currency contracts (2)	6	9	-
Associated amortization of DAC, VOBA, DSI and DFEL	(7)	(2)	(3)
Income tax benefit (expense)	(12)	(9)	(6)
Balance as of end-of-year	$42	$181	$119

(1)The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).

(2)The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income
	For the Years Ended December 31,
	2020		2019
	Realized	Net	Realized	Net
	Gain	Investment	Gain	Investment
	(Loss)	Income	(Loss)	Income
Total Line Items in which the Effects of
Fair Value or Cash Flow Hedges are Recorded	$(526)	$5,264	$(828)	$4,962

Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	-	69	-	63
Derivatives designated as hedging instruments	-	(69)	-	(63)
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	-	2	-	3
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	6	56	9	35

Non-Qualifying Hedges
Interest rate contracts	1,287	-	982	-
Foreign currency contracts	(3)	-	(1)	-
Equity market contracts	971	-	(137)	-
Credit contracts	(6)	-	-	-
Embedded derivatives:
GLB	1	-	1	-
Reinsurance related	(241)	-	(626)	-
Indexed annuity and IUL contracts	(471)	-	(742)	-

The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

For the Year
Ended
December 31,
2018
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$4
Foreign currency contracts (1)	27
Total cash flow hedges	31
Fair value hedges:
Interest rate contracts (1)	(14)
Interest rate contracts (2)	37
Total fair value hedges	23
Non-Qualifying Hedges
Interest rate contracts (2)	(149)
Foreign currency contracts (2)	5
Equity market contracts (2)	445
Equity market contracts (3)	(17)
Embedded derivatives:
GLB(2)	(1)
Reinsurance related (2)	292
Indexed annuity and IUL contracts (2)	81
Total derivative instruments	$710

(1)Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

(2)Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(3)Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

For the Year
Ended
December 31,
2018
Offset to net investment income	$4
Offset to realized gain (loss)	27

As of December 31, 2020, $45 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2020 and 2019, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our credit default swaps for which we are the seller (dollars in millions) was as follows:

As of December 31, 2020
Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Basket credit default swaps	12/20/2025	(3)	(4)	BBB+	1	$1	$51

As of December 31, 2019
Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Basket credit default swaps	12/20/2024	(3)	(4)	BBB+	1	$1	$55

(1)Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.

(2)Broker quotes are used to determine the market value of our credit default swaps.

(3)Credit default swaps were entered into in order to hedge the liability exposure on certain variable annuity products.

(4)Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of	As of
	December 31,	December 31,
	2020	2019
Maximum potential payout	$51	$55
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$51	$55

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, our counterparties would have been required to post $1 million of collateral as of December 31, 2020.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR. The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held. As of December 31, 2020, the NPR adjustment was zero. The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we and LLANY have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. We did not have any exposure as of December 31, 2020 or 2019.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2020		As of December 31, 2019
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$1,232	$(7)	$441	$(22)
A+	1,112	(175)	549	(168)
A	53	-	36	-
A-	572	-	355	-
	$2,969	$(182)	$1,381	$(190)

Balance Sheet Offsetting

Information related to the effects of offsetting (in millions) was as follows:

	As of December 31, 2020
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$4,978	$1,082	$6,060
Gross amounts offset	(1,869)	-	(1,869)
Net amount of assets	3,109	1,082	4,191
Gross amounts not offset:
Cash collateral	(2,969)	-	(2,969)
Non-cash collateral	(56)	-	(56)
Net amount	$84	$1,082	$1,166

Financial Liabilities
Gross amount of recognized liabilities	$902	$4,665	$5,567
Gross amounts offset	(330)	-	(330)
Net amount of liabilities	572	4,665	5,237
Gross amounts not offset:
Cash collateral	(182)	-	(182)
Non-cash collateral	-	-	-
Net amount	$390	$4,665	$5,055

	As of December 31, 2019
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$2,619	$1,437	$4,056
Gross amounts offset	(708)	-	(708)
Net amount of assets	1,911	1,437	3,348
Gross amounts not offset:
Cash collateral	(1,381)	-	(1,381)
Non-cash collateral	(242)	-	(242)
Net amount	$288	$1,437	$1,725

Financial Liabilities
Gross amount of recognized liabilities	$771	$3,470	$4,241
Gross amounts offset	(15)	-	(15)
Net amount of liabilities	756	3,470	4,226
Gross amounts not offset:
Cash collateral	(190)	-	(190)
Non-cash collateral	-	-	-
Net amount	$566	$3,470	$4,036

7. Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Current	$(59)	$175	$179
Deferred	3	(212)	78
Federal income tax expense (benefit)	$(56)	$(37)	$257

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Income (loss) before taxes	$535	$577	$1,830
Federal statutory rate	21%	21%	21%
Federal income tax expense (benefit) at federal statutory rate	112	121	384
Effect of:
Tax-preferred investment income (1)	(98)	(99)	(87)
Tax credits	(39)	(40)	(39)
Excess tax benefits from stock-based compensation	2	(6)	(3)
Tax impact associated with the Tax Cuts and Jobs Act (2)	(37)	(16)	3
Other items	4	3	(1)
Federal income tax expense (benefit)	$(56)	$(37)	$257
Effective tax rate	-10%	-6%	14%

(1)Relates primarily to separate account dividends eligible for the dividends-received deduction.

(2)In 2018, we recognized a $3 million tax expense from the impact of the reduced federal statutory rate under the Tax Cuts and Jobs Act (the “Tax Act”) on our adoption of an Internal Revenue Service pronouncement related to variable annuity contracts. In 2019, we recognized a $16 million tax benefit from the impact of the reduced corporate tax rate under the Tax Act on our election to revalue policyholder tax reserves. In 2020, we recognized a $37 million tax benefit attributable to the carry back of a 2020 net operating loss under the provisions of the Coronavirus Aid, Relief, and Economic Security Act, which provides for a five-year carryback period.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2020	2019
Current	$381	$255
Deferred	(3,422)	(2,605)
Total federal income tax asset (liability)	$(3,041)	$(2,350)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2020	2019
Deferred Tax Assets
Future contract benefits and other contract holder funds	$2,262	$527
Reinsurance related embedded derivative asset	113	79
Compensation and benefit plans	163	135
Intangibles	27	26
Net operating losses	218	216
Other	5	14
Total deferred tax assets	$2,788	$997
Deferred Tax Liabilities
DAC	$418	$854
VOBA	165	191
Net unrealized gain on fixed maturity AFS securities	3,836	2,216
Net unrealized gain on trading securities	88	70
Investment activity	1,299	154
Other	404	117
Total deferred tax liabilities	$6,210	$3,602
Net deferred tax asset (liability)	$(3,422)	$(2,605)

As of December 31, 2020, we have $1.0 billion of net operating losses to carry forward to future years. The net operating losses arose in tax year 2018, and under the Tax Act changes, have an unlimited carryforward period. As a result, management believes that it is more likely than not that the deferred tax asset associated with the loss carryforwards will be realized. Inclusive of the tax attribute for the net operating losses, although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities. With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2017. In the first quarter of 2021, the Internal Revenue Service commenced an examination of our refund claims for 2014 and 2015 that is anticipated to be completed by the end of 2021. We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2020	2019
Balance as of beginning-of-year	$41	$12
Increases for prior year tax positions	2	29
Balance as of end-of-year	$43	$41

As of December 31, 2020 and 2019, $43 million and $41 million, respectively, of our unrecognized tax benefits presented above, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate. We anticipate that it is reasonably possible that unrecognized tax benefits will decrease by $9 million by the end of 2021.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2020, 2019 and 2018, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2020 and 2019.

8. DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$7,418	$9,509	$7,909
Cumulative effect from adoption of new accounting
standard	5	-	-
Business acquired (sold) through reinsurance	(26)	-	(246)
Business recaptured through reinsurance	-	59	-
Deferrals	1,427	1,900	1,596
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(811)	(922)	(913)
Unlocking	(211)	(471)	(115)
Adjustment related to realized (gains) losses	(35)	(43)	(42)
Adjustment related to unrealized (gains) losses	(2,177)	(2,614)	1,320
Balance as of end-of-year	$5,590	$7,418	$9,509

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$327	$799	$499
Business acquired (sold) through reinsurance	-	-	(11)
Business acquired	-	-	30
Deferrals	3	6	7
Amortization:
Amortization, excluding unlocking	(107)	(115)	(127)
Unlocking	(201)	143	(60)
Accretion of interest (1)	44	45	48
Adjustment related to realized (gains) losses	-	(1)	(2)
Adjustment related to unrealized (gains) losses	168	(550)	415
Balance as of end-of-year	$234	$327	$799

(1)The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2020, was as follows:

2021	$67
2022	65
2023	64
2024	59
2025	52

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$281	$298	$287
Business acquired (sold) through reinsurance	-	-	(21)
Deferrals	7	26	48
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(20)	(28)	(28)
Unlocking	(1)	(3)	-
Adjustment related to realized (gains) losses	(2)	(2)	(1)
Adjustment related to unrealized (gains) losses	(6)	(10)	13
Balance as of end-of-year	$259	$281	$298

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$646	$2,763	$1,429
Cumulative effect from adoption of new accounting
standard	4	-	-
Business recaptured through reinsurance	-	5	-
Deferrals	1,002	1,092	874
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(529)	(533)	(474)
Unlocking	(275)	(426)	(52)
Adjustment related to realized (gains) losses	16	(11)	(19)
Adjustment related to unrealized (gains) losses	(468)	(2,244)	1,005
Balance as of end-of-year	$396	$646	$2,763

9. Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance agreements with Protective and Swiss Re Life & Health America, Inc. (“Swiss Re”):

	For the Years Ended December 31,
	2020	2019	2018
Direct insurance premiums and fee income	$13,159	$13,347	$11,882
Reinsurance assumed	101	97	96
Reinsurance ceded	(2,018)	(1,920)	(1,883)
Total insurance premiums and fee income	$11,242	$11,524	$10,095

Direct insurance benefits	$10,497	$9,482	$8,513
Reinsurance recoveries netted against benefits	(2,447)	(1,897)	(2,369)
Total benefits	$8,050	$7,585	$6,144

We and our insurance subsidiaries cede insurance to other companies. The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2020, the policy for our reinsurance program was to retain up to $20 million on a single insured life. As the amount we retain varies by policy, we reinsured 17% of the mortality risk on newly issued life insurance contracts in 2020.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers and LNBAR. The amounts recoverable from reinsurers were $18.8 billion and $19.2 billion as of December 31, 2020 and 2019, respectively.

Protective represents our largest reinsurance exposure following the sale of the Liberty Life Business as discussed in Note 3, which resulted in amounts recoverable from Protective of $11.3 billion and $11.8 billion as of December 31, 2020 and 2019, respectively. Protective has funded trusts, of which the balance in the trusts changes as a result of ongoing reinsurance activity, to support the business ceded, which totaled $15.2 billion and $14.7 billion as of December 31, 2020 and 2019, respectively.

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $1.2 billion and $1.3 billion as of December 31, 2020 and 2019, respectively. Swiss Re has funded a trust, with a balance of $1.2 billion as of December 31, 2020, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2020, included $151 million and $35 million, respectively, related to the business sold to Swiss Re. In addition, the amounts recoverable from LNBAR were $2.7 billion and $2.4 billion as of December 31, 2020 and 2019, respectively. LNBAR has funded trusts to support the business ceded of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $3.2 billion as of December 31, 2020.

Adoption of ASU 2016-13

In 2020, we adopted ASU 2016-13, which resulted in a new recognition and measurement of credit losses on most financial assets. We established a credit loss allowance of $190 million as of January 1, 2020, for reinsurance-related assets for the risk of credit losses inherent in reinsurance transactions. During 2020, there have not been any changes to the credit loss allowance that would be material to our financial statements. See Note 2 for additional information. See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our reinsurance-related assets.

Modco Agreements

Some portions of our annuity business have been reinsured on a Modco basis with other companies. In a Modco agreement, we as the ceding company retain the reserves, as well as the assets backing those reserves, and the reinsurer shares proportionally in all financial terms of the reinsured policies based on their respective percentage of the risk. Effective October 1, 2018, we entered into one such Modco agreement with Athene to reinsure fixed and fixed indexed annuity products, which resulted in a deposit asset of $5.8 billion and $6.6 billion as of December 31, 2020 and 2019, respectively, within other assets on our Consolidated Balance Sheets. We held assets in support of reserves associated with the transaction in a Modco investment portfolio, which consisted of the following (in millions):

	As of	As of
	December 31,	December 31,
	2020	2019
Fixed maturity AFS securities	$1,531	$2,308
Trading securities	3,357	3,534
Equity securities	17	14
Mortgage loans on real estate	832	698
Derivative investments	103	130
Other investments	167	94
Cash and invested cash	92	62
Accrued investment income	42	57
Other assets	3	-
Total	$6,144	$6,897

In addition, the portfolio was supported by $185 million of over-collateralization and a $170 million letter of credit as of December 31, 2020. As described in Note 1, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $29 million, $30 million and $8 million of the gain during 2020, 2019 and 2018, respectively.

See “Realized Gain (Loss)” in Note 16 for information on reinsurance related embedded derivatives.

10. Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2020
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	684	-	-	-	684
Total goodwill	$3,930	$(2,152)	$-	$-	$1,778

	For the Year Ended December 31, 2019
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	688	-	(4)	-	684
Total goodwill	$3,934	$(2,152)	$(4)	$-	$1,778

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business. Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period. To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2020 and 2019, we performed our annual quantitative goodwill impairment test for our reporting units, and, as of each such date, the fair value was in excess of each reporting unit’s carrying value for Annuities, Retirement Plan Services, Life Insurance and Group Protection.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2020		As of December 31, 2019
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Retirement Plan Services:
Mutual fund contract rights (1)	$5	$-	$5	$-
Life Insurance:
Sales force	100	59	100	55
Group Protection:
VOCRA	576	55	576	25
VODA	31	5	31	2
Insurance licenses (1)	3	-	3	-
Total	$715	$119	$715	$82

(1)No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2020, was as follows:

2021	$37
2022	37
2023	37
2024	37
2025	37
Thereafter	403

11. Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2020 (1)	2019 (1)
Return of Net Deposits
Total account value	$109,856	$101,601
Net amount at risk (2)	72	71
Average attained age of contract holders	66 years	65 years

Minimum Return
Total account value	$100	$92
Net amount at risk (2)	12	13
Average attained age of contract holders	78 years	77 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$27,650	$25,763
Net amount at risk (2)	390	384
Average attained age of contract holders	72 years	71 years

(1)Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$117	$161	$100
Changes in reserves	30	(24)	77
Benefits paid	(26)	(20)	(16)
Balance as of end-of-year	$121	$117	$161

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2020	2019
Asset Type
Domestic equity	$70,362	$64,093
International equity	20,855	19,852
Fixed income	43,521	41,405
Total	$134,738	$125,350

Percent of total variable annuity separate account values	98%	98%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment. Reserves on UL and VUL products with secondary guarantees represented 37% and 35% of total life insurance in-force reserves as of December 31, 2020 and 2019, respectively. UL and VUL products with secondary guarantees represented 31%, 27% and 36% of total life insurance sales for the years ended December 31, 2020, 2019 and 2018, respectively.

12. Liability for Unpaid Claims

The liability for unpaid claims consists primarily of long-term disability claims and is reported in future contract benefits on our Consolidated Balance Sheets. Changes in the liability for unpaid claims (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$5,552	$5,335	$2,222
Reinsurance recoverable	152	143	57
Net balance as of beginning-of-year	5,400	5,192	2,165
Business acquired (1)	-	-	2,842
Incurred related to:
Current year	3,517	3,193	2,531
Prior years:
Interest	148	151	120
All other incurred (2)	(209)	(308)	(208)
Total incurred	3,456	3,036	2,443
Paid related to:
Current year	(1,707)	(1,518)	(1,197)
Prior years	(1,366)	(1,310)	(1,061)
Total paid	(3,073)	(2,828)	(2,258)
Net balance as of end-of-year	5,783	5,400	5,192
Reinsurance recoverable	151	152	143
Balance as of end-of-year	$5,934	$5,552	$5,335

(1)Represents acquired group life and disability reserves, net, as of May 1, 2018. See Note 3 for additional information.

(2)All other incurred is primarily impacted by the level of claim resolutions in the period compared to that which is expected by the reserve assumption. A negative number implies a favorable result where claim resolutions were more favorable than assumed. Our claim resolution rate assumption used in determining reserves is our expectation of the resolution rate we will experience over the long-term life of the block of claims. It will vary from actual experience in any one period, both favorably and unfavorably.

The interest rate assumption used for discounting long-term claim reserves is an important part of the reserving process due to the long benefit period for these claims. Interest accrued on prior years’ reserves has been calculated on the opening reserve balance less one-half of the prior years’ incurred claim payments at our average reserve discount rate.

Long-term disability benefits may extend for many years, and claim development schedules do not reflect these longer benefit periods. As a result, we use longer term retrospective runoff studies, experience studies and prospective studies to develop our liability estimates. Long-term disability reserves are discounted using rates ranging from 2.75% to 5%. The discount rates vary by year of claim incurral.

13. Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2020	2019
Short-Term Debt
Short-term debt (1)	$497	$609

Long-Term Debt, Excluding Current Portion
9.76% surplus note, due 2024	$50	$50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	611	613
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 155 bps surplus note, due 2037	25	25
4.20% surplus note, due 2037	50	50
LIBOR + 100 bps surplus note, due 2037	254	284
4.225% surplus note, due 2037	28	28
4.00% surplus note, due 2037	30	-
4.50% surplus note, due 2038	13	13
Total long-term debt	$2,412	$2,414

(1)The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2020, were as follows:

2021	$-
2022	-
2023	-
2024	50
2025	-
Thereafter	2,362
Total	$2,412

We issued a surplus note of $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC. The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million. The outstanding principal amount as of December 31, 2020, was $611 million. The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC. The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2017, we issued a surplus note of $25 million to LNC. The note calls for us to pay the principal amount of the note on or before June 30, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 155 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 1, 2017, we issued a surplus note of $50 million to LNC. The note calls for us to pay the principal amount of the note on or before July 1, 2037, and interest to be paid quarterly at an annual rate of 4.20%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps. On June 15, 2017, the surplus note was amended to include repayment terms stating subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest. The outstanding principal amount as of December 31, 2020, was $254 million due to executing our right to repay the surplus note in part to LNC.

On July 1, 2018, we issued a surplus note of $13 million to LNC. The note calls for us to pay the principal amount of the note on or before June 30, 2038, and interest to be paid quarterly at an annual rate of 4.50%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2019, we issued a surplus note of $28 million to LNC. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.225%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On March 31, 2020, we issued a surplus note of $30 million to LNC. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.00%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

Credit Facilities

Credit facilities, which allow for borrowing or issuances of letters of credit (“LOCs”), (in millions) were as follows:

		As of December 31, 2020
	Expiration	Maximum	LOCs
	Date	Available	Issued
Credit Facilities
Five-year revolving credit facility	July 31, 2024	$2,250	$213
LOC facility (1)	August 26, 2031	990	943
LOC facility (1)	October 1, 2031	954	954
Total		$4,194	$2,110

(1)Our wholly-owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements.

On July 31, 2019, LNC refinanced its existing credit facility with a syndicate of banks. This facility (the “credit facility”) allows for the issuance of LOCs and borrowing of up to $2.25 billion. The credit facility is unsecured and has a commitment termination date of July 31, 2024. The LOCs under the credit facility are used primarily to satisfy reserve credit requirements of (i) LNL and LNC’s other domestic insurance companies for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The credit agreement governing the credit facility contains or includes:

●Customary terms and conditions, including covenants restricting the ability of LNC and its subsidiaries to incur liens and the ability of LNC to merge or consolidate with another entity where it is not the surviving entity and dispose of all or substantially all of its assets;

●Financial covenants including maintenance by LNC of a minimum consolidated net worth (as defined in the credit agreement) equal to the sum of $10.6 billion plus 50% of the aggregate net proceeds of equity issuances received by LNC or any of its subsidiaries as set forth in the credit agreement; and a debt-to-capital ratio as defined in accordance with the credit facility not to exceed 0.35 to 1.00;

●A cap on LNC’s secured non-operating indebtedness and non-operating indebtedness of LNC’s subsidiaries equal to 7.5% of total capitalization, as defined in accordance with the credit agreement; and

●Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit agreement provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable. As of December 31, 2020, LNC was in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets. Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid. Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default. The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults. Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable. As of December 31, 2020, we were in compliance with all such covenants.

14. Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisers and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2020. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2020, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $90 million. Any estimate is not an indication of expected loss, if any, or of the Company’s maximum possible loss exposure on such matters.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Certain reinsurers have sought rate increases on certain yearly renewable term agreements. We are disputing the requested rate increases under these agreements. We will initiate arbitration proceedings, as necessary, under these agreements in order to protect our contractual rights. Additionally, reinsurers have initiated, and may in the future initiate, arbitration proceedings against us. We believe it is unlikely the outcome of these disputes will have a material adverse effect on our financial condition. For more information about reinsurance, see Note 9.

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016. Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders. On January 11, 2019, the court dismissed Plaintiff’s complaint in its entirety. In response, Plaintiff filed a motion for leave to amend the complaint, which we have opposed.

Hanks v. Lincoln Life & Annuity Company of New York (“LLANY”) and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 1:16-cv-6399, is a putative class action that was served on LLANY on August 12, 2016. Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result. Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf. On March 13, 2019, the court issued an order granting plaintiff’s motion for class certification for the breach of contract claim and denying such motion with respect to the unjust enrichment claim against LLANY, and, on September 12, 2019, the court issued an order approving the parties’ joint stipulation of dismissal with respect to the unjust enrichment claim and dismissed LLANY as a defendant in the case. In light of LLANY’s role as reinsurer and administrator under the 1998 coinsurance agreement with Aetna (now Voya), and of the parties’ rights and obligations thereunder, LLANY continues to be actively engaged in the defense of this case. On September 30, 2020, the court denied plaintiff’s motion for summary judgment and granted in part Voya’s motion for summary judgment. The court has not yet set a trial date, and we continue to vigorously defend this action.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-02592, is a civil action filed on February 1, 2017. Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates beginning in 2016. We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 2:16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017. In addition to consolidating a number of existing matters, the order also covers any future cases filed in the same district related to the same subject matter. Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2016. Plaintiffs seek to represent classes of policyowners and seek damages on their behalf. We are vigorously defending this matter.

In re: Lincoln National 2017 COI Rate Litigation, Master File No. 2:17-cv-04150 is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order of the court in March 2018. Plaintiffs own universal life insurance policies originally issued by former Jefferson-Pilot (now LNL). Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017. Plaintiffs seek to represent classes of policyholders and seek damages on their behalf. We are vigorously defending this matter.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018.

Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders. We are vigorously defending this matter.

LSH Co. and Wells Fargo Bank, National Association, as securities intermediary for LSH Co. v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-05529, is a civil action filed on December 21, 2018. Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates in 2016 and 2017. We are vigorously defending this matter.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019. Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies. Plaintiff seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and which contain non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policies. Plaintiff also seeks to represent a sub-class of such policyholders who own or owned “life insurance policies issued in the State of New York.” Plaintiff seeks damages on behalf of the policyholder class and sub-class. We are vigorously defending this matter.

Other Litigation

Andrew Nitkewicz v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:20-cv-06805, is a putative class action that was filed on August 24, 2020. Plaintiff Andrew Nitkewicz, as trustee of the Joan C. Lupe Trust, seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and for which planned annual, semi-annual, or quarterly premiums were paid for any period beyond the end of the policy month of the insured’s death. Plaintiff alleges LLANY failed to refund unearned premium in violation of New York Insurance Law Section 3203(a)(2) in connection with the payment of death benefit claims for certain insurance policies. Plaintiff seeks compensatory damages and pre-judgment interest on behalf of the various classes and sub-class. We are vigorously defending this matter.

Commitments

Leases

As of December 31, 2020 and 2019, we recognized operating lease ROU assets of $162 million and $202 million, respectively, and associated lease liabilities of $170 million and $208 million, respectively. The weighted-average discount rate and remaining lease term were 3.1% and six years, respectively, as of December 31, 2020, and 3.2% and six years, respectively, as of December 31, 2019. Operating lease expense for the years ended December 31, 2020, 2019 and 2018, was $42 million, $46 million and $43 million, respectively, and reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

As of December 31, 2020 and 2019, the net book value of assets recorded as finance leases was $75 million and $128 million, respectively, and the associated accumulated amortization was $398 million and $345 million, respectively. These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives. The weighted-average discount rate and remaining lease term were 2.2% and two years, respectively, as of December 31, 2020 and 2019.

Finance lease expense (in millions) was as follows:

	For the Years Ended
	December 31,
	2020	2019
Amortization of ROU assets (1)	$53	$67
Interest on lease liabilities (2)	6	13
Total	$59	$80

(1)Amortization of ROU assets is reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

(2)Interest on lease liabilities is reported in interest and debt expense on our Consolidated Statements of Comprehensive Income (Loss).

The table below presents cash flow information (in millions) related to leases:

	For the Years Ended
	December 31,
	2020	2019
Supplemental Cash Flow Information
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$43	$47
Financing cash flows from finance leases	53	96

Supplemental Non-cash Information
ROU assets obtained in exchange for new lease obligations:
Operating leases	$10	$78

Our future minimum lease payments (in millions) under non-cancellable leases as of December 31, 2020, were as follows:

	Operating	Finance
	Leases	Leases
2021	$42	$62
2022	37	72
2023	33	79
2024	27	17
2025	22	7
Thereafter	47	4
Total future minimum lease payments	208	241
Less: Amount representing interest	38	7
Present value of minimum lease payments	$170	$234

As of December 31, 2020, we had no leases that had not yet commenced.

Vulnerability from Concentrations

As of December 31, 2020, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition. For information on our investment and reinsurance concentrations, see Notes 5 and 9, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(9) million and $(13) million as of December 31, 2020 and 2019, respectively.

15. Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$5,637	$536	$3,283
Cumulative effect from adoption of new accounting standards	40	-	634
Unrealized holding gains (losses) arising during the year	7,585	8,856	(5,995)
Change in foreign currency exchange rate adjustment	180	46	(107)
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(3,559)	(2,460)	1,748
Income tax benefit (expense)	(901)	(1,370)	923
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(52)	(26)	(44)
Associated amortization of DAC, VOBA, DSI and DFEL	38	(11)	(19)
Income tax benefit (expense)	3	8	13
Balance as of end-of-year	$8,993	$5,637	$536
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$40	$29	$39
(Increases) attributable to:
Cumulative effect from adoption of new accounting standards	(40)	-	9
Gross OTTI recognized in OCI during the year	-	(14)	-
Change in DAC, VOBA, DSI and DFEL	-	1	-
Income tax benefit (expense)	-	3	-
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	-	30	(18)
Change in DAC, VOBA, DSI and DFEL	-	(2)	(5)
Income tax benefit (expense)	-	(7)	4
Balance as of end-of-year	$-	$40	$29
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$181	$119	$27
Cumulative effect from adoption of new accounting standard	-	-	6
Unrealized holding gains (losses) arising during the year	77	181	40
Change in foreign currency exchange rate adjustment	(174)	(52)	111
Change in DAC, VOBA, DSI and DFEL	(23)	(5)	(14)
Income tax benefit (expense)	26	(26)	(29)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	64	47	31
Associated amortization of DAC, VOBA, DSI and DFEL	(7)	(2)	(3)
Income tax benefit (expense)	(12)	(9)	(6)
Balance as of end-of-year	$42	$181	$119
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(22)	$(25)	$(22)
Cumulative effect from adoption of new accounting standard	-	-	(5)
Adjustment arising during the year	10	4	3
Income tax benefit (expense)	(2)	(1)	(1)
Balance as of end-of-year	$(14)	$(22)	$(25)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2020	2019	2018
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(52)	$(26)	$(44)	Realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	38	(11)	(19)	Realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(14)	(37)	(63)	operations before taxes
Income tax benefit (expense)	3	8	13	Federal income tax expense (benefit)
Reclassification, net of income tax	$(11)	$(29)	$(50)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$-	$4	$7	Realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	-	Realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	-	4	7	operations before taxes
Income tax benefit (expense)	-	(1)	(1)	Federal income tax expense (benefit)
Reclassification, net of income tax	$-	$3	$6	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$2	$3	$4	Net investment income
Foreign currency contracts	56	35	27	Net investment income
Foreign currency contracts	6	9	-	Realized gain (loss)
Total gross reclassifications	64	47	31
Associated amortization of DAC,
VOBA, DSI and DFEL	(7)	(2)	(3)	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	57	45	28	operations before taxes
Income tax benefit (expense)	(12)	(9)	(6)	Federal income tax expense (benefit)
Reclassifications, net of income tax	$45	$36	$22	Net income (loss)

16. Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Fixed maturity AFS securities:
Gross gains	$26	$44	$36
Gross losses	(78)	(70)	(80)
Credit loss benefit (expense) (1)	(25)	-	-
Gross OTTI	-	(15)	(7)
Realized gain (loss) on equity securities (2)	8	(4)	(17)
Credit loss benefit (expense) on mortgage loans on real estate	(117)	(2)	2
Other gain (loss) on investments	(7)	(9)	-
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	31	(13)	(22)
Total realized gain (loss) related to certain financial assets	(162)	(69)	(88)
Realized gain (loss) on the mark-to-market on certain instruments (3)(4)	(142)	(426)	251
Indexed annuity and IUL contracts net derivatives results: (5)
Gross gain (loss)	38	(80)	(51)
Associated amortization of DAC, VOBA, DSI and DFEL	(26)	2	12
GLB fees ceded to LNBAR and attributed fees:
Gross gain (loss)	(205)	(223)	(184)
Associated amortization of DAC, VOBA, DSI and DFEL	(29)	(32)	(32)
Total realized gain (loss)	$(526)	$(828)	$(92)

(1)Includes changes in the allowance for credit losses as well as direct write-downs to amortized cost as a result of negative credit events.

(2)Includes market adjustments on equity securities still held of $8 million and $(4) million for the years ended December 31, 2020 and 2019, respectively.

(3)Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts, net derivatives results), reinsurance related embedded derivatives and trading securities. See Notes 1 and 9 for information regarding Modco.

(4)Includes gains and losses from fair value changes on mortgage loans on real estate accounted for under the fair value option of $(24) million for the year ended December 31, 2020.

(5)Represents the net difference between the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

17. Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Commissions	$2,193	$2,566	$2,271
General and administrative expenses	2,014	2,152	1,910
Expenses associated with reserve financing and LOCs	55	52	64
DAC and VOBA deferrals and interest, net of amortization	(144)	(586)	(436)
Broker-dealer expenses	378	372	358
Specifically identifiable intangible asset amortization	37	26	9
Taxes, licenses and fees	336	353	322
Acquisition and integration costs related to mergers and acquisitions	20	130	85
Total	$4,889	$5,065	$4,583

18. Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants. These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits. We comply with applicable minimum funding requirements. In accordance with such practice, we were not required to make contributions for the years ended December 31, 2020 and 2019. We do not expect to be required to make any contributions to these pension plans in 2021. We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents. Total net periodic cost (recovery) for these plans was $4 million, $6 million and $6 million during 2020, 2019 and 2018, respectively. In 2021, we expect the plans to make benefit payments of approximately $11 million.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2020	2019	2020	2019

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$115	$109	$8	$9
Projected benefit obligation	116	115	10	10
Funded status	$(1)	$(6)	$(2)	$(1)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$-	$-	$-	$-
Other liabilities	(1)	(6)	(2)	(1)
Net amount recognized	$(1)	$(6)	$(2)	$(1)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	2.95%	3.50%	2.96%	3.50%
Net periodic benefit cost:
Weighted-average discount rate	3.50%	4.50%	3.50%	4.50%
Expected return on plan assets	4.25%	4.50%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2020, and projected benefit obligation cash flows. The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation. We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2020	2019

Fixed maturity securities:
Corporate bonds	$12	$-
U.S. government bonds	67	83
Cash and invested cash	36	26
Other investments	8	9
Total	$123	$118

See “Fair Value Measurement” in Note 1 for discussion on how we categorize our pension plans’ assets into the three-level fair value hierarchy. See “Financial Instruments Carried at Fair Value” in Note 21 for a summary of our fair value measurement of our pension plans’ assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors. These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits. We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees. Our expense (benefit) for these plans was $(9) million, $10 million and $(4) million for the years ended December 31, 2020, 2019 and 2018, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986. We also participate in defined contribution plans sponsored by LNC for eligible employees. Our expense for these plans was $97 million, $101 million and $90 million, for the years ended December 31, 2020, 2019 and 2018, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents. Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC. The results of certain notional investment options within some of the plans are hedged by total return swaps. Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options. Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. Our expense for these plans was $35 million, $22 million and $12 million for the years ended December 31, 2020, 2019 and 2018, respectively. For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2020	2019
Total liabilities (1)	$673	$579
Investments dedicated to fund liabilities (2)	229	202

(1)Reported in other liabilities on our Consolidated Balance Sheets.

(2)Reported in other assets on our Consolidated Balance Sheets.

19. Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares, and restricted stock units (“RSUs”), among other types of awards. LNC issues new shares to satisfy option exercises and vested performance shares and RSUs.

Total compensation expense (in millions) by award type for stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Stock options	$9	$8	$5
Performance shares	5	16	14
RSUs	34	35	30
Total	$48	$59	$49

Recognized tax benefit	$10	$12	$10

20. Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities: LNL, LLANY, LLACB, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2020	2019
U.S. capital and surplus	$8,783	$8,425

	For the Years Ended December 31,
	2020	2019	2018
U.S. net gain (loss) from operations, after-tax	$(247)	$379	$686
U.S. net income (loss)	53	359	1,013
U.S. dividends to LNC holding company	660	600	910

Comparison of 2020 to 2019

Statutory net income (loss) decreased due primarily to increases in benefits and unfavorable reserve strain on certain products, partially offset by favorable equity markets.

Comparison of 2019 to 2018

Statutory net income (loss) decreased due primarily to lower dividends from affiliates, unfavorable reserve strain on certain products, and integration costs incurred as part of the acquisition of Liberty Life. See Note 3 for information regarding the acquisition.

State Prescribed and Permitted Practices

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed or permitted accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York and use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves as prescribed by the state of New York.  The statutory permitted practice allows accounting for certain call option derivative assets at amortized cost and allows determining certain indexed annuity and indexed life statutory reserve calculations with the assumption that the market value of the related liability call option(s) associated with the current index term is zero. At the conclusion of the index term, credited interest is reflected in the reserve as realized, based on actual index performance.

The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP. One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2020 and 2019. Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2020 and 2019. Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance agreements with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2020 and 2019. These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”) or are compliant under AG48 requirements.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2020	2019
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$14	$24
Conservative valuation rate on certain annuities	(44)	(49)
Calculation of reserves using continuous CARVM	(1)	-
State Permitted Practice
Derivative instruments and equity indexed reserves	(100)	-
Vermont Subsidiaries Permitted Practices (1)
Lesser of LOC and XXX additional reserve as surplus	1,897	1,947
LLC notes and variable value surplus notes	1,640	1,648
Excess of loss reinsurance agreements	452	419

(1)These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of AG48 or are compliant under AG48 requirements.

The NAIC has adopted RBC requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2020, the Company’s RBC ratio was in excess of four times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the “Commissioner”), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNL’s subsidiaries, LLANY, a New York-domiciled insurance company, and LLACB, a New Hampshire-domiciled company, are bound by similar restrictions, under the laws of New York and New Hampshire, respectively. Under both New York and New Hampshire law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends to LNC of approximately $850 million in 2021 without prior approval from the Commissioner of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

21. Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2020		As of December 31, 2019
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
Fixed maturity AFS securities	$121,111	$121,111	$103,773	$103,773
Trading securities	4,442	4,442	4,602	4,602
Equity securities	127	127	103	103
Mortgage loans on real estate	16,681	18,129	16,244	16,774
Derivative investments (1)	3,109	3,109	1,911	1,911
Other investments	3,015	3,015	2,554	2,554
Cash and invested cash	1,462	1,462	1,879	1,879
Other assets:
GLB direct embedded derivatives	450	450	450	450
GLB ceded embedded derivatives	82	82	60	60
Indexed annuity ceded embedded derivatives	550	550	927	927
Separate account assets	167,965	167,965	153,571	153,571

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(3,594)	(3,594)	(2,585)	(2,585)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(1,854)	(1,854)	(1,900)	(1,900)
Account values of certain investment contracts	(40,917)	(49,709)	(38,606)	(46,781)
Short-term debt	(497)	(497)	(609)	(609)
Long-term debt	(2,412)	(2,834)	(2,414)	(2,714)
Reinsurance related embedded derivatives	(540)	(540)	(375)	(375)
Other liabilities:
Derivative liabilities (1)	(353)	(353)	(238)	(238)
GLB ceded embedded derivatives	(531)	(531)	(510)	(510)
Benefit Plans’ Assets (2)	123	123	118	118

(1)We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.

(2)Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 18 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value. Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. Other investments also includes Federal Home Loan Bank (“FHLB”) stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value. The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy. The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments. The inputs used to measure the fair value of these assets are classified as Level 1 within the fair value hierarchy.

Separate Account Assets

Separate account assets are primarily carried at fair value.  A portion of our separate account assets includes LPs, which are accounted for using the equity method of accounting. The carrying value is based on our proportional share of the net assets of the LPs and approximates fair value. The inputs used to measure the fair value of the separate account asset LPs are classified as Level 3 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2020 and 2019, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Fair Value Option

Mortgage loans on real estate, net of allowance for credit losses, as reported on our Consolidated Balance Sheets, includes commercial mortgage loans for which the fair value option was elected. The fair value option allows us to elect fair value as an alternative measurement for mortgage loans not otherwise reported at fair value. We have made these elections for certain mortgage loans associated with Modco agreements to help mitigate the inconsistency in earnings that would otherwise result from the use of embedded derivatives included with these loans. Changes in fair value are reflected in realized gain (loss) on our Consolidated Statement of Comprehensive Income (Loss) for commercial mortgage loans. Changes in fair value due to instrument-specific credit risk are estimated using changes in credit spreads and quality ratings for the period reported. Due to lack of observable inputs as a result of a change to a third-party pricing source, certain mortgage loans electing the fair value option were categorized as Level 3 as of December 31, 2020.

The fair value and aggregate contractual principal for mortgage loans where the fair value option was elected (in millions) was as follows:

As of
December 31,
2020
Commercial mortgage loans: (1)
Fair value	$832
Aggregate contractual principal	839
-

(1)As of December 31, 2020, no loans for which the fair value option has been elected were in non-accrual status and none were more than 90 days past due and still accruing interest.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2020 or 2019.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2020
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$93,663	$7,761	$101,424
U.S. government bonds	438	6	5	449
State and municipal bonds	-	6,662	-	6,662
Foreign government bonds	-	391	74	465
RMBS	-	2,836	2	2,838
CMBS	-	1,494	1	1,495
ABS	-	6,608	570	7,178
Hybrid and redeemable preferred securities	53	444	103	600
Mortgage loans on real estate	-	-	832	832
Trading securities	5	3,794	643	4,442
Equity securities	22	48	57	127
Derivative investments (1)	-	1,733	3,575	5,308
Cash and invested cash	-	1,462	-	1,462
Other assets:
GLB direct embedded derivatives	-	-	450	450
GLB ceded embedded derivatives	-	-	82	82
Indexed annuity ceded embedded derivatives	-	-	550	550
Separate account assets	606	167,351	-	167,957
Total assets	$1,124	$286,492	$14,705	$302,321

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(3,594)	$(3,594)
Reinsurance related embedded derivatives	-	(540)	-	(540)
Other liabilities:
Derivative liabilities (1)	-	(519)	(2,033)	(2,552)
GLB ceded embedded derivatives	-	-	(531)	(531)
Total liabilities	$-	$(1,059)	$(6,158)	$(7,217)

Benefit Plans’ Assets	$-	$123	$-	$123

	As of December 31, 2019
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$80,801	$6,978	$87,779
U.S. government bonds	391	7	5	403
State and municipal bonds	-	5,685	-	5,685
Foreign government bonds	-	298	90	388
RMBS	-	2,997	11	3,008
CMBS	-	1,082	1	1,083
ABS	-	4,615	268	4,883
Hybrid and redeemable preferred securities	77	389	78	544
Trading securities	50	3,886	666	4,602
Equity securities	25	48	30	103
Derivative investments (1)	-	1,089	1,735	2,824
Cash and invested cash	-	1,879	-	1,879
Other assets:
GLB direct embedded derivatives	-	-	450	450
GLB ceded embedded derivatives	-	-	60	60
Indexed annuity ceded embedded derivatives	-	-	927	927
Separate account assets	644	152,916	-	153,560
Total assets	$1,187	$255,692	$11,299	$268,178

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(2,585)	$(2,585)
Reinsurance related embedded derivatives	-	(375)	-	(375)
Other liabilities:
Derivative liabilities (1)	-	(284)	(867)	(1,151)
GLB ceded embedded derivatives	-	-	(510)	(510)
Total liabilities	$-	$(659)	$(3,962)	$(4,621)

Benefit Plans’ Assets	$-	$118	$-	$118

(1)Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2020
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$6,978	$(7)	$281	$435	$74	$7,761
U.S. government bonds	5	-	-	-	-	5
Foreign government bonds	90	-	3	(19)	-	74
RMBS	11	-	-	-	(9)	2
CMBS	1	-	-	-	-	1
ABS	268	-	10	495	(203)	570
Hybrid and redeemable
preferred securities	78	-	(2)	9	18	103
Mortgage loans on real estate	-	(1)	(10)	56	787	832
Trading securities	666	10	-	(32)	(1)	643
Equity securities	30	4	-	18	5	57
Derivative investments	868	986	267	(363)	(216)	1,542
Other assets: (6)
GLB direct embedded derivatives	450	-	-	-	-	450
GLB ceded embedded derivatives	60	22	-	-	-	82
Indexed annuity ceded embedded derivatives	927	538	-	(915)	-	550
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(2,585)	(1,009)	-	-	-	(3,594)
Other liabilities – GLB ceded embedded
derivatives (6)	(510)	(21)	-	-	-	(531)
Total, net	$7,337	$522	$549	$(316)	$455	$8,547

	For the Year Ended December 31, 2019
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$5,652	$3	$177	$1,195	$(49)	$6,978
U.S. government bonds	-	-	-	-	5	5
Foreign government bonds	109	-	6	(25)	-	90
RMBS	7	-	-	21	(17)	11
CMBS	2	1	-	5	(7)	1
ABS	134	-	1	619	(486)	268
Hybrid and redeemable
preferred securities	75	-	3	-	-	78
Trading securities	67	17	-	850	(268)	666
Equity securities	25	(12)	-	17	-	30
Derivative investments	533	9	164	162	-	868
Other assets: (6)
GLB direct embedded derivatives	123	327	-	-	-	450
GLB ceded embedded derivatives	72	(12)	-	-	-	60
Indexed annuity ceded embedded derivatives	902	158	-	(133)	-	927
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,305)	(900)	-	(380)	-	(2,585)
Other liabilities – GLB ceded embedded
derivatives (6)	(196)	(314)	-	-	-	(510)
Total, net	$6,200	$(723)	$351	$2,331	$(822)	$7,337

	For the Year Ended December 31, 2018
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net (2)	Net (3)(4)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$5,350	$10	$(198)	$542	$(52)	$5,652
U.S. government bonds	5	-	-	(5)	-	-
Foreign government bonds	110	-	(1)	-	-	109
RMBS	12	-	-	7	(12)	7
CMBS	6	-	-	35	(39)	2
ABS	117	-	-	223	(206)	134
Hybrid and redeemable
preferred securities	76	-	(1)	-	-	75
Equity AFS securities	161	-	-	-	(161)	-
Trading securities	49	(5)	-	30	(7)	67
Equity securities	-	(1)	-	-	26	25
Derivative investments	30	168	(74)	409	-	533
Other assets: (6)
GLB direct embedded derivatives	903	(780)	-	-	-	123
GLB ceded embedded derivatives	51	21	-	-	-	72
Indexed annuity ceded embedded derivatives	11	(117)	-	1,008	-	902
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,418)	198	-	(85)	-	(1,305)
Other liabilities – GLB ceded embedded
derivatives (6)	(954)	758	-	-	-	(196)
Total, net	$4,509	$252	$(274)	$2,164	$(451)	$6,200

(1)The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).

(2)Issuances, sales, maturities, settlements, calls, net, includes financial instruments acquired in the Liberty Life transaction as follows: corporate bonds of $67 million and ABS of $17 million.

(3)Transfers into or out of Level 3 for fixed maturity AFS and trading securities are reported at amortized cost as of the beginning-of-year. For fixed maturity AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in the prior years.

(4)Transfers into or out of Level 3 for FHLB stock between equity securities and other investments are reported at cost on our Consolidated Balance Sheets.

(5)Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(6)Gains (losses) from the changes in fair value are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2020
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,123	$(318)	$(43)	$(195)	$(132)	$435
Foreign government bonds	-	-	(19)	-	-	(19)
ABS	571	-	-	(76)	-	495
Hybrid and redeemable
preferred securities	13	(4)	-	-	-	9
Mortgage loans on real estate	71	(15)	-	-	-	56
Trading securities	300	(126)	(40)	(166)	-	(32)
Equity securities	20	(2)	-	-	-	18
Derivative investments	520	(412)	(471)	-	-	(363)
Other assets – indexed annuity ceded
embedded derivatives	25	-	-	(940)	-	(915)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(284)	-	-	284	-	-
Total, net	$2,359	$(877)	$(573)	$(1,093)	$(132)	$(316)

	For the Year Ended December 31, 2019
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,502	$(45)	$(78)	$(154)	$(30)	$1,195
Foreign government bonds	-	-	(25)	-	-	(25)
RMBS	21	-	-	-	-	21
CMBS	7	-	-	(2)	-	5
ABS	646	(8)	-	(19)	-	619
Trading securities	872	-	-	(22)	-	850
Equity securities	50	(33)	-	-	-	17
Derivative investments	555	(61)	(332)	-	-	162
Other assets – indexed annuity ceded
embedded derivatives	56	-	-	(189)	-	(133)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(591)	-	-	211	-	(380)
Total, net	$3,118	$(147)	$(435)	$(175)	$(30)	$2,331

	For the Year Ended December 31, 2018
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,068	$(171)	$(3)	$(275)	$(77)	$542
U.S. government bonds	-	(5)	-	-	-	(5)
RMBS	7	-	-	-	-	7
CMBS	39	-	-	(4)	-	35
ABS	240	(17)	-	-	-	223
Trading securities	54	(24)	-	-	-	30
Equity securities	1	(1)	-	-		-
Derivative investments	365	465	(421)	-	-	409
Other assets – indexed annuity ceded
embedded derivatives	1,030	-	-	(22)	-	1,008
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(284)	-	-	199	-	(85)
Total, net	$2,520	$247	$(424)	$(102)	$(77)	$2,164

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Derivative investments	$536	$168	$90
Embedded derivatives:
Indexed annuity and IUL contracts	634	(97)	(38)
Other assets – GLB direct and ceded	671	1,015	(75)
Other liabilities – GLB direct and ceded	(671)	(1,015)	75
Total, net (1)	$1,170	$71	$52

(1)Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

For the
Year Ended
December 31,
2020
Fixed maturity AFS securities:
Corporate bonds	$60
Foreign government bonds	4
ABS	5
Hybrid and redeemable preferred securities	(3)
Total, net	$66

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

1
	For the Year Ended December 31, 2020
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$290	$(216)	$74
RMBS	1	(10)	(9)
ABS	-	(203)	(203)
Hybrid and redeemable preferred
securities	18	-	18
Mortgage loans on real estate	787	-	787
Trading securities	1	(2)	(1)
Equity securities	5	-	5
Derivative investments	-	(216)	(216)
Total, net	$1,102	$(647)	$455

	For the Year Ended December 31, 2019
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$173	$(222)	$(49)
U.S. government bonds	5	-	5
RMBS	-	(17)	(17)
CMBS	-	(7)	(7)
ABS	9	(495)	(486)
Trading securities	5	(273)	(268)
Total, net	$192	$(1,014)	$(822)

	For the Year Ended December 31, 2018
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$78	$(130)	$(52)
RMBS	-	(12)	(12)
CMBS	1	(40)	(39)
ABS	-	(206)	(206)
Equity AFS securities	-	(161)	(161)
Trading securities	-	(7)	(7)
Equity securities	26	-	26
Total, net	$105	$(556)	$(451)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2020, 2019 and 2018, transfers in and out of Level 3 were attributable primarily to the securities’ observable market information no longer being available or becoming available. In 2020, transfers into Level 3 included certain commercial mortgage loans electing the fair value option. The transfers were due to a lack of observable valuation inputs used by a third-party pricing source. In 2018, transfers into or out of Level 3 also included FHLB stock between equity securities and other investments at cost on our Consolidated Balance Sheets.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2020:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS and
trading securities:
Corporate bonds	$3,370	Discounted cash flow	Liquidity/duration adjustment (2)	0.2%	-	19.9%	1.8%
Foreign government
bonds	29	Discounted cash flow	Liquidity/duration adjustment (2)	6.0%	-	6.0%	6.0%
ABS	20	Discounted cash flow	Liquidity/duration adjustment (2)	3.5%	-	3.5%	3.5%
Equity securities	22	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	-	6.0%	5.6%
Other assets –
GLB direct and ceded
embedded derivatives	532	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.06%	-	1.35%	0.95%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.53%

Indexed annuity ceded
embedded derivatives	550	Discounted cash flow	Lapse rate (3)	0%	-	9%	(10)
			Mortality rate (7)			(9)	(10)
Liabilities
Future contract benefits –
indexed annuity and IUL
contracts embedded
derivatives	$(3,594)	Discounted cash flow	Lapse rate (3)	0%	-	9%	(10)
			Mortality rate (7)			(9)	(10)
Other liabilities –
GLB ceded embedded
derivatives	(531)	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.06%	-	1.35%	0.95%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.53%

(1)Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.

(2)The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(3)The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(4)The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.

(5)The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(6)

The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The NPR input was weighted by the absolute value of the sensitivity of the reserve to the NPR assumption.

(7)The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.

(8)The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account value assigned to each index.

(9)The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

(10)A weighted average input range is not a meaningful measurement for lapse rate, utilization factors or mortality rate.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

●Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.

●Indexed annuity and IUL contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would have resulted in a decrease in the fair value measurement.

●GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position: an increase in our lapse rate, NPR or mortality rate inputs would have resulted in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see Note 1.

22. Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. As discussed in Note 3, we completed the acquisition of Liberty Life during the second quarter of 2018. Related results are included within the Group Protection segment. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL and bank-owned UL and VUL products.

The Group Protection segment offers group non-medical insurance products, including short and long-term disability, absence management services, term life, dental, vision and accident and critical illness benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

Other Operations includes investments related to our excess capital; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; debt costs; strategic digitization expense; and other corporate investments.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

●Realized gains and losses associated with the following (“excluded realized gain (loss)”):

◾Sales or disposals and impairments of financial assets;

◾Changes in the fair value of equity securities;

◾Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);

◾GLB rider fees ceded to LNBAR;

◾The net valuation premium of the GLB attributed rider fees; and

◾Changes in the fair value of the embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);

●Changes in reserves resulting from benefit ratio unlocking on our GLB riders;

●Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;

●Gains (losses) on early extinguishment of debt;

●Losses from the impairment of intangible assets;

●Income (loss) from discontinued operations;

●Acquisition and integration costs related to mergers and acquisitions; and

●Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

●Excluded realized gain (loss);

●Revenue adjustments from the initial adoption of new accounting standards;

●Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and

●Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

The tables below reconcile our segment measures of performance to the GAAP measures presented in our Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Revenues
Operating revenues:
Annuities	$4,067	$4,240	$4,025
Retirement Plan Services	1,197	1,186	1,164
Life Insurance	7,086	6,999	6,489
Group Protection	4,792	4,587	3,756
Other Operations	166	199	209
Excluded realized gain (loss), pre-tax	(742)	(1,019)	(285)
Total revenues	$16,566	$16,192	$15,358

	For the Years Ended December 31,
	2020	2019	2018
Net Income (Loss)
Income (loss) from operations:
Annuities	$1,125	$987	$1,122
Retirement Plan Services	157	162	160
Life Insurance	(12)	267	530
Group Protection	42	237	186
Other Operations	(161)	(148)	(130)
Excluded realized gain (loss), after-tax	(586)	(804)	(225)
Benefit ratio unlocking, after-tax	4	-	-
Net impact from the Tax Cuts and Jobs Act	37	16	(3)
Acquisition and integration costs related to mergers and acquisitions, after-tax	(15)	(103)	(67)
Net income (loss)	$591	$614	$1,573

Other segment information (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Net Investment Income
Annuities	$1,192	$1,070	$947
Retirement Plan Services	924	917	892
Life Insurance	2,689	2,494	2,546
Group Protection	329	306	259
Other Operations	130	175	200
Total net investment income	$5,264	$4,962	$4,844

	For the Years Ended December 31,
	2020	2019	2018
Amortization of DAC and VOBA, Net of Interest
Annuities	$376	$427	$347
Retirement Plan Services	28	25	27
Life Insurance	768	757	701
Group Protection	114	111	92
Total amortization of DAC and VOBA, net of interest	$1,286	$1,320	$1,167

	For the Years Ended December 31,
	2020	2019	2018
Federal Income Tax Expense (Benefit)
Annuities	$187	$148	$187
Retirement Plan Services	21	21	28
Life Insurance	(28)	50	116
Group Protection	11	63	50
Other Operations	(51)	(61)	(48)
Excluded realized gain (loss)	(155)	(215)	(61)
Benefit ratio unlocking	1	-	-
Net impact from the Tax Cuts and Jobs Act	(37)	(16)	3
Acquisition and integration costs related to
mergers and acquisitions	(5)	(27)	(18)
Total federal income tax expense (benefit)	$(56)	$(37)	$257

	As of December 31,
	2020	2019
Assets
Annuities	$183,721	$166,639
Retirement Plan Services	45,379	40,190
Life Insurance	102,806	93,327
Group Protection	10,201	9,468
Other Operations	26,212	26,392
Total assets	$368,319	$336,016

23. Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Interest paid	$127	$152	$154
Income taxes paid (received)	78	245	192
Significant non-cash investing and financing transactions:
Equity securities received in exchange of
fixed maturity AFS securities	17	-	-
Acquisition of note receivable from affiliate	45	392	31
Reduction of other assets in connection with
the expiration of an affiliate repurchase agreement	-	(150)	-
Investments received in financing transactions	-	-	263
Exchange of surplus note for promissory note with affiliate:
Carrying value of net asset	13	40	58
Carrying value of net liability	(13)	(40)	(58)

24. Quarterly Results of Operations (Unaudited)

The unaudited quarterly results of operations (in millions) were as follows:

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,
2020
Total revenues	$4,241	$3,531	$4,571	$4,223
Total expenses	3,640	3,757	5,029	3,605
Net income (loss)	502	(145)	(327)	561

2019
Total revenues	$3,764	$3,928	$4,227	$4,273
Total expenses	3,646	3,686	4,526	3,757
Net income (loss)	133	222	(201)	460

25. Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

	As of December 31,
	2020	2019
Assets with affiliates:
Inter-company notes	$1,514	$1,557	Fixed maturity AFS securities
Ceded reinsurance contracts	(141)	(115)	Deferred acquisition costs and value of
			business acquired
Accrued inter-company interest receivable	4	6	Accrued investment income
Ceded reinsurance contracts	2,701	2,473	Reinsurance recoverables, net of allowance
			for credit losses
Ceded reinsurance contracts	221	228	Other assets
Cash management agreement	2,568	1,227	Other assets
Service agreement receivable	34	6	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	26	26	Future contract benefits
Assumed reinsurance contracts	387	390	Other contract holder funds
Ceded reinsurance contracts	(34)	(38)	Other contract holder funds
Inter-company short-term debt	497	609	Short-term debt
Inter-company long-term debt	2,412	2,414	Long-term debt
Ceded reinsurance contracts	145	46	Reinsurance related embedded derivatives
Ceded reinsurance contracts	5,233	3,757	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	(287)	497	Other liabilities
Accrued inter-company interest payable	4	5	Other liabilities
Service agreement payable	28	22	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2020	2019	2018
Revenues with affiliates:
Premiums received on assumed (paid on ceded)
reinsurance contracts	$(439)	$(407)	$(404)	Insurance premiums
Fees for management of general account	(140)	(133)	(106)	Net investment income
Net investment income on ceded funds withheld treaties	(119)	(139)	(123)	Net investment income
Net investment income on inter-company notes	40	53	49	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(30)	(305)	709	Realized gain (loss)
Other gains (losses)	(175)	(301)	237	Realized gain (loss)
Reinsurance related settlements	193	472	(1,189)	Realized gain (loss)
Amortization of deferred gain (loss) on reinsurance
contracts	3	(4)	(5)	Amortization of deferred gain
				on business sold through
				reinsurance
Benefits and expenses with affiliates:
Interest credited on assumed reinsurance contracts	45	60	57	Interest credited
Reinsurance (recoveries) benefits on ceded reinsurance	(585)	(254)	(610)	Benefits
Ceded reinsurance contracts	(1)	(19)	(8)	Commissions and other
				expenses
Service agreement payments (receipts)	(17)	15	3	Commissions and other
				expenses
Interest expense on inter-company debt	116	130	126	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently 3% of our admitted assets as of December 31, 2020.

Service Agreements

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, assets under management, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 9, we cede insurance contracts to LNBAR. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 6, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $1 million and $115 million as of December 31, 2020 and 2019, respectively. The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities

December 31, 2020

Subaccount	Investments	Total Assets	Net Assets
AB VPS Global Thematic Growth Portfolio - Class A	$1,213,563	$1,213,563	$1,213,563
AB VPS Growth and Income Portfolio - Class A	1,282,775	1,282,775	1,282,775
AB VPS International Value Portfolio - Class A	2,317,119	2,317,119	2,317,119
AB VPS Large Cap Growth Portfolio - Class A	2,226,840	2,226,840	2,226,840
AB VPS Small/Mid Cap Value Portfolio - Class A	12,309,991	12,309,991	12,309,991
American Century VP Disciplined Core Value Fund - Class I	7,286,415	7,286,415	7,286,415
American Century VP Inflation Protection Fund - Class II	16,155,312	16,155,312	16,155,312
American Century VP International Fund - Class I	1,382,869	1,382,869	1,382,869
American Century VP Mid Cap Value - Class I	440,609	440,609	440,609
American Funds Bond Fund - Class 2	763,881	763,881	763,881
American Funds Capital Income Builder® - Class 2	279,723	279,723	279,723
American Funds Global Growth Fund - Class 2	44,365,043	44,365,043	44,365,043
American Funds Global Small Capitalization Fund - Class 2	8,473,385	8,473,385	8,473,385
American Funds Growth Fund - Class 2	73,153,366	73,153,366	73,153,366
American Funds Growth-Income Fund - Class 2	19,063,839	19,063,839	19,063,839
American Funds High-Income Bond Fund - Class 2	9,139,666	9,139,666	9,139,666
American Funds International Fund - Class 2	107,922,317	107,922,317	107,922,317
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	8,361,734	8,361,734	8,361,734
BlackRock Equity Dividend V.I. Fund - Class I	328,852	328,852	328,852
BlackRock Global Allocation V.I. Fund - Class I	11,691,305	11,691,305	11,691,305
BlackRock High Yield V.I. Fund - Class I	58,910	58,910	58,910
ClearBridge Variable Aggressive Growth Portfolio - Class I	210,537	210,537	210,537
ClearBridge Variable Mid Cap Portfolio - Class I	1,009,532	1,009,532	1,009,532
ClearBridge Variable Small Cap Growth Portfolio - Class I	3,813,480	3,813,480	3,813,480
Delaware VIP® Diversified Income Series - Standard Class	40,401,466	40,401,466	40,401,466
Delaware VIP® Emerging Markets Series - Standard Class	52,133,577	52,133,577	52,133,577
Delaware VIP® High Yield Series - Standard Class	7,773,998	7,773,998	7,773,998
Delaware VIP® International Series - Standard Class	644,468	644,468	644,468
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	27,925,434	27,925,434	27,925,434
Delaware VIP® REIT Series - Standard Class	22,031,916	22,031,916	22,031,916
Delaware VIP® Small Cap Value Series - Standard Class	57,162,998	57,162,998	57,162,998
Delaware VIP® Smid Cap Core Series - Standard Class	9,240,562	9,240,562	9,240,562
Delaware VIP® U.S. Growth Series - Standard Class	4,580,277	4,580,277	4,580,277
Delaware VIP® Value Series - Standard Class	64,971,123	64,971,123	64,971,123
DWS Alternative Asset Allocation VIP Portfolio - Class A	1,090,366	1,090,366	1,090,366
DWS Equity 500 Index VIP Portfolio - Class A	183,460,379	183,460,379	183,460,379
DWS Small Cap Index VIP Portfolio - Class A	136,957,426	136,957,426	136,957,426
Eaton Vance VT Floating-Rate Income Fund - Initial Class	137,823	137,823	137,823
Fidelity® VIP Asset Manager Portfolio - Service Class	2,423,122	2,423,122	2,423,122
Fidelity® VIP Contrafund® Portfolio - Service Class	27,122,051	27,122,051	27,122,051
Fidelity® VIP Equity-Income Portfolio - Service Class	1,117,604	1,117,604	1,117,604
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	21,305,634	21,305,634	21,305,634
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	2,811,345	2,811,345	2,811,345
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	25,949,906	25,949,906	25,949,906
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	1,883,330	1,883,330	1,883,330
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	18,277,234	18,277,234	18,277,234
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	338,140	338,140	338,140
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	4,067,981	4,067,981	4,067,981
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	7,607	7,607	7,607
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	17,987	17,987	17,987
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	5,026,945	5,026,945	5,026,945
Fidelity® VIP Growth Portfolio - Service Class	15,900,239	15,900,239	15,900,239
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	30,629,139	30,629,139	30,629,139
Fidelity® VIP Mid Cap Portfolio - Service Class	13,704,466	13,704,466	13,704,466
Fidelity® VIP Overseas Portfolio - Service Class	3,751,456	3,751,456	3,751,456
Fidelity® VIP Real Estate Portfolio - Service Class	48,454	48,454	48,454
Franklin Income VIP Fund - Class 1	6,045,406	6,045,406	6,045,406
Franklin Mutual Shares VIP Fund - Class 1	3,194,608	3,194,608	3,194,608
Franklin Rising Dividends VIP Fund - Class 1	771,853	771,853	771,853
Franklin Small Cap Value VIP Fund - Class 2	744,973	744,973	744,973
Franklin Small-Mid Cap Growth VIP Fund - Class 1	1,284,387	1,284,387	1,284,387

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities (continued)

December 31, 2020

Subaccount	Investments	Total Assets	Net Assets
Franklin Small-Mid Cap Growth VIP Fund - Class 2	$235,301	$235,301	$235,301
Franklin U.S. Government Securities VIP Fund - Class 1	7,152,207	7,152,207	7,152,207
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	2,125,356	2,125,356	2,125,356
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares	621,699	621,699	621,699
Invesco V.I. Comstock Fund - Series I Shares	1,638,101	1,638,101	1,638,101
Invesco V.I. Growth and Income Fund - Series I Shares	635,044	635,044	635,044
Janus Henderson Balanced Portfolio - Institutional Shares	1,833,894	1,833,894	1,833,894
Janus Henderson Balanced Portfolio - Service Shares	2,838,091	2,838,091	2,838,091
Janus Henderson Enterprise Portfolio - Institutional Shares	2,428,442	2,428,442	2,428,442
Janus Henderson Enterprise Portfolio - Service Shares	2,920,111	2,920,111	2,920,111
Janus Henderson Flexible Bond Portfolio - Institutional Shares	295,970	295,970	295,970
Janus Henderson Flexible Bond Portfolio - Service Shares	3,644,803	3,644,803	3,644,803
Janus Henderson Global Research Portfolio - Institutional Shares	580,588	580,588	580,588
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	192,523	192,523	192,523
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	5,769,852	5,769,852	5,769,852
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	3,303,851	3,303,851	3,303,851
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	50,521	50,521	50,521
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1	1,016	1,016	1,016
LVIP Baron Growth Opportunities Fund - Service Class	57,089,407	57,089,407	57,089,407
LVIP Baron Growth Opportunities Fund - Standard Class	143,556	143,556	143,556
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	1,412,341	1,412,341	1,412,341
LVIP BlackRock Global Real Estate Fund - Standard Class	3,098,920	3,098,920	3,098,920
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	13,741,840	13,741,840	13,741,840
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,081,827	1,081,827	1,081,827
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	1,187,090	1,187,090	1,187,090
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	116,940	116,940	116,940
LVIP Delaware Bond Fund - Standard Class	226,005,225	226,005,225	226,005,225
LVIP Delaware Diversified Floating Rate Fund - Standard Class	497,045	497,045	497,045
LVIP Delaware Mid Cap Value Fund - Standard Class	22,599,342	22,599,342	22,599,342
LVIP Delaware Social Awareness Fund - Standard Class	1,926,947	1,926,947	1,926,947
LVIP Delaware Wealth Builder Fund - Standard Class	413,791	413,791	413,791
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	736,460	736,460	736,460
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	13,420,739	13,420,739	13,420,739
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	129,204	129,204	129,204
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	1,554,193	1,554,193	1,554,193
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	2,013,218	2,013,218	2,013,218
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	2,484,244	2,484,244	2,484,244
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	399	399	399
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	3,242,057	3,242,057	3,242,057
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	2,186,096	2,186,096	2,186,096
LVIP Global Income Fund - Standard Class	4,373,708	4,373,708	4,373,708
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	3,034,069	3,034,069	3,034,069
LVIP Government Money Market Fund - Standard Class	209,874,169	209,874,169	209,874,169
LVIP JPMorgan High Yield Fund - Standard Class	29,276,837	29,276,837	29,276,837
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	85,970	85,970	85,970
LVIP MFS International Growth Fund - Standard Class	7,589,852	7,589,852	7,589,852
LVIP MFS Value Fund - Standard Class	85,391,871	85,391,871	85,391,871
LVIP Mondrian International Value Fund - Standard Class	18,969,192	18,969,192	18,969,192
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	4,250	4,250	4,250
LVIP PIMCO Low Duration Bond Fund - Standard Class	428,246	428,246	428,246
LVIP SSGA Bond Index Fund - Standard Class	40,151,377	40,151,377	40,151,377
LVIP SSGA Conservative Index Allocation Fund - Standard Class	1,297,685	1,297,685	1,297,685
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	961,553	961,553	961,553
LVIP SSGA Developed International 150 Fund - Standard Class	3,621,541	3,621,541	3,621,541
LVIP SSGA Emerging Markets 100 Fund - Standard Class	433,968	433,968	433,968
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	1,083,996	1,083,996	1,083,996
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	571,789	571,789	571,789
LVIP SSGA International Index Fund - Standard Class	56,913,241	56,913,241	56,913,241
LVIP SSGA International Managed Volatility Fund - Standard Class	17,724	17,724	17,724
LVIP SSGA Large Cap 100 Fund - Standard Class	4,087,370	4,087,370	4,087,370
LVIP SSGA Mid-Cap Index Fund - Standard Class	53,105,564	53,105,564	53,105,564

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities (continued)

December 31, 2020

Subaccount	Investments	Total Assets	Net Assets
LVIP SSGA Moderate Index Allocation Fund - Standard Class	$8,397,445	$8,397,445	$8,397,445
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	101,733	101,733	101,733
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	226,253	226,253	226,253
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	402,539	402,539	402,539
LVIP SSGA S&P 500 Index Fund - Standard Class	432,378,494	432,378,494	432,378,494
LVIP SSGA Short-Term Bond Index Fund - Standard Class	29,021	29,021	29,021
LVIP SSGA Small-Cap Index Fund - Standard Class	44,477,111	44,477,111	44,477,111
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	3,766,659	3,766,659	3,766,659
LVIP T. Rowe Price 2010 Fund - Standard Class	4,529,416	4,529,416	4,529,416
LVIP T. Rowe Price 2020 Fund - Standard Class	31,492,765	31,492,765	31,492,765
LVIP T. Rowe Price 2030 Fund - Standard Class	31,786,162	31,786,162	31,786,162
LVIP T. Rowe Price 2040 Fund - Standard Class	9,935,362	9,935,362	9,935,362
LVIP T. Rowe Price 2050 Fund - Standard Class	3,431,384	3,431,384	3,431,384
LVIP T. Rowe Price Growth Stock Fund - Standard Class	97,232,229	97,232,229	97,232,229
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	33,623,355	33,623,355	33,623,355
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	13,150,802	13,150,802	13,150,802
LVIP Vanguard International Equity ETF Fund - Standard Class	6,919,503	6,919,503	6,919,503
LVIP Wellington Capital Growth Fund - Standard Class	4,297,781	4,297,781	4,297,781
LVIP Wellington Mid-Cap Value Fund - Standard Class	1,339,562	1,339,562	1,339,562
LVIP Western Asset Core Bond Fund - Standard Class	5,455	5,455	5,455
M Capital Appreciation Fund	104,681	104,681	104,681
M International Equity Fund	13,476	13,476	13,476
M Large Cap Growth Fund	29,014	29,014	29,014
M Large Cap Value Fund	15,595	15,595	15,595
MFS® VIT Growth Series - Initial Class	93,109,798	93,109,798	93,109,798
MFS® VIT Mid Cap Growth Series - Initial Class	6,017,048	6,017,048	6,017,048
MFS® VIT New Discovery Series - Initial Class	6,170,271	6,170,271	6,170,271
MFS® VIT Research Series - Initial Class	147,216	147,216	147,216
MFS® VIT Total Return Bond Series - Initial Class	15,457	15,457	15,457
MFS® VIT Total Return Series - Initial Class	66,415,784	66,415,784	66,415,784
MFS® VIT Utilities Series - Initial Class	8,518,354	8,518,354	8,518,354
MFS® VIT II Core Equity Portfolio - Initial Class	2,639,928	2,639,928	2,639,928
MFS® VIT II Technology Portfolio - Initial Class	2,485,311	2,485,311	2,485,311
MFS® VIT III Mid Cap Value Portfolio - Initial Class	6,371,232	6,371,232	6,371,232
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	3,821,067	3,821,067	3,821,067
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	628,929	628,929	628,929
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	4,039	4,039	4,039
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	10,079,584	10,079,584	10,079,584
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	333,471	333,471	333,471
PIMCO VIT Real Return Portfolio - Administrative Class	3,297,604	3,297,604	3,297,604
PIMCO VIT Total Return Portfolio - Administrative Class	29,034,238	29,034,238	29,034,238
T. Rowe Price Equity Income Portfolio	5,429,435	5,429,435	5,429,435
Templeton Foreign VIP Fund - Class 2	191,368	191,368	191,368
Templeton Global Bond VIP Fund - Class 1	9,980,318	9,980,318	9,980,318
Templeton Growth VIP Fund - Class 1	1,178,538	1,178,538	1,178,538
Templeton Growth VIP Fund - Class 2	18,204	18,204	18,204
Wells Fargo VT Discovery Fund - Class 2	173,556	173,556	173,556

See accompanying notes.

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Lincoln Life Flexible Premium Variable Life Account S

Statements of operations

Year Ended December 31, 2020

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio - Class A	$3,728	$(391)	$3,337	$25,541
AB VPS Growth and Income Portfolio - Class A	17,901	(170)	17,731	3,541
AB VPS International Value Portfolio - Class A	40,784	(1,195)	39,589	(161,643)
AB VPS Large Cap Growth Portfolio - Class A	—	(1,986)	(1,986)	81,227
AB VPS Small/Mid Cap Value Portfolio - Class A	109,391	(4,334)	105,057	(621,472)
American Century VP Disciplined Core Value Fund - Class I	129,082	(10,542)	118,540	(174,726)
American Century VP Inflation Protection Fund - Class II	201,807	(6,114)	195,693	233,589
American Century VP International Fund - Class I	3,854	(899)	2,955	7,876
American Century VP Mid Cap Value - Class I	7,397	—	7,397	(33,163)
American Funds Bond Fund - Class 2	14,261	(45)	14,216	4,732
American Funds Capital Income Builder® - Class 2	6,632	—	6,632	(388)
American Funds Global Growth Fund - Class 2	117,320	(4,246)	113,074	1,970,257
American Funds Global Small Capitalization Fund - Class 2	11,216	(1,851)	9,365	177,258
American Funds Growth Fund - Class 2	175,253	(33,776)	141,477	2,054,430
American Funds Growth-Income Fund - Class 2	178,810	(12,234)	166,576	276,084
American Funds High-Income Bond Fund - Class 2	716,414	(7,446)	708,968	(119,396)
American Funds International Fund - Class 2	621,449	(36,526)	584,923	869,604
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	157,038	(6,345)	150,693	263,421
BlackRock Equity Dividend V.I. Fund - Class I	12,454	—	12,454	(78,829)
BlackRock Global Allocation V.I. Fund - Class I	141,716	(458)	141,258	391,293
BlackRock High Yield V.I. Fund - Class I	4,230	—	4,230	(4,433)
ClearBridge Variable Aggressive Growth Portfolio - Class I	1,514	(107)	1,407	(890)
ClearBridge Variable Mid Cap Portfolio - Class I	2,398	(558)	1,840	12,345
ClearBridge Variable Small Cap Growth Portfolio - Class I	—	(1,157)	(1,157)	52,065
Delaware VIP® Diversified Income Series - Standard Class	898,415	(9,124)	889,291	466,152
Delaware VIP® Emerging Markets Series - Standard Class	338,710	(8,707)	330,003	1,672,397
Delaware VIP® High Yield Series - Standard Class	441,501	(8,856)	432,645	(237,919)
Delaware VIP® International Series - Standard Class	—	(41)	(41)	3
Delaware VIP® International Value Equity Series - Standard Class	13,231	(481)	12,750	(5,307)
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	555,327	(24,178)	531,149	312,515
Delaware VIP® REIT Series - Standard Class	430,021	(7,728)	422,293	(1,101,899)
Delaware VIP® Small Cap Value Series - Standard Class	629,460	(17,707)	611,753	(2,647,238)
Delaware VIP® Smid Cap Core Series - Standard Class	53,506	(1,123)	52,383	(810,111)
Delaware VIP® U.S. Growth Series - Standard Class	—	(1,142)	(1,142)	120,206
Delaware VIP® Value Series - Standard Class	1,254,340	(18,398)	1,235,942	425,687
DWS Alternative Asset Allocation VIP Portfolio - Class A	26,648	—	26,648	(6,901)
DWS Equity 500 Index VIP Portfolio - Class A	2,798,296	(243,842)	2,554,454	3,515,238
DWS Small Cap Index VIP Portfolio - Class A	1,374,721	(165,188)	1,209,533	(2,449,031)
Eaton Vance VT Floating-Rate Income Fund - Initial Class	1,470	—	1,470	95
Fidelity® VIP Asset Manager Portfolio - Service Class	31,439	(1,938)	29,501	(112,493)
Fidelity® VIP Contrafund® Portfolio - Service Class	35,996	(14,985)	21,011	956,125
Fidelity® VIP Equity-Income Portfolio - Service Class	17,868	(2,132)	15,736	(90,836)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	243,466	(1,007)	242,459	287,941
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	29,490	—	29,490	128,784
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	266,547	(3,961)	262,586	810,982
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	16,632	—	16,632	178,800
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	139,579	(1,392)	138,187	607,101
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	2,670	—	2,670	27,506
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	29,978	(372)	29,606	95,693
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	54	—	54	930
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	132	—	132	3,348
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	57,874	(194)	57,680	101,274
Fidelity® VIP Growth Portfolio - Service Class	7,117	(14,630)	(7,513)	404,992
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	596,196	(18,688)	577,508	326,936
Fidelity® VIP Mid Cap Portfolio - Service Class	62,982	(6,111)	56,871	(435,147)
Fidelity® VIP Overseas Portfolio - Service Class	11,381	(561)	10,820	111,837
Fidelity® VIP Real Estate Portfolio - Service Class	860	—	860	(695)
Franklin Income VIP Fund - Class 1	151,989	(875)	151,114	(433,812)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio - Class A	$52,346	$77,887	$144,112	$225,336
AB VPS Growth and Income Portfolio - Class A	60,533	64,074	(50,225)	31,580
AB VPS International Value Portfolio - Class A	—	(161,643)	118,365	(3,689)
AB VPS Large Cap Growth Portfolio - Class A	153,337	234,564	386,802	619,380
AB VPS Small/Mid Cap Value Portfolio - Class A	500,732	(120,740)	385,815	370,132
American Century VP Disciplined Core Value Fund - Class I	327,846	153,120	409,305	680,965
American Century VP Inflation Protection Fund - Class II	—	233,589	705,121	1,134,403
American Century VP International Fund - Class I	11,624	19,500	212,308	234,763
American Century VP Mid Cap Value - Class I	—	(33,163)	19,690	(6,076)
American Funds Bond Fund - Class 2	2,491	7,223	7,581	29,020
American Funds Capital Income Builder® - Class 2	—	(388)	1,939	8,183
American Funds Global Growth Fund - Class 2	864,407	2,834,664	6,049,175	8,996,913
American Funds Global Small Capitalization Fund - Class 2	418,777	596,035	1,268,814	1,874,214
American Funds Growth Fund - Class 2	1,295,450	3,349,880	21,187,239	24,678,596
American Funds Growth-Income Fund - Class 2	342,436	618,520	841,314	1,626,410
American Funds High-Income Bond Fund - Class 2	—	(119,396)	2,818	592,390
American Funds International Fund - Class 2	—	869,604	12,222,953	13,677,480
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	155,904	419,325	131,164	701,182
BlackRock Equity Dividend V.I. Fund - Class I	11,766	(67,063)	(54,221)	(108,830)
BlackRock Global Allocation V.I. Fund - Class I	558,838	950,131	751,395	1,842,784
BlackRock High Yield V.I. Fund - Class I	—	(4,433)	948	745
ClearBridge Variable Aggressive Growth Portfolio - Class I	17,937	17,047	11,453	29,907
ClearBridge Variable Mid Cap Portfolio - Class I	12,071	24,416	133,844	160,100
ClearBridge Variable Small Cap Growth Portfolio - Class I	254,744	306,809	823,849	1,129,501
Delaware VIP® Diversified Income Series - Standard Class	—	466,152	2,219,644	3,575,087
Delaware VIP® Emerging Markets Series - Standard Class	784,772	2,457,169	7,843,445	10,630,617
Delaware VIP® High Yield Series - Standard Class	—	(237,919)	53,720	248,446
Delaware VIP® International Series - Standard Class	—	3	11,436	11,398
Delaware VIP® International Value Equity Series - Standard Class	24,142	18,835	(11,717)	19,868
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	—	312,515	525,475	1,369,139
Delaware VIP® REIT Series - Standard Class	1,135,257	33,358	(2,897,764)	(2,442,113)
Delaware VIP® Small Cap Value Series - Standard Class	2,730,699	83,461	(1,969,736)	(1,274,522)
Delaware VIP® Smid Cap Core Series - Standard Class	228,572	(581,539)	1,258,699	729,543
Delaware VIP® U.S. Growth Series - Standard Class	213,868	334,074	1,219,984	1,552,916
Delaware VIP® Value Series - Standard Class	2,896,305	3,321,992	(4,263,509)	294,425
DWS Alternative Asset Allocation VIP Portfolio - Class A	—	(6,901)	49,963	69,710
DWS Equity 500 Index VIP Portfolio - Class A	9,817,639	13,332,877	11,531,095	27,418,426
DWS Small Cap Index VIP Portfolio - Class A	12,721,791	10,272,760	14,748,555	26,230,848
Eaton Vance VT Floating-Rate Income Fund - Initial Class	—	95	(2,315)	(750)
Fidelity® VIP Asset Manager Portfolio - Service Class	27,148	(85,345)	139,111	83,267
Fidelity® VIP Contrafund® Portfolio - Service Class	125,153	1,081,278	5,503,708	6,605,997
Fidelity® VIP Equity-Income Portfolio - Service Class	55,329	(35,507)	46,578	26,807
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	1,337,832	1,625,773	1,042,413	2,910,645
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	113,071	241,855	193,271	464,616
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	1,195,191	2,006,173	1,756,342	4,025,101
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	87,694	266,494	196,744	479,870
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	694,758	1,301,859	1,447,308	2,887,354
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	14,595	42,101	35,322	80,093
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	136,705	232,398	399,905	661,909
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	194	1,124	611	1,789
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	484	3,832	1,524	5,488
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	79,771	181,045	229,412	468,137
Fidelity® VIP Growth Portfolio - Service Class	1,123,613	1,528,605	3,120,465	4,641,557
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	9,312	336,248	1,297,040	2,210,796
Fidelity® VIP Mid Cap Portfolio - Service Class	—	(435,147)	2,144,682	1,766,406
Fidelity® VIP Overseas Portfolio - Service Class	9,540	121,377	209,804	342,001
Fidelity® VIP Real Estate Portfolio - Service Class	137	(558)	325	627
Franklin Income VIP Fund - Class 1	2,051	(431,761)	(78,369)	(359,016)

Lincoln Life Flexible Premium Variable Life Account S

Statements of operations (continued)

Year Ended December 31, 2020

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Franklin Mutual Shares VIP Fund - Class 1	$87,030	$(1,278)	$85,752	$(140,411)
Franklin Rising Dividends VIP Fund - Class 1	8,154	—	8,154	(7,011)
Franklin Small Cap Value VIP Fund - Class 2	13,997	—	13,997	(89,880)
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	(132)	(132)	27,135
Franklin Small-Mid Cap Growth VIP Fund - Class 2	—	(182)	(182)	(1,356)
Franklin U.S. Government Securities VIP Fund - Class 1	258,048	—	258,048	(19,384)
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	—	—	—	380
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	8,242	(193)	8,049	(21,372)
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares	3,150	—	3,150	239
Invesco V.I. Comstock Fund - Series I Shares	37,154	—	37,154	(37,153)
Invesco V.I. Growth and Income Fund - Series I Shares	6,241	—	6,241	(293,549)
Ivy VIP Asset Strategy Portfolio - Class II	109	—	109	72
Janus Henderson Balanced Portfolio - Institutional Shares	30,239	(2,163)	28,076	84,658
Janus Henderson Balanced Portfolio - Service Shares	38,939	(4,909)	34,030	261,257
Janus Henderson Enterprise Portfolio - Institutional Shares	1,457	(2,613)	(1,156)	457,490
Janus Henderson Enterprise Portfolio - Service Shares	—	(5,545)	(5,545)	2,772,588
Janus Henderson Flexible Bond Portfolio - Institutional Shares	8,434	(284)	8,150	1,338
Janus Henderson Flexible Bond Portfolio - Service Shares	85,790	(6,524)	79,266	4,681
Janus Henderson Global Research Portfolio - Institutional Shares	3,699	(642)	3,057	62,853
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	—	(155)	(155)	1,512
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	227,377	(2,585)	224,792	355,870
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	13,482	—	13,482	60,506
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	1,704	—	1,704	55
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1	4	—	4	(677)
LVIP Baron Growth Opportunities Fund - Service Class	—	(8,933)	(8,933)	2,405,382
LVIP Baron Growth Opportunities Fund - Standard Class	—	(12)	(12)	21,904
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	27,539	(1,555)	25,984	22,281
LVIP BlackRock Global Real Estate Fund - Standard Class	166,126	(89)	166,037	(110,806)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	20,060	(747)	19,313	34,683
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	3,531	(822)	2,709	179,170
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(65)	(65)	70,378
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	954	—	954	(256)
LVIP Delaware Bond Fund - Standard Class	5,171,977	(147,617)	5,024,360	1,778,263
LVIP Delaware Diversified Floating Rate Fund - Standard Class	7,419	(3)	7,416	(6,779)
LVIP Delaware Mid Cap Value Fund - Standard Class	530,306	(2,873)	527,433	(1,257,166)
LVIP Delaware Social Awareness Fund - Standard Class	22,232	(1,601)	20,631	22,110
LVIP Delaware Wealth Builder Fund - Standard Class	7,813	(547)	7,266	(5,874)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	12,634	—	12,634	(16,236)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	194,767	(214)	194,553	73,267
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	1,681	—	1,681	1,450
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	15,397	—	15,397	7,143
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	28,976	(59)	28,917	4,156
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	24,767	—	24,767	20,229
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	5	—	5	—
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	67,067	(42)	67,025	39,454
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	45,386	(37)	45,349	11,952
LVIP Global Income Fund - Standard Class	82,629	—	82,629	117,039
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	59,939	(264)	59,675	(1,485)
LVIP Government Money Market Fund - Standard Class	514,986	(46,556)	468,430	(20)
LVIP JPMorgan High Yield Fund - Standard Class	1,361,262	(12,634)	1,348,628	(455,263)
LVIP JPMorgan Retirement Income Fund - Standard Class	—	—	—	187
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	913	—	913	5,565
LVIP MFS International Growth Fund - Standard Class	60,583	(242)	60,341	517,985
LVIP MFS Value Fund - Standard Class	1,278,691	(11,129)	1,267,562	1,826,325
LVIP Mondrian International Value Fund - Standard Class	405,075	(5,958)	399,117	(760,820)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	170	—	170	106
LVIP PIMCO Low Duration Bond Fund - Standard Class	11,758	—	11,758	8,313
LVIP SSGA Bond Index Fund - Standard Class	849,810	(32,738)	817,072	755,031

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Franklin Mutual Shares VIP Fund - Class 1	$109,064	$(31,347)	$(153,062)	$(98,657)
Franklin Rising Dividends VIP Fund - Class 1	28,177	21,166	83,570	112,890
Franklin Small Cap Value VIP Fund - Class 2	59,533	(30,347)	50,870	34,520
Franklin Small-Mid Cap Growth VIP Fund - Class 1	103,286	130,421	315,092	445,381
Franklin Small-Mid Cap Growth VIP Fund - Class 2	22,661	21,305	59,793	80,916
Franklin U.S. Government Securities VIP Fund - Class 1	—	(19,384)	35,397	274,061
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	—	380	—	380
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	30,664	9,292	126,453	143,794
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares	7,135	7,374	120,596	131,120
Invesco V.I. Comstock Fund - Series I Shares	40,760	3,607	110,081	150,842
Invesco V.I. Growth and Income Fund - Series I Shares	4,595	(288,954)	155,523	(127,190)
Ivy VIP Asset Strategy Portfolio - Class II	72	144	—	253
Janus Henderson Balanced Portfolio - Institutional Shares	26,540	111,198	48,638	187,912
Janus Henderson Balanced Portfolio - Service Shares	39,082	300,339	23,885	358,254
Janus Henderson Enterprise Portfolio - Institutional Shares	144,850	602,340	(144,757)	456,427
Janus Henderson Enterprise Portfolio - Service Shares	183,922	2,956,510	(2,280,634)	670,331
Janus Henderson Flexible Bond Portfolio - Institutional Shares	—	1,338	17,467	26,955
Janus Henderson Flexible Bond Portfolio - Service Shares	—	4,681	250,972	334,919
Janus Henderson Global Research Portfolio - Institutional Shares	27,316	90,169	(2,066)	91,160
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	13,403	14,915	49,962	64,722
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	—	355,870	(781)	579,881
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	6,336	66,842	434,765	515,089
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	—	55	803	2,562
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1	25	(652)	178	(470)
LVIP Baron Growth Opportunities Fund - Service Class	995,564	3,400,946	11,443,693	14,835,706
LVIP Baron Growth Opportunities Fund - Standard Class	2,308	24,212	(4,222)	19,978
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	2,872	25,153	(16,575)	34,562
LVIP BlackRock Global Real Estate Fund - Standard Class	113,033	2,227	(303,850)	(135,586)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	—	34,683	582,802	636,798
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	15,365	194,535	41,789	239,033
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	70,378	198,426	268,739
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	3,941	3,685	9,416	14,055
LVIP Delaware Bond Fund - Standard Class	4,561,460	6,339,723	8,257,299	19,621,382
LVIP Delaware Diversified Floating Rate Fund - Standard Class	—	(6,779)	2,302	2,939
LVIP Delaware Mid Cap Value Fund - Standard Class	216,751	(1,040,415)	524,150	11,168
LVIP Delaware Social Awareness Fund - Standard Class	119,398	141,508	163,981	326,120
LVIP Delaware Wealth Builder Fund - Standard Class	4,483	(1,391)	14,452	20,327
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	—	(16,236)	(43,997)	(47,599)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	524,823	598,090	1,189,696	1,982,339
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	—	1,450	17,019	20,150
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	—	7,143	171,488	194,028
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	1,333	5,489	59,846	94,252
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	20,229	247,176	292,172
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	6	6	40	51
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	60,933	100,387	59,236	226,648
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	17,221	29,173	31,444	105,966
LVIP Global Income Fund - Standard Class	8,256	125,295	138,381	346,305
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	37,203	35,718	69,134	164,527
LVIP Government Money Market Fund - Standard Class	7,325	7,305	20	475,755
LVIP JPMorgan High Yield Fund - Standard Class	—	(455,263)	708,222	1,601,587
LVIP JPMorgan Retirement Income Fund - Standard Class	43	230	—	230
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	—	5,565	(6,050)	428
LVIP MFS International Growth Fund - Standard Class	31,325	549,310	253,272	862,923
LVIP MFS Value Fund - Standard Class	13,456	1,839,781	(701,275)	2,406,068
LVIP Mondrian International Value Fund - Standard Class	459,152	(301,668)	(1,479,774)	(1,382,325)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	—	106	(218)	58
LVIP PIMCO Low Duration Bond Fund - Standard Class	3,326	11,639	656	24,053
LVIP SSGA Bond Index Fund - Standard Class	—	755,031	918,135	2,490,238

Lincoln Life Flexible Premium Variable Life Account S

Statements of operations (continued)

Year Ended December 31, 2020

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP SSGA Conservative Index Allocation Fund - Standard Class	$25,363	$—	$25,363	$2,981
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	19,087	(1,140)	17,947	4,279
LVIP SSGA Developed International 150 Fund - Standard Class	74,979	(107)	74,872	(391,675)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	13,116	(13)	13,103	(59,537)
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	14,143	—	14,143	3,874
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	10,034	(92)	9,942	5,267
LVIP SSGA International Index Fund - Standard Class	1,256,828	(10,418)	1,246,410	(275,919)
LVIP SSGA International Managed Volatility Fund - Standard Class	314	—	314	71
LVIP SSGA Large Cap 100 Fund - Standard Class	102,027	(127)	101,900	(594,992)
LVIP SSGA Mid-Cap Index Fund - Standard Class	740,779	(17,646)	723,133	(1,287,368)
LVIP SSGA Moderate Index Allocation Fund - Standard Class	167,639	(11,291)	156,348	18,662
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	2,310	—	2,310	(645)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	5,128	—	5,128	10,814
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	9,437	(428)	9,009	(8,782)
LVIP SSGA S&P 500 Index Fund - Standard Class	6,063,280	(270,686)	5,792,594	56,329,715
LVIP SSGA Short-Term Bond Index Fund - Standard Class	484	—	484	1,419
LVIP SSGA Small-Cap Index Fund - Standard Class	386,257	(7,526)	378,731	29,601
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	85,184	(293)	84,891	(294,466)
LVIP T. Rowe Price 2010 Fund - Standard Class	96,501	—	96,501	(379,501)
LVIP T. Rowe Price 2020 Fund - Standard Class	724,109	(6)	724,103	(1,698,413)
LVIP T. Rowe Price 2030 Fund - Standard Class	658,218	(478)	657,740	(353,306)
LVIP T. Rowe Price 2040 Fund - Standard Class	199,046	(544)	198,502	6,764
LVIP T. Rowe Price 2050 Fund - Standard Class	64,365	—	64,365	128,772
LVIP T. Rowe Price Growth Stock Fund - Standard Class	—	(24,568)	(24,568)	10,412,629
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	—	(6,963)	(6,963)	2,338,639
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	—	—	—	4,068
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	174,562	—	174,562	1,837,567
LVIP Vanguard International Equity ETF Fund - Standard Class	136,796	(3)	136,793	103,129
LVIP Wellington Capital Growth Fund - Standard Class	—	(13)	(13)	546,608
LVIP Wellington Mid-Cap Value Fund - Standard Class	10,530	(7)	10,523	(38,411)
LVIP Western Asset Core Bond Fund - Standard Class	—	—	—	—
M Capital Appreciation Fund	—	—	—	(28,093)
M International Equity Fund	194	—	194	(475)
M Large Cap Growth Fund	—	—	—	1,432
M Large Cap Value Fund	280	—	280	(630)
MFS® VIT Growth Series - Initial Class	—	(26,705)	(26,705)	9,918,608
MFS® VIT Mid Cap Growth Series - Initial Class	—	(2,230)	(2,230)	(8,848)
MFS® VIT New Discovery Series - Initial Class	—	—	—	62,598
MFS® VIT Research Series - Initial Class	939	(163)	776	3,417
MFS® VIT Total Return Bond Series - Initial Class	110	—	110	53
MFS® VIT Total Return Series - Initial Class	1,495,361	(6,969)	1,488,392	460,128
MFS® VIT Utilities Series - Initial Class	213,413	(3,128)	210,285	235,724
MFS® VIT II Core Equity Portfolio - Initial Class	16,263	(4,006)	12,257	(18,764)
MFS® VIT II Technology Portfolio - Initial Class	—	(13)	(13)	9,523
MFS® VIT III Mid Cap Value Portfolio - Initial Class	86,835	—	86,835	(289,066)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(4,231)	(4,231)	222,470
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	6,739	(729)	6,010	(115,373)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	22	(8)	14	(1,664)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	547,757	(255)	547,502	(681,684)
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	868	(45)	823	(137)
PIMCO VIT Real Return Portfolio - Administrative Class	33,986	(1,441)	32,545	47,743
PIMCO VIT Total Return Portfolio - Administrative Class	605,598	(126)	605,472	627,926
Putnam VT Multi-Asset Absolute Return Fund - Class IA	—	—	—	(26)
T. Rowe Price Equity Income Portfolio	116,253	(13)	116,240	(377,787)
Templeton Foreign VIP Fund - Class 2	5,785	(182)	5,603	(5,763)
Templeton Global Bond VIP Fund - Class 1	798,524	(10,022)	788,502	(721,855)
Templeton Growth VIP Fund - Class 1	32,477	(2,215)	30,262	(18,949)
Templeton Growth VIP Fund - Class 2	319	(13)	306	(54)
Wells Fargo VT Discovery Fund - Class 2	—	—	—	999

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP SSGA Conservative Index Allocation Fund - Standard Class	$12,503	$15,484	$97,216	$138,063
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	20,000	24,279	43,309	85,535
LVIP SSGA Developed International 150 Fund - Standard Class	—	(391,675)	163,033	(153,770)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	—	(59,537)	49,714	3,280
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	2,259	6,133	113,472	133,748
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	18,210	23,477	(395)	33,024
LVIP SSGA International Index Fund - Standard Class	—	(275,919)	2,589,289	3,559,780
LVIP SSGA International Managed Volatility Fund - Standard Class	—	71	(773)	(388)
LVIP SSGA Large Cap 100 Fund - Standard Class	67,422	(527,570)	344,517	(81,153)
LVIP SSGA Mid-Cap Index Fund - Standard Class	2,310,103	1,022,735	4,920,120	6,665,988
LVIP SSGA Moderate Index Allocation Fund - Standard Class	100,685	119,347	715,444	991,139
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	2,309	1,664	4,630	8,604
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	3,963	14,777	16,041	35,946
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	9,383	601	15,468	25,078
LVIP SSGA S&P 500 Index Fund - Standard Class	5,344,600	61,674,315	(2,594,118)	64,872,791
LVIP SSGA Short-Term Bond Index Fund - Standard Class	33	1,452	208	2,144
LVIP SSGA Small-Cap Index Fund - Standard Class	1,544,815	1,574,416	5,807,819	7,760,966
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	—	(294,466)	353,514	143,939
LVIP T. Rowe Price 2010 Fund - Standard Class	119,890	(259,611)	714,116	551,006
LVIP T. Rowe Price 2020 Fund - Standard Class	583,372	(1,115,041)	4,253,693	3,862,755
LVIP T. Rowe Price 2030 Fund - Standard Class	525,243	171,937	4,228,282	5,057,959
LVIP T. Rowe Price 2040 Fund - Standard Class	155,728	162,492	1,447,621	1,808,615
LVIP T. Rowe Price 2050 Fund - Standard Class	58,624	187,396	407,083	658,844
LVIP T. Rowe Price Growth Stock Fund - Standard Class	3,547,601	13,960,230	12,981,824	26,917,486
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	2,014,240	4,352,879	4,156,729	8,502,645
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	—	4,068	(4,589)	(521)
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	39,451	1,877,018	394,286	2,445,866
LVIP Vanguard International Equity ETF Fund - Standard Class	—	103,129	462,413	702,335
LVIP Wellington Capital Growth Fund - Standard Class	339,646	886,254	437,010	1,323,251
LVIP Wellington Mid-Cap Value Fund - Standard Class	78,738	40,327	(31,408)	19,442
LVIP Western Asset Core Bond Fund - Standard Class	—	—	26	26
M Capital Appreciation Fund	4,836	(23,257)	33,157	9,900
M International Equity Fund	—	(475)	1,325	1,044
M Large Cap Growth Fund	3,356	4,788	2,472	7,260
M Large Cap Value Fund	215	(415)	(689)	(824)
MFS® VIT Growth Series - Initial Class	5,492,749	15,411,357	8,244,868	23,629,520
MFS® VIT Mid Cap Growth Series - Initial Class	469,753	460,905	1,280,162	1,738,837
MFS® VIT New Discovery Series - Initial Class	368,450	431,048	1,552,254	1,983,302
MFS® VIT Research Series - Initial Class	5,177	8,594	11,740	21,110
MFS® VIT Total Return Bond Series - Initial Class	—	53	290	453
MFS® VIT Total Return Series - Initial Class	1,732,857	2,192,985	2,553,424	6,234,801
MFS® VIT Utilities Series - Initial Class	222,538	458,262	(160,302)	508,245
MFS® VIT II Core Equity Portfolio - Initial Class	112,370	93,606	279,840	385,703
MFS® VIT II Technology Portfolio - Initial Class	—	9,523	381,778	391,288
MFS® VIT III Mid Cap Value Portfolio - Initial Class	294,053	4,987	(16,179)	75,643
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	156,056	378,526	807,901	1,182,196
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	—	(115,373)	39,221	(70,142)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	153	(1,511)	(900)	(2,397)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	—	(681,684)	345,658	211,476
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	—	(137)	5,982	6,668
PIMCO VIT Real Return Portfolio - Administrative Class	—	47,743	179,064	259,352
PIMCO VIT Total Return Portfolio - Administrative Class	348,797	976,723	802,448	2,384,643
Putnam VT Multi-Asset Absolute Return Fund - Class IA	—	(26)	—	(26)
T. Rowe Price Equity Income Portfolio	117,004	(260,783)	120,708	(23,835)
Templeton Foreign VIP Fund - Class 2	—	(5,763)	(4,140)	(4,300)
Templeton Global Bond VIP Fund - Class 1	—	(721,855)	(647,181)	(580,534)
Templeton Growth VIP Fund - Class 1	—	(18,949)	46,621	57,934
Templeton Growth VIP Fund - Class 2	—	(54)	1,212	1,464
Wells Fargo VT Discovery Fund - Class 2	5,894	6,893	37,464	44,357

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets

Years Ended December 31, 2019 and 2020

	AB VPS Global Thematic Growth Portfolio - Class A Subaccount	AB VPS Growth and Income Portfolio - Class A Subaccount	AB VPS International Value Portfolio - Class A Subaccount	AB VPS Large Cap Growth Portfolio - Class A Subaccount	AB VPS Small/Mid Cap Value Portfolio - Class A Subaccount	American Century VP Disciplined Core Value Fund - Class I Subaccount	American Century VP Inflation Protection Fund - Class II Subaccount
NET ASSETS AT JANUARY 1, 2019	$735,164	$1,283,105	$2,303,990	$1,534,885	$14,535,587	$4,689,117	$15,128,796
Changes From Operations:
• Net investment income (loss)	1,832	14,884	21,832	(1,631)	87,325	101,717	358,773
• Net realized gain (loss) on investments	145,747	185,354	(38,408)	288,885	1,025,122	581,596	(96,968)
• Net change in unrealized appreciation or depreciation on investments	10,952	72,737	404,426	184,174	1,529,811	446,384	1,089,027
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	158,531	272,975	387,850	471,428	2,642,258	1,129,697	1,350,832
Changes From Unit Transactions:
• Net unit transactions	(363,310)	(240,168)	(92,395)	(314,480)	(4,316,220)	(42,542)	(3,265,080)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(363,310)	(240,168)	(92,395)	(314,480)	(4,316,220)	(42,542)	(3,265,080)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(204,779)	32,807	295,455	156,948	(1,673,962)	1,087,155	(1,914,248)
NET ASSETS AT DECEMBER 31, 2019	530,385	1,315,912	2,599,445	1,691,833	12,861,625	5,776,272	13,214,548
Changes From Operations:
• Net investment income (loss)	3,337	17,731	39,589	(1,986)	105,057	118,540	195,693
• Net realized gain (loss) on investments	77,887	64,074	(161,643)	234,564	(120,740)	153,120	233,589
• Net change in unrealized appreciation or depreciation on investments	144,112	(50,225)	118,365	386,802	385,815	409,305	705,121
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	225,336	31,580	(3,689)	619,380	370,132	680,965	1,134,403
Changes From Unit Transactions:
• Net unit transactions	457,842	(64,717)	(278,637)	(84,373)	(921,766)	829,178	1,806,361
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	457,842	(64,717)	(278,637)	(84,373)	(921,766)	829,178	1,806,361
TOTAL INCREASE (DECREASE) IN NET ASSETS	683,178	(33,137)	(282,326)	535,007	(551,634)	1,510,143	2,940,764
NET ASSETS AT DECEMBER 31, 2020	$1,213,563	$1,282,775	$2,317,119	$2,226,840	$12,309,991	$7,286,415	$16,155,312

See accompanying notes.

	American Century VP International Fund - Class I Subaccount	American Century VP Mid Cap Value - Class I Subaccount	American Funds Bond Fund - Class 2 Subaccount	American Funds Capital Income Builder® - Class 2 Subaccount	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Global Small Capitalization Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2019	$1,387,359	$628,256	$122,932	$99,456	$26,090,160	$6,048,609
Changes From Operations:
• Net investment income (loss)	5,369	16,362	5,261	4,711	340,393	9,209
• Net realized gain (loss) on investments	183,778	54,870	124	108	2,233,632	559,850
• Net change in unrealized appreciation or depreciation on investments	69,712	106,469	11,351	19,809	6,356,734	1,300,543
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	258,859	177,701	16,736	24,628	8,930,759	1,869,602
Changes From Unit Transactions:
• Net unit transactions	(782,585)	(136,779)	69,154	107,593	(1,356,323)	(280,132)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(782,585)	(136,779)	69,154	107,593	(1,356,323)	(280,132)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(523,726)	40,922	85,890	132,221	7,574,436	1,589,470
NET ASSETS AT DECEMBER 31, 2019	863,633	669,178	208,822	231,677	33,664,596	7,638,079
Changes From Operations:
• Net investment income (loss)	2,955	7,397	14,216	6,632	113,074	9,365
• Net realized gain (loss) on investments	19,500	(33,163)	7,223	(388)	2,834,664	596,035
• Net change in unrealized appreciation or depreciation on investments	212,308	19,690	7,581	1,939	6,049,175	1,268,814
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	234,763	(6,076)	29,020	8,183	8,996,913	1,874,214
Changes From Unit Transactions:
• Net unit transactions	284,473	(222,493)	526,039	39,863	1,703,534	(1,038,908)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	284,473	(222,493)	526,039	39,863	1,703,534	(1,038,908)
TOTAL INCREASE (DECREASE) IN NET ASSETS	519,236	(228,569)	555,059	48,046	10,700,447	835,306
NET ASSETS AT DECEMBER 31, 2020	$1,382,869	$440,609	$763,881	$279,723	$44,365,043	$8,473,385

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth-Income Fund - Class 2 Subaccount	American Funds High-Income Bond Fund - Class 2 Subaccount	American Funds International Fund - Class 2 Subaccount	American Funds U.S. Government/ AAA-Rated Securities Fund - Class 2 Subaccount	BlackRock Equity Dividend V.I. Fund - Class I Subaccount	BlackRock Global Allocation V.I. Fund - Class I Subaccount
NET ASSETS AT JANUARY 1, 2019	$44,630,814	$16,322,409	$8,378,676	$84,710,786	$5,437,786	$829,238	$10,717,755
Changes From Operations:
• Net investment income (loss)	316,287	269,067	477,650	1,348,209	135,838	21,830	134,549
• Net realized gain (loss) on investments	5,781,380	2,112,632	(173,401)	3,410,884	8,191	87,289	420,117
• Net change in unrealized appreciation or depreciation on investments	6,411,178	1,555,345	681,265	14,451,427	141,896	136,995	1,207,933
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	12,508,845	3,937,044	985,514	19,210,520	285,925	246,114	1,762,599
Changes From Unit Transactions:
• Net unit transactions	(6,774,265)	(3,679,114)	(1,700,283)	(1,551,502)	1,631,076	223,618	(1,708,028)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(6,774,265)	(3,679,114)	(1,700,283)	(1,551,502)	1,631,076	223,618	(1,708,028)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,734,580	257,930	(714,769)	17,659,018	1,917,001	469,732	54,571
NET ASSETS AT DECEMBER 31, 2019	50,365,394	16,580,339	7,663,907	102,369,804	7,354,787	1,298,970	10,772,326
Changes From Operations:
• Net investment income (loss)	141,477	166,576	708,968	584,923	150,693	12,454	141,258
• Net realized gain (loss) on investments	3,349,880	618,520	(119,396)	869,604	419,325	(67,063)	950,131
• Net change in unrealized appreciation or depreciation on investments	21,187,239	841,314	2,818	12,222,953	131,164	(54,221)	751,395
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,678,596	1,626,410	592,390	13,677,480	701,182	(108,830)	1,842,784
Changes From Unit Transactions:
• Net unit transactions	(1,890,624)	857,090	883,369	(8,124,967)	305,765	(861,288)	(923,805)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,890,624)	857,090	883,369	(8,124,967)	305,765	(861,288)	(923,805)
TOTAL INCREASE (DECREASE) IN NET ASSETS	22,787,972	2,483,500	1,475,759	5,552,513	1,006,947	(970,118)	918,979
NET ASSETS AT DECEMBER 31, 2020	$73,153,366	$19,063,839	$9,139,666	$107,922,317	$8,361,734	$328,852	$11,691,305

See accompanying notes.

	BlackRock High Yield V.I. Fund - Class I Subaccount	ClearBridge Variable Aggressive Growth Portfolio - Class I Subaccount	ClearBridge Variable Mid Cap Portfolio - Class I Subaccount	ClearBridge Variable Small Cap Growth Portfolio - Class I Subaccount	Delaware VIP® Diversified Income Series - Standard Class Subaccount	Delaware VIP® Emerging Markets Series - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$—	$184,796	$1,058,848	$2,284,044	$48,016,732	$42,767,690
Changes From Operations:
• Net investment income (loss)	1,392	1,568	4,372	(1,410)	914,744	310,464
• Net realized gain (loss) on investments	43	2,405	63,529	463,632	(862,179)	1,928,538
• Net change in unrealized appreciation or depreciation on investments	1,658	41,937	244,025	158,534	3,256,902	6,827,907
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,093	45,910	311,926	620,756	3,309,467	9,066,909
Changes From Unit Transactions:
• Net unit transactions	88,229	(65,761)	(507,618)	(291,440)	(15,493,891)	(4,658,424)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	88,229	(65,761)	(507,618)	(291,440)	(15,493,891)	(4,658,424)
TOTAL INCREASE (DECREASE) IN NET ASSETS	91,322	(19,851)	(195,692)	329,316	(12,184,424)	4,408,485
NET ASSETS AT DECEMBER 31, 2019	91,322	164,945	863,156	2,613,360	35,832,308	47,176,175
Changes From Operations:
• Net investment income (loss)	4,230	1,407	1,840	(1,157)	889,291	330,003
• Net realized gain (loss) on investments	(4,433)	17,047	24,416	306,809	466,152	2,457,169
• Net change in unrealized appreciation or depreciation on investments	948	11,453	133,844	823,849	2,219,644	7,843,445
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	745	29,907	160,100	1,129,501	3,575,087	10,630,617
Changes From Unit Transactions:
• Net unit transactions	(33,157)	15,685	(13,724)	70,619	994,071	(5,673,215)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(33,157)	15,685	(13,724)	70,619	994,071	(5,673,215)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(32,412)	45,592	146,376	1,200,120	4,569,158	4,957,402
NET ASSETS AT DECEMBER 31, 2020	$58,910	$210,537	$1,009,532	$3,813,480	$40,401,466	$52,133,577

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	Delaware VIP® High Yield Series - Standard Class Subaccount	Delaware VIP® International Series - Standard Class Subaccount	Delaware VIP® International Value Equity Series - Standard Class Subaccount	Delaware VIP® Limited-Term Diversified Income Series - Standard Class Subaccount	Delaware VIP® REIT Series - Standard Class Subaccount	Delaware VIP® Small Cap Value Series - Standard Class Subaccount	Delaware VIP® Smid Cap Core Series - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$7,693,315	$—	$366,876	$14,996,545	$20,314,311	$50,451,718	$19,466,003
Changes From Operations:
• Net investment income (loss)	496,637	—	9,100	502,670	472,535	530,531	125,536
• Net realized gain (loss) on investments	(801,979)	—	17,437	(22,652)	211,213	3,733,416	(1,453,473)
• Net change in unrealized appreciation or depreciation on investments	1,501,278	—	43,942	451,264	4,803,398	8,877,913	6,381,624
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,195,936	—	70,479	931,282	5,487,146	13,141,860	5,053,687
Changes From Unit Transactions:
• Net unit transactions	(1,004,892)	—	47,365	8,269,028	(814,735)	(3,449,449)	(12,943,943)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,004,892)	—	47,365	8,269,028	(814,735)	(3,449,449)	(12,943,943)
TOTAL INCREASE (DECREASE) IN NET ASSETS	191,044	—	117,844	9,200,310	4,672,411	9,692,411	(7,890,256)
NET ASSETS AT DECEMBER 31, 2019	7,884,359	—	484,720	24,196,855	24,986,722	60,144,129	11,575,747
Changes From Operations:
• Net investment income (loss)	432,645	(41)	12,750	531,149	422,293	611,753	52,383
• Net realized gain (loss) on investments	(237,919)	3	18,835	312,515	33,358	83,461	(581,539)
• Net change in unrealized appreciation or depreciation on investments	53,720	11,436	(11,717)	525,475	(2,897,764)	(1,969,736)	1,258,699
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	248,446	11,398	19,868	1,369,139	(2,442,113)	(1,274,522)	729,543
Changes From Unit Transactions:
• Net unit transactions	(358,807)	633,070	(504,588)	2,359,440	(512,693)	(1,706,609)	(3,064,728)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(358,807)	633,070	(504,588)	2,359,440	(512,693)	(1,706,609)	(3,064,728)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(110,361)	644,468	(484,720)	3,728,579	(2,954,806)	(2,981,131)	(2,335,185)
NET ASSETS AT DECEMBER 31, 2020	$7,773,998	$644,468	$—	$27,925,434	$22,031,916	$57,162,998	$9,240,562
See accompanying notes.

	Delaware VIP® U.S. Growth Series - Standard Class Subaccount	Delaware VIP® Value Series - Standard Class Subaccount	DWS Alternative Asset Allocation VIP Portfolio - Class A Subaccount	DWS Equity 500 Index VIP Portfolio - Class A Subaccount	DWS Small Cap Index VIP Portfolio - Class A Subaccount	Eaton Vance VT Floating-Rate Income Fund - Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$3,681,817	$65,995,949	$1,110,546	$147,285,637	$93,891,828	$396,397
Changes From Operations:
• Net investment income (loss)	(1,114)	1,284,461	32,136	2,971,564	985,494	18,046
• Net realized gain (loss) on investments	536,066	7,783,058	(24,204)	11,204,496	9,842,931	4,932
• Net change in unrealized appreciation or depreciation on investments	409,743	3,777,738	121,447	29,415,317	12,802,242	6,008
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	944,695	12,845,257	129,379	43,591,377	23,630,667	28,986
Changes From Unit Transactions:
• Net unit transactions	(651,600)	(8,983,258)	(323,140)	(15,387,506)	609,908	(214,654)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(651,600)	(8,983,258)	(323,140)	(15,387,506)	609,908	(214,654)
TOTAL INCREASE (DECREASE) IN NET ASSETS	293,095	3,861,999	(193,761)	28,203,871	24,240,575	(185,668)
NET ASSETS AT DECEMBER 31, 2019	3,974,912	69,857,948	916,785	175,489,508	118,132,403	210,729
Changes From Operations:
• Net investment income (loss)	(1,142)	1,235,942	26,648	2,554,454	1,209,533	1,470
• Net realized gain (loss) on investments	334,074	3,321,992	(6,901)	13,332,877	10,272,760	95
• Net change in unrealized appreciation or depreciation on investments	1,219,984	(4,263,509)	49,963	11,531,095	14,748,555	(2,315)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,552,916	294,425	69,710	27,418,426	26,230,848	(750)
Changes From Unit Transactions:
• Net unit transactions	(947,551)	(5,181,250)	103,871	(19,447,555)	(7,405,825)	(72,156)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(947,551)	(5,181,250)	103,871	(19,447,555)	(7,405,825)	(72,156)
TOTAL INCREASE (DECREASE) IN NET ASSETS	605,365	(4,886,825)	173,581	7,970,871	18,825,023	(72,906)
NET ASSETS AT DECEMBER 31, 2020	$4,580,277	$64,971,123	$1,090,366	$183,460,379	$136,957,426	$137,823

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	Fidelity® VIP Asset Manager Portfolio - Service Class Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class Subaccount	Fidelity® VIP Equity-Income Portfolio - Service Class Subaccount	Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$1,270,714	$24,989,288	$1,010,470	$24,320,016	$80,873	$19,786,784	$75,938
Changes From Operations:
• Net investment income (loss)	13,504	67,176	20,728	499,546	45,099	410,974	31,415
• Net realized gain (loss) on investments	(28,938)	3,707,113	61,471	1,766,297	9,472	973,437	6,297
• Net change in unrealized appreciation or depreciation on investments	204,756	2,696,473	177,710	2,512,546	128,701	3,240,736	162,860
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	189,322	6,470,762	259,909	4,778,389	183,272	4,625,147	200,572
Changes From Unit Transactions:
• Net unit transactions	(505,533)	(8,365,729)	62,031	(4,539,214)	2,288,737	(1,341,506)	1,738,814
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(505,533)	(8,365,729)	62,031	(4,539,214)	2,288,737	(1,341,506)	1,738,814
TOTAL INCREASE (DECREASE) IN NET ASSETS	(316,211)	(1,894,967)	321,940	239,175	2,472,009	3,283,641	1,939,386
NET ASSETS AT DECEMBER 31, 2019	954,503	23,094,321	1,332,410	24,559,191	2,552,882	23,070,425	2,015,324
Changes From Operations:
• Net investment income (loss)	29,501	21,011	15,736	242,459	29,490	262,586	16,632
• Net realized gain (loss) on investments	(85,345)	1,081,278	(35,507)	1,625,773	241,855	2,006,173	266,494
• Net change in unrealized appreciation or depreciation on investments	139,111	5,503,708	46,578	1,042,413	193,271	1,756,342	196,744
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	83,267	6,605,997	26,807	2,910,645	464,616	4,025,101	479,870
Changes From Unit Transactions:
• Net unit transactions	1,385,352	(2,578,267)	(241,613)	(6,164,202)	(206,153)	(1,145,620)	(611,864)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,385,352	(2,578,267)	(241,613)	(6,164,202)	(206,153)	(1,145,620)	(611,864)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,468,619	4,027,730	(214,806)	(3,253,557)	258,463	2,879,481	(131,994)
NET ASSETS AT DECEMBER 31, 2020	$2,423,122	$27,122,051	$1,117,604	$21,305,634	$2,811,345	$25,949,906	$1,883,330

See accompanying notes.

	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom Income Portfolio(SM) - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$13,314,343	$1,417	$2,863,843	$—	$—	$2,287,160
Changes From Operations:
• Net investment income (loss)	223,351	4,240	49,542	134	136	84,969
• Net realized gain (loss) on investments	597,986	890	179,861	68	58	68,490
• Net change in unrealized appreciation or depreciation on investments	2,432,653	23,988	554,350	939	949	173,575
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,253,990	29,118	783,753	1,141	1,143	327,034
Changes From Unit Transactions:
• Net unit transactions	(2,661,225)	261,523	(563,646)	9,666	9,674	1,694,002
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,661,225)	261,523	(563,646)	9,666	9,674	1,694,002
TOTAL INCREASE (DECREASE) IN NET ASSETS	592,765	290,641	220,107	10,807	10,817	2,021,036
NET ASSETS AT DECEMBER 31, 2019	13,907,108	292,058	3,083,950	10,807	10,817	4,308,196
Changes From Operations:
• Net investment income (loss)	138,187	2,670	29,606	54	132	57,680
• Net realized gain (loss) on investments	1,301,859	42,101	232,398	1,124	3,832	181,045
• Net change in unrealized appreciation or depreciation on investments	1,447,308	35,322	399,905	611	1,524	229,412
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,887,354	80,093	661,909	1,789	5,488	468,137
Changes From Unit Transactions:
• Net unit transactions	1,482,772	(34,011)	322,122	(4,989)	1,682	250,612
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,482,772	(34,011)	322,122	(4,989)	1,682	250,612
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,370,126	46,082	984,031	(3,200)	7,170	718,749
NET ASSETS AT DECEMBER 31, 2020	$18,277,234	$338,140	$4,067,981	$7,607	$17,987	$5,026,945

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	Fidelity® VIP Growth Portfolio - Service Class Subaccount	Fidelity® VIP High Income Portfolio - Service Class Subaccount	Fidelity® VIP Investment Grade Bond Portfolio - Service Class Subaccount	Fidelity® VIP Mid Cap Portfolio - Service Class Subaccount	Fidelity® VIP Overseas Portfolio - Service Class Subaccount	Fidelity® VIP Real Estate Portfolio - Service Class Subaccount	Franklin Income VIP Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2019	$9,301,088	$—	$8,071,127	$26,114,126	$2,061,784	$—	$8,075,770
Changes From Operations:
• Net investment income (loss)	4,690	12,255	486,208	113,523	37,037	—	461,227
• Net realized gain (loss) on investments	1,430,110	(7,725)	91,375	1,772,441	139,651	—	156,413
• Net change in unrealized appreciation or depreciation on investments	1,308,735	—	743,771	3,198,213	368,140	—	711,357
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,743,535	4,530	1,321,354	5,084,177	544,828	—	1,328,997
Changes From Unit Transactions:
• Net unit transactions	(1,621,812)	(4,530)	7,811,117	(18,593,133)	(298,182)	—	689,770
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,621,812)	(4,530)	7,811,117	(18,593,133)	(298,182)	—	689,770
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,121,723	—	9,132,471	(13,508,956)	246,646	—	2,018,767
NET ASSETS AT DECEMBER 31, 2019	10,422,811	—	17,203,598	12,605,170	2,308,430	—	10,094,537
Changes From Operations:
• Net investment income (loss)	(7,513)	—	577,508	56,871	10,820	860	151,114
• Net realized gain (loss) on investments	1,528,605	—	336,248	(435,147)	121,377	(558)	(431,761)
• Net change in unrealized appreciation or depreciation on investments	3,120,465	—	1,297,040	2,144,682	209,804	325	(78,369)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,641,557	—	2,210,796	1,766,406	342,001	627	(359,016)
Changes From Unit Transactions:
• Net unit transactions	835,871	—	11,214,745	(667,110)	1,101,025	47,827	(3,690,115)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	835,871	—	11,214,745	(667,110)	1,101,025	47,827	(3,690,115)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,477,428	—	13,425,541	1,099,296	1,443,026	48,454	(4,049,131)
NET ASSETS AT DECEMBER 31, 2020	$15,900,239	$—	$30,629,139	$13,704,466	$3,751,456	$48,454	$6,045,406

See accompanying notes.

	Franklin Mutual Shares VIP Fund - Class 1 Subaccount	Franklin Rising Dividends VIP Fund - Class 1 Subaccount	Franklin Small Cap Value VIP Fund - Class 2 Subaccount	Franklin Small-Mid Cap Growth VIP Fund - Class 1 Subaccount	Franklin Small-Mid Cap Growth VIP Fund - Class 2 Subaccount	Franklin U.S. Government Securities VIP Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2019	$2,782,606	$483,969	$1,038,459	$865,963	$224,839	$5,261,381
Changes From Operations:
• Net investment income (loss)	60,966	7,938	15,378	(143)	(321)	201,416
• Net realized gain (loss) on investments	267,982	72,660	67,074	89,185	(8,386)	(56,978)
• Net change in unrealized appreciation or depreciation on investments	281,314	56,283	190,758	149,483	64,446	186,496
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	610,262	136,881	273,210	238,525	55,739	330,934
Changes From Unit Transactions:
• Net unit transactions	(205,471)	(73,949)	(169,394)	(300,234)	(114,510)	1,236,525
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(205,471)	(73,949)	(169,394)	(300,234)	(114,510)	1,236,525
TOTAL INCREASE (DECREASE) IN NET ASSETS	404,791	62,932	103,816	(61,709)	(58,771)	1,567,459
NET ASSETS AT DECEMBER 31, 2019	3,187,397	546,901	1,142,275	804,254	166,068	6,828,840
Changes From Operations:
• Net investment income (loss)	85,752	8,154	13,997	(132)	(182)	258,048
• Net realized gain (loss) on investments	(31,347)	21,166	(30,347)	130,421	21,305	(19,384)
• Net change in unrealized appreciation or depreciation on investments	(153,062)	83,570	50,870	315,092	59,793	35,397
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(98,657)	112,890	34,520	445,381	80,916	274,061
Changes From Unit Transactions:
• Net unit transactions	105,868	112,062	(431,822)	34,752	(11,683)	49,306
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	105,868	112,062	(431,822)	34,752	(11,683)	49,306
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,211	224,952	(397,302)	480,133	69,233	323,367
NET ASSETS AT DECEMBER 31, 2020	$3,194,608	$771,853	$744,973	$1,284,387	$235,301	$7,152,207

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	Goldman Sachs VIT Global Trends Allocation Fund - Service Shares Subaccount	Goldman Sachs VIT Mid Cap Value Fund - Service Shares Subaccount	Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares Subaccount	Invesco V.I. Comstock Fund - Series I Shares Subaccount	Invesco V.I. Growth and Income Fund - Series I Shares Subaccount	Ivy VIP Asset Strategy Portfolio - Class II Subaccount	Janus Henderson Balanced Portfolio - Institutional Shares Subaccount
NET ASSETS AT JANUARY 1, 2019	$68,892,369	$4,334,055	$59,311	$581,402	$1,274,117	$34,637	$7,094,126
Changes From Operations:
• Net investment income (loss)	(22,271)	10,604	732	12,244	30,046	6	82,275
• Net realized gain (loss) on investments	1,299,798	(531,136)	31,685	63,838	89,468	(1,945)	1,117,819
• Net change in unrealized appreciation or depreciation on investments	1,066,680	1,077,961	19,022	64,839	208,725	5,627	(117,726)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,344,207	557,429	51,439	140,921	328,239	3,688	1,082,368
Changes From Unit Transactions:
• Net unit transactions	(71,236,576)	(2,834,534)	346,241	(55,316)	364,057	(38,325)	(2,965,307)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(71,236,576)	(2,834,534)	346,241	(55,316)	364,057	(38,325)	(2,965,307)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(68,892,369)	(2,277,105)	397,680	85,605	692,296	(34,637)	(1,882,939)
NET ASSETS AT DECEMBER 31, 2019	—	2,056,950	456,991	667,007	1,966,413	—	5,211,187
Changes From Operations:
• Net investment income (loss)	—	8,049	3,150	37,154	6,241	109	28,076
• Net realized gain (loss) on investments	380	9,292	7,374	3,607	(288,954)	144	111,198
• Net change in unrealized appreciation or depreciation on investments	—	126,453	120,596	110,081	155,523	—	48,638
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	380	143,794	131,120	150,842	(127,190)	253	187,912
Changes From Unit Transactions:
• Net unit transactions	(380)	(75,388)	33,588	820,252	(1,204,179)	(253)	(3,565,205)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(380)	(75,388)	33,588	820,252	(1,204,179)	(253)	(3,565,205)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	68,406	164,708	971,094	(1,331,369)	—	(3,377,293)
NET ASSETS AT DECEMBER 31, 2020	$—	$2,125,356	$621,699	$1,638,101	$635,044	$—	$1,833,894

See accompanying notes.

	Janus Henderson Balanced Portfolio - Service Shares Subaccount	Janus Henderson Enterprise Portfolio - Institutional Shares Subaccount	Janus Henderson Enterprise Portfolio - Service Shares Subaccount	Janus Henderson Flexible Bond Portfolio - Institutional Shares Subaccount	Janus Henderson Flexible Bond Portfolio - Service Shares Subaccount	Janus Henderson Global Research Portfolio - Institutional Shares Subaccount
NET ASSETS AT JANUARY 1, 2019	$9,715,564	$5,739,407	$8,625,096	$238,305	$3,289,467	$397,956
Changes From Operations:
• Net investment income (loss)	63,596	916	(15,488)	4,903	85,584	3,861
• Net realized gain (loss) on investments	705,812	3,025,438	787,705	(9,894)	(14,148)	123,022
• Net change in unrealized appreciation or depreciation on investments	357,758	(1,080,648)	2,184,673	20,145	209,067	(9,401)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,127,166	1,945,706	2,956,890	15,154	280,503	117,482
Changes From Unit Transactions:
• Net unit transactions	(6,889,478)	(736,196)	112,912	(81,928)	(238,745)	(837)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(6,889,478)	(736,196)	112,912	(81,928)	(238,745)	(837)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,762,312)	1,209,510	3,069,802	(66,774)	41,758	116,645
NET ASSETS AT DECEMBER 31, 2019	3,953,252	6,948,917	11,694,898	171,531	3,331,225	514,601
Changes From Operations:
• Net investment income (loss)	34,030	(1,156)	(5,545)	8,150	79,266	3,057
• Net realized gain (loss) on investments	300,339	602,340	2,956,510	1,338	4,681	90,169
• Net change in unrealized appreciation or depreciation on investments	23,885	(144,757)	(2,280,634)	17,467	250,972	(2,066)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	358,254	456,427	670,331	26,955	334,919	91,160
Changes From Unit Transactions:
• Net unit transactions	(1,473,415)	(4,976,902)	(9,445,118)	97,484	(21,341)	(25,173)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,473,415)	(4,976,902)	(9,445,118)	97,484	(21,341)	(25,173)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,115,161)	(4,520,475)	(8,774,787)	124,439	313,578	65,987
NET ASSETS AT DECEMBER 31, 2020	$2,838,091	$2,428,442	$2,920,111	$295,970	$3,644,803	$580,588

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	Janus Henderson Global Technology and Innovation Portfolio - Service Shares Subaccount	JPMorgan Insurance Trust Core Bond Portfolio - Class 1 Subaccount	JPMorgan Insurance Trust Global Allocation Portfolio - Class 1 Subaccount	JPMorgan Insurance Trust Income Builder Portfolio - Class 1 Subaccount	JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount	LVIP Baron Growth Opportunities Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$179,010	$3,946,958	$68,566	$40,502	$—	$33,202,554	$221,793
Changes From Operations:
• Net investment income (loss)	(221)	105,501	1,524	1,607	—	(11,739)	(47)
• Net realized gain (loss) on investments	110,262	25,100	780	171	—	3,443,462	19,031
• Net change in unrealized appreciation or depreciation on investments	(58,707)	203,806	8,832	4,495	—	8,644,526	56,861
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	51,334	334,407	11,136	6,273	—	12,076,249	75,845
Changes From Unit Transactions:
• Net unit transactions	(98,202)	(221,387)	(875)	3,540	—	(758,947)	(58,896)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(98,202)	(221,387)	(875)	3,540	—	(758,947)	(58,896)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(46,868)	113,020	10,261	9,813	—	11,317,302	16,949
NET ASSETS AT DECEMBER 31, 2019	132,142	4,059,978	78,827	50,315	—	44,519,856	238,742
Changes From Operations:
• Net investment income (loss)	(155)	224,792	13,482	1,704	4	(8,933)	(12)
• Net realized gain (loss) on investments	14,915	355,870	66,842	55	(652)	3,400,946	24,212
• Net change in unrealized appreciation or depreciation on investments	49,962	(781)	434,765	803	178	11,443,693	(4,222)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	64,722	579,881	515,089	2,562	(470)	14,835,706	19,978
Changes From Unit Transactions:
• Net unit transactions	(4,341)	1,129,993	2,709,935	(2,356)	1,486	(2,266,155)	(115,164)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,341)	1,129,993	2,709,935	(2,356)	1,486	(2,266,155)	(115,164)
TOTAL INCREASE (DECREASE) IN NET ASSETS	60,381	1,709,874	3,225,024	206	1,016	12,569,551	(95,186)
NET ASSETS AT DECEMBER 31, 2020	$192,523	$5,769,852	$3,303,851	$50,521	$1,016	$57,089,407	$143,556

See accompanying notes.

	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class Subaccount	LVIP BlackRock Global Real Estate Fund - Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount	LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$1,368,693	$2,927,868	$8,332,016	$1,395,843	$604,837	$52,908
Changes From Operations:
• Net investment income (loss)	21,659	123,898	280,050	7,415	(63)	101
• Net realized gain (loss) on investments	146,457	180,514	(41,300)	183,162	72,963	(5,132)
• Net change in unrealized appreciation or depreciation on investments	52,651	409,091	415,297	51,866	87,890	6,702
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	220,767	713,503	654,047	242,443	160,790	1,671
Changes From Unit Transactions:
• Net unit transactions	(257,933)	(4,490)	2,783,381	(341,298)	55,321	(54,579)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(257,933)	(4,490)	2,783,381	(341,298)	55,321	(54,579)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(37,166)	709,013	3,437,428	(98,855)	216,111	(52,908)
NET ASSETS AT DECEMBER 31, 2019	1,331,527	3,636,881	11,769,444	1,296,988	820,948	—
Changes From Operations:
• Net investment income (loss)	25,984	166,037	19,313	2,709	(65)	—
• Net realized gain (loss) on investments	25,153	2,227	34,683	194,535	70,378	—
• Net change in unrealized appreciation or depreciation on investments	(16,575)	(303,850)	582,802	41,789	198,426	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	34,562	(135,586)	636,798	239,033	268,739	—
Changes From Unit Transactions:
• Net unit transactions	46,252	(402,375)	1,335,598	(454,194)	97,403	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	46,252	(402,375)	1,335,598	(454,194)	97,403	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	80,814	(537,961)	1,972,396	(215,161)	366,142	—
NET ASSETS AT DECEMBER 31, 2020	$1,412,341	$3,098,920	$13,741,840	$1,081,827	$1,187,090	$—

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Delaware Bond Fund - Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Standard Class Subaccount	LVIP Delaware Mid Cap Value Fund - Standard Class Subaccount	LVIP Delaware Social Awareness Fund - Standard Class Subaccount	LVIP Delaware Wealth Builder Fund - Standard Class Subaccount	LVIP Dimensional International Equity Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$—	$206,863,915	$810,202	$19,449,631	$1,776,368	$753,417	$803,410
Changes From Operations:
• Net investment income (loss)	910	5,989,569	14,547	248,805	36,398	11,205	21,927
• Net realized gain (loss) on investments	1,513	1,094,941	3,718	1,979,594	146,906	(60,712)	(6,646)
• Net change in unrealized appreciation or depreciation on investments	4,900	10,227,882	20,750	3,549,375	344,109	125,962	112,518
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	7,323	17,312,392	39,015	5,777,774	527,413	76,455	127,799
Changes From Unit Transactions:
• Net unit transactions	56,735	(15,431,423)	(365,780)	(3,271,247)	(263,019)	(401,458)	(113,188)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	56,735	(15,431,423)	(365,780)	(3,271,247)	(263,019)	(401,458)	(113,188)
TOTAL INCREASE (DECREASE) IN NET ASSETS	64,058	1,880,969	(326,765)	2,506,527	264,394	(325,003)	14,611
NET ASSETS AT DECEMBER 31, 2019	64,058	208,744,884	483,437	21,956,158	2,040,762	428,414	818,021
Changes From Operations:
• Net investment income (loss)	954	5,024,360	7,416	527,433	20,631	7,266	12,634
• Net realized gain (loss) on investments	3,685	6,339,723	(6,779)	(1,040,415)	141,508	(1,391)	(16,236)
• Net change in unrealized appreciation or depreciation on investments	9,416	8,257,299	2,302	524,150	163,981	14,452	(43,997)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,055	19,621,382	2,939	11,168	326,120	20,327	(47,599)
Changes From Unit Transactions:
• Net unit transactions	38,827	(2,361,041)	10,669	632,016	(439,935)	(34,950)	(33,962)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	38,827	(2,361,041)	10,669	632,016	(439,935)	(34,950)	(33,962)
TOTAL INCREASE (DECREASE) IN NET ASSETS	52,882	17,260,341	13,608	643,184	(113,815)	(14,623)	(81,561)
NET ASSETS AT DECEMBER 31, 2020	$116,940	$226,005,225	$497,045	$22,599,342	$1,926,947	$413,791	$736,460

See accompanying notes.

	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class Subaccount	LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Fund - Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$11,883,709	$—	$810,706	$971,851	$2,123,761	$—
Changes From Operations:
• Net investment income (loss)	254,795	1,431	14,905	33,349	41,659	11
• Net realized gain (loss) on investments	684,168	319	16,717	945	54,262	164
• Net change in unrealized appreciation or depreciation on investments	2,619,124	9,766	170,404	47,171	172,094	2
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,558,087	11,516	202,026	81,465	268,015	177
Changes From Unit Transactions:
• Net unit transactions	(1,500,483)	115,866	333,028	323,528	(107,432)	212
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,500,483)	115,866	333,028	323,528	(107,432)	212
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,057,604	127,382	535,054	404,993	160,583	389
NET ASSETS AT DECEMBER 31, 2019	13,941,313	127,382	1,345,760	1,376,844	2,284,344	389
Changes From Operations:
• Net investment income (loss)	194,553	1,681	15,397	28,917	24,767	5
• Net realized gain (loss) on investments	598,090	1,450	7,143	5,489	20,229	6
• Net change in unrealized appreciation or depreciation on investments	1,189,696	17,019	171,488	59,846	247,176	40
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,982,339	20,150	194,028	94,252	292,172	51
Changes From Unit Transactions:
• Net unit transactions	(2,502,913)	(18,328)	14,405	542,122	(92,272)	(41)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,502,913)	(18,328)	14,405	542,122	(92,272)	(41)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(520,574)	1,822	208,433	636,374	199,900	10
NET ASSETS AT DECEMBER 31, 2020	$13,420,739	$129,204	$1,554,193	$2,013,218	$2,484,244	$399

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Income Fund - Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Goldman Sachs Income Builder Fund - Standard Class Subaccount	LVIP Government Money Market Fund - Standard Class Subaccount	LVIP JPMorgan High Yield Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$3,238,987	$2,252,858	$4,908,314	$2,402,573	$34,975	$159,354,608	$22,695,100
Changes From Operations:
• Net investment income (loss)	91,021	50,480	154,141	66,021	981	3,133,572	1,755,968
• Net realized gain (loss) on investments	141,883	151,536	18,666	154,863	2,864	567	(237,939)
• Net change in unrealized appreciation or depreciation on investments	243,963	132,902	190,576	152,620	1,066	—	1,763,199
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	476,867	334,918	363,383	373,504	4,911	3,134,139	3,281,228
Changes From Unit Transactions:
• Net unit transactions	(108,389)	(309,853)	523,466	129,716	(39,886)	19,034,764	4,951,710
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(108,389)	(309,853)	523,466	129,716	(39,886)	19,034,764	4,951,710
TOTAL INCREASE (DECREASE) IN NET ASSETS	368,478	25,065	886,849	503,220	(34,975)	22,168,903	8,232,938
NET ASSETS AT DECEMBER 31, 2019	3,607,465	2,277,923	5,795,163	2,905,793	—	181,523,511	30,928,038
Changes From Operations:
• Net investment income (loss)	67,025	45,349	82,629	59,675	—	468,430	1,348,628
• Net realized gain (loss) on investments	100,387	29,173	125,295	35,718	—	7,305	(455,263)
• Net change in unrealized appreciation or depreciation on investments	59,236	31,444	138,381	69,134	—	20	708,222
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	226,648	105,966	346,305	164,527	—	475,755	1,601,587
Changes From Unit Transactions:
• Net unit transactions	(592,056)	(197,793)	(1,767,760)	(36,251)	—	27,874,903	(3,252,788)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(592,056)	(197,793)	(1,767,760)	(36,251)	—	27,874,903	(3,252,788)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(365,408)	(91,827)	(1,421,455)	128,276	—	28,350,658	(1,651,201)
NET ASSETS AT DECEMBER 31, 2020	$3,242,057	$2,186,096	$4,373,708	$3,034,069	$—	$209,874,169	$29,276,837
See accompanying notes.

	LVIP JPMorgan Retirement Income Fund - Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Subaccount	LVIP MFS International Growth Fund - Standard Class Subaccount	LVIP MFS Value Fund - Standard Class Subaccount	LVIP Mondrian International Value Fund - Standard Class Subaccount	LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$—	$105,006	$6,624,374	$71,874,701	$23,572,411	$7,636
Changes From Operations:
• Net investment income (loss)	—	1,601	74,955	1,405,728	786,637	63
• Net realized gain (loss) on investments	—	1,667	729,378	2,575,893	168,233	(27)
• Net change in unrealized appreciation or depreciation on investments	—	15,287	405,317	15,714,530	2,681,255	1,776
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	—	18,555	1,209,650	19,696,151	3,636,125	1,812
Changes From Unit Transactions:
• Net unit transactions	—	11,320	(2,735,198)	(1,657,815)	(4,378,579)	(2,336)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	11,320	(2,735,198)	(1,657,815)	(4,378,579)	(2,336)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	29,875	(1,525,548)	18,038,336	(742,454)	(524)
NET ASSETS AT DECEMBER 31, 2019	—	134,881	5,098,826	89,913,037	22,829,957	7,112
Changes From Operations:
• Net investment income (loss)	—	913	60,341	1,267,562	399,117	170
• Net realized gain (loss) on investments	230	5,565	549,310	1,839,781	(301,668)	106
• Net change in unrealized appreciation or depreciation on investments	—	(6,050)	253,272	(701,275)	(1,479,774)	(218)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	230	428	862,923	2,406,068	(1,382,325)	58
Changes From Unit Transactions:
• Net unit transactions	(230)	(49,339)	1,628,103	(6,927,234)	(2,478,440)	(2,920)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(230)	(49,339)	1,628,103	(6,927,234)	(2,478,440)	(2,920)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(48,911)	2,491,026	(4,521,166)	(3,860,765)	(2,862)
NET ASSETS AT DECEMBER 31, 2020	$—	$85,970	$7,589,852	$85,391,871	$18,969,192	$4,250

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP PIMCO Low Duration Bond Fund - Standard Class Subaccount	LVIP SSGA Bond Index Fund - Standard Class Subaccount	LVIP SSGA Conservative Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Conservative Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA Developed International 150 Fund - Standard Class Subaccount	LVIP SSGA Emerging Markets 100 Fund - Standard Class Subaccount	LVIP SSGA Emerging Markets Equity Index Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$1,541,003	$31,444,414	$1,839,142	$881,306	$2,974,312	$1,077,599	$—
Changes From Operations:
• Net investment income (loss)	9,328	613,355	23,088	24,142	174,007	33,048	1,068
• Net realized gain (loss) on investments	8,607	1,023,149	39,662	13,710	(23,641)	(62,580)	268
• Net change in unrealized appreciation or depreciation on investments	13,016	1,670,256	128,164	80,615	361,769	99,608	1,595
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	30,951	3,306,760	190,914	118,467	512,135	70,076	2,931
Changes From Unit Transactions:
• Net unit transactions	(1,266,324)	(5,829,493)	(1,027,021)	(37,757)	851,549	(262,022)	35,734
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,266,324)	(5,829,493)	(1,027,021)	(37,757)	851,549	(262,022)	35,734
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,235,373)	(2,522,733)	(836,107)	80,710	1,363,684	(191,946)	38,665
NET ASSETS AT DECEMBER 31, 2019	305,630	28,921,681	1,003,035	962,016	4,337,996	885,653	38,665
Changes From Operations:
• Net investment income (loss)	11,758	817,072	25,363	17,947	74,872	13,103	14,143
• Net realized gain (loss) on investments	11,639	755,031	15,484	24,279	(391,675)	(59,537)	6,133
• Net change in unrealized appreciation or depreciation on investments	656	918,135	97,216	43,309	163,033	49,714	113,472
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,053	2,490,238	138,063	85,535	(153,770)	3,280	133,748
Changes From Unit Transactions:
• Net unit transactions	98,563	8,739,458	156,587	(85,998)	(562,685)	(454,965)	911,583
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	98,563	8,739,458	156,587	(85,998)	(562,685)	(454,965)	911,583
TOTAL INCREASE (DECREASE) IN NET ASSETS	122,616	11,229,696	294,650	(463)	(716,455)	(451,685)	1,045,331
NET ASSETS AT DECEMBER 31, 2020	$428,246	$40,151,377	$1,297,685	$961,553	$3,621,541	$433,968	$1,083,996

See accompanying notes.

	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA Large Cap 100 Fund - Standard Class Subaccount	LVIP SSGA Mid-Cap Index Fund - Standard Class Subaccount	LVIP SSGA Moderate Index Allocation Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$1,015,406	$23,502,630	$146,623	$3,712,632	$31,840,578	$6,774,022
Changes From Operations:
• Net investment income (loss)	16,279	1,275,545	401	140,835	572,940	141,327
• Net realized gain (loss) on investments	37,541	482,349	(2,121)	139,035	5,295,389	166,978
• Net change in unrealized appreciation or depreciation on investments	76,262	6,936,147	7,983	779,925	3,302,841	858,348
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	130,082	8,694,041	6,263	1,059,795	9,171,170	1,166,653
Changes From Unit Transactions:
• Net unit transactions	(481,916)	21,696,394	(135,419)	868,104	8,497,673	(924,017)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(481,916)	21,696,394	(135,419)	868,104	8,497,673	(924,017)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(351,834)	30,390,435	(129,156)	1,927,899	17,668,843	242,636
NET ASSETS AT DECEMBER 31, 2019	663,572	53,893,065	17,467	5,640,531	49,509,421	7,016,658
Changes From Operations:
• Net investment income (loss)	9,942	1,246,410	314	101,900	723,133	156,348
• Net realized gain (loss) on investments	23,477	(275,919)	71	(527,570)	1,022,735	119,347
• Net change in unrealized appreciation or depreciation on investments	(395)	2,589,289	(773)	344,517	4,920,120	715,444
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	33,024	3,559,780	(388)	(81,153)	6,665,988	991,139
Changes From Unit Transactions:
• Net unit transactions	(124,807)	(539,604)	645	(1,472,008)	(3,069,845)	389,648
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(124,807)	(539,604)	645	(1,472,008)	(3,069,845)	389,648
TOTAL INCREASE (DECREASE) IN NET ASSETS	(91,783)	3,020,176	257	(1,553,161)	3,596,143	1,380,787
NET ASSETS AT DECEMBER 31, 2020	$571,789	$56,913,241	$17,724	$4,087,370	$53,105,564	$8,397,445

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP SSGA Moderate Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Short-Term Bond Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount	LVIP SSGA Small-Mid Cap 200 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$78,245	$141,702	$306,833	$328,701,286	$—	$40,096,351	$3,638,742
Changes From Operations:
• Net investment income (loss)	2,429	4,819	9,402	6,125,888	—	405,631	81,663
• Net realized gain (loss) on investments	1,708	3,337	5,593	34,033,895	—	4,105,331	(15,082)
• Net change in unrealized appreciation or depreciation on investments	8,629	22,731	33,230	62,487,381	—	5,344,038	650,031
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	12,766	30,887	48,225	102,647,164	—	9,855,000	716,612
Changes From Unit Transactions:
• Net unit transactions	(1,763)	48,026	2,748	(28,829,733)	47	(7,164,921)	(112,764)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,763)	48,026	2,748	(28,829,733)	47	(7,164,921)	(112,764)
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,003	78,913	50,973	73,817,431	47	2,690,079	603,848
NET ASSETS AT DECEMBER 31, 2019	89,248	220,615	357,806	402,518,717	47	42,786,430	4,242,590
Changes From Operations:
• Net investment income (loss)	2,310	5,128	9,009	5,792,594	484	378,731	84,891
• Net realized gain (loss) on investments	1,664	14,777	601	61,674,315	1,452	1,574,416	(294,466)
• Net change in unrealized appreciation or depreciation on investments	4,630	16,041	15,468	(2,594,118)	208	5,807,819	353,514
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,604	35,946	25,078	64,872,791	2,144	7,760,966	143,939
Changes From Unit Transactions:
• Net unit transactions	3,881	(30,308)	19,655	(35,013,014)	26,830	(6,070,285)	(619,870)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,881	(30,308)	19,655	(35,013,014)	26,830	(6,070,285)	(619,870)
TOTAL INCREASE (DECREASE) IN NET ASSETS	12,485	5,638	44,733	29,859,777	28,974	1,690,681	(475,931)
NET ASSETS AT DECEMBER 31, 2020	$101,733	$226,253	$402,539	$432,378,494	$29,021	$44,477,111	$3,766,659

See accompanying notes.

	LVIP T. Rowe Price 2010 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2020 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2030 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2040 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2050 Fund - Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$8,014,097	$33,230,492	$29,399,712	$12,686,686	$3,424,391	$51,952,444
Changes From Operations:
• Net investment income (loss)	197,913	952,049	769,010	243,516	73,133	33,254
• Net realized gain (loss) on investments	1,078,165	4,516,826	4,028,645	1,674,361	408,188	7,106,187
• Net change in unrealized appreciation or depreciation on investments	(91,416)	695,535	1,602,587	915,428	362,183	9,811,586
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,184,662	6,164,410	6,400,242	2,833,305	843,504	16,951,027
Changes From Unit Transactions:
• Net unit transactions	(2,798,655)	(10,199,541)	(6,060,927)	(5,410,719)	(694,956)	4,705,121
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,798,655)	(10,199,541)	(6,060,927)	(5,410,719)	(694,956)	4,705,121
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,613,993)	(4,035,131)	339,315	(2,577,414)	148,548	21,656,148
NET ASSETS AT DECEMBER 31, 2019	6,400,104	29,195,361	29,739,027	10,109,272	3,572,939	73,608,592
Changes From Operations:
• Net investment income (loss)	96,501	724,103	657,740	198,502	64,365	(24,568)
• Net realized gain (loss) on investments	(259,611)	(1,115,041)	171,937	162,492	187,396	13,960,230
• Net change in unrealized appreciation or depreciation on investments	714,116	4,253,693	4,228,282	1,447,621	407,083	12,981,824
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	551,006	3,862,755	5,057,959	1,808,615	658,844	26,917,486
Changes From Unit Transactions:
• Net unit transactions	(2,421,694)	(1,565,351)	(3,010,824)	(1,982,525)	(800,399)	(3,293,849)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,421,694)	(1,565,351)	(3,010,824)	(1,982,525)	(800,399)	(3,293,849)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,870,688)	2,297,404	2,047,135	(173,910)	(141,555)	23,623,637
NET ASSETS AT DECEMBER 31, 2020	$4,529,416	$31,492,765	$31,786,162	$9,935,362	$3,431,384	$97,232,229

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund - Standard Class Subaccount	LVIP Vanguard International Equity ETF Fund - Standard Class Subaccount	LVIP Wellington Capital Growth Fund - Standard Class Subaccount	LVIP Wellington Mid-Cap Value Fund - Standard Class Subaccount	LVIP Western Asset Core Bond Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$28,233,108	$—	$11,415,656	$5,779,999	$8,291,787	$1,559,358	$—
Changes From Operations:
• Net investment income (loss)	40,767	1,626	241,355	181,385	—	12,337	—
• Net realized gain (loss) on investments	4,497,343	2,402	1,240,496	68,475	392,154	212,842	—
• Net change in unrealized appreciation or depreciation on investments	4,491,162	4,589	2,183,283	859,739	452,107	166,288	—
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	9,029,272	8,617	3,665,134	1,109,599	844,261	391,467	—
Changes From Unit Transactions:
• Net unit transactions	(6,504,137)	97,836	80,917	(496,852)	(6,598,902)	(607,311)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(6,504,137)	97,836	80,917	(496,852)	(6,598,902)	(607,311)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,525,135	106,453	3,746,051	612,747	(5,754,641)	(215,844)	—
NET ASSETS AT DECEMBER 31, 2019	30,758,243	106,453	15,161,707	6,392,746	2,537,146	1,343,514	—
Changes From Operations:
• Net investment income (loss)	(6,963)	—	174,562	136,793	(13)	10,523	—
• Net realized gain (loss) on investments	4,352,879	4,068	1,877,018	103,129	886,254	40,327	—
• Net change in unrealized appreciation or depreciation on investments	4,156,729	(4,589)	394,286	462,413	437,010	(31,408)	26
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,502,645	(521)	2,445,866	702,335	1,323,251	19,442	26
Changes From Unit Transactions:
• Net unit transactions	(5,637,533)	(105,932)	(4,456,771)	(175,578)	437,384	(23,394)	5,429
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,637,533)	(105,932)	(4,456,771)	(175,578)	437,384	(23,394)	5,429
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,865,112	(106,453)	(2,010,905)	526,757	1,760,635	(3,952)	5,455
NET ASSETS AT DECEMBER 31, 2020	$33,623,355	$—	$13,150,802	$6,919,503	$4,297,781	$1,339,562	$5,455

See accompanying notes.

	M Capital Appreciation Fund Subaccount	M International Equity Fund Subaccount	M Large Cap Growth Fund Subaccount	M Large Cap Value Fund Subaccount	MFS® VIT Growth Series - Initial Class Subaccount	MFS® VIT Mid Cap Growth Series - Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$303,786	$10,360	$17,080	$13,506	$72,387,620	$—
Changes From Operations:
• Net investment income (loss)	975	385	—	309	(22,708)	(456)
• Net realized gain (loss) on investments	9,352	(4)	1,525	595	13,652,166	544,609
• Net change in unrealized appreciation or depreciation on investments	69,977	1,921	4,961	2,194	10,983,095	(287,885)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	80,304	2,302	6,486	3,098	24,612,553	256,268
Changes From Unit Transactions:
• Net unit transactions	(63,061)	2,012	1,906	1,968	(13,650,271)	6,369,699
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(63,061)	2,012	1,906	1,968	(13,650,271)	6,369,699
TOTAL INCREASE (DECREASE) IN NET ASSETS	17,243	4,314	8,392	5,066	10,962,282	6,625,967
NET ASSETS AT DECEMBER 31, 2019	321,029	14,674	25,472	18,572	83,349,902	6,625,967
Changes From Operations:
• Net investment income (loss)	—	194	—	280	(26,705)	(2,230)
• Net realized gain (loss) on investments	(23,257)	(475)	4,788	(415)	15,411,357	460,905
• Net change in unrealized appreciation or depreciation on investments	33,157	1,325	2,472	(689)	8,244,868	1,280,162
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,900	1,044	7,260	(824)	23,629,520	1,738,837
Changes From Unit Transactions:
• Net unit transactions	(226,248)	(2,242)	(3,718)	(2,153)	(13,869,624)	(2,347,756)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(226,248)	(2,242)	(3,718)	(2,153)	(13,869,624)	(2,347,756)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(216,348)	(1,198)	3,542	(2,977)	9,759,896	(608,919)
NET ASSETS AT DECEMBER 31, 2020	$104,681	$13,476	$29,014	$15,595	$93,109,798	$6,017,048

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	MFS® VIT New Discovery Series - Initial Class Subaccount	MFS® VIT Research Series - Initial Class Subaccount	MFS® VIT Total Return Bond Series - Initial Class Subaccount	MFS® VIT Total Return Series - Initial Class Subaccount	MFS® VIT Utilities Series - Initial Class Subaccount	MFS® VIT II Core Equity Portfolio - Initial Class Subaccount	MFS® VIT II Technology Portfolio - Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$84,198	$116,458	$—	$51,506,807	$8,268,729	$2,523,869	$—
Changes From Operations:
• Net investment income (loss)	—	760	—	1,382,730	326,834	13,172	—
• Net realized gain (loss) on investments	494,963	18,554	—	1,800,659	315,912	320,695	495
• Net change in unrealized appreciation or depreciation on investments	(286,009)	16,682	—	7,393,353	1,290,021	344,740	4,309
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	208,954	35,996	—	10,576,742	1,932,767	678,607	4,804
Changes From Unit Transactions:
• Net unit transactions	3,004,584	(11,730)	—	709,634	(551,453)	(861,760)	51,193
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,004,584	(11,730)	—	709,634	(551,453)	(861,760)	51,193
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,213,538	24,266	—	11,286,376	1,381,314	(183,153)	55,997
NET ASSETS AT DECEMBER 31, 2019	3,297,736	140,724	—	62,793,183	9,650,043	2,340,716	55,997
Changes From Operations:
• Net investment income (loss)	—	776	110	1,488,392	210,285	12,257	(13)
• Net realized gain (loss) on investments	431,048	8,594	53	2,192,985	458,262	93,606	9,523
• Net change in unrealized appreciation or depreciation on investments	1,552,254	11,740	290	2,553,424	(160,302)	279,840	381,778
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,983,302	21,110	453	6,234,801	508,245	385,703	391,288
Changes From Unit Transactions:
• Net unit transactions	889,233	(14,618)	15,004	(2,612,200)	(1,639,934)	(86,491)	2,038,026
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	889,233	(14,618)	15,004	(2,612,200)	(1,639,934)	(86,491)	2,038,026
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,872,535	6,492	15,457	3,622,601	(1,131,689)	299,212	2,429,314
NET ASSETS AT DECEMBER 31, 2020	$6,170,271	$147,216	$15,457	$66,415,784	$8,518,354	$2,639,928	$2,485,311

See accompanying notes.

	MFS® VIT III Mid Cap Value Portfolio - Initial Class Subaccount	Neuberger Berman AMT Large Cap Value Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Growth Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class Subaccount	Neuberger Berman AMT Sustainable Equity Portfolio - I Class Subaccount	PIMCO VIT Commodity RealReturn® Strategy Portfolio - Administrative Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$2,756,426	$166,818	$3,433,943	$1,454,367	$—	$8,090,438
Changes From Operations:
• Net investment income (loss)	47,499	1,095	(5,610)	8,072	69	414,307
• Net realized gain (loss) on investments	277,368	25,943	462,952	213,334	1,036	(995,902)
• Net change in unrealized appreciation or depreciation on investments	894,209	(15,249)	558,588	25,169	1,583	1,517,955
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,219,076	11,789	1,015,930	246,575	2,688	936,360
Changes From Unit Transactions:
• Net unit transactions	4,401,647	(178,607)	(1,297,883)	(413,573)	26,425	230,184
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,401,647	(178,607)	(1,297,883)	(413,573)	26,425	230,184
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,620,723	(166,818)	(281,953)	(166,998)	29,113	1,166,544
NET ASSETS AT DECEMBER 31, 2019	8,377,149	—	3,151,990	1,287,369	29,113	9,256,982
Changes From Operations:
• Net investment income (loss)	86,835	—	(4,231)	6,010	14	547,502
• Net realized gain (loss) on investments	4,987	—	378,526	(115,373)	(1,511)	(681,684)
• Net change in unrealized appreciation or depreciation on investments	(16,179)	—	807,901	39,221	(900)	345,658
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	75,643	—	1,182,196	(70,142)	(2,397)	211,476
Changes From Unit Transactions:
• Net unit transactions	(2,081,560)	—	(513,119)	(588,298)	(22,677)	611,126
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,081,560)	—	(513,119)	(588,298)	(22,677)	611,126
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,005,917)	—	669,077	(658,440)	(25,074)	822,602
NET ASSETS AT DECEMBER 31, 2020	$6,371,232	$—	$3,821,067	$628,929	$4,039	$10,079,584

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class Subaccount	PIMCO VIT Real Return Portfolio - Administrative Class Subaccount	PIMCO VIT Total Return Portfolio - Administrative Class Subaccount	Putnam VT Multi-Asset Absolute Return Fund - Class IA Subaccount	T. Rowe Price Equity Income Portfolio Subaccount
NET ASSETS AT JANUARY 1, 2019	$—	$1,020,070	$3,529,233	$—	$10,953,682
Changes From Operations:
• Net investment income (loss)	471	26,694	276,993	—	136,170
• Net realized gain (loss) on investments	1	2,502	7,706	—	(455,332)
• Net change in unrealized appreciation or depreciation on investments	542	88,320	111,205	—	1,783,054
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,014	117,516	395,904	—	1,463,892
Changes From Unit Transactions:
• Net unit transactions	31,483	758,210	18,023,826	—	(5,691,488)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	31,483	758,210	18,023,826	—	(5,691,488)
TOTAL INCREASE (DECREASE) IN NET ASSETS	32,497	875,726	18,419,730	—	(4,227,596)
NET ASSETS AT DECEMBER 31, 2019	32,497	1,895,796	21,948,963	—	6,726,086
Changes From Operations:
• Net investment income (loss)	823	32,545	605,472	—	116,240
• Net realized gain (loss) on investments	(137)	47,743	976,723	(26)	(260,783)
• Net change in unrealized appreciation or depreciation on investments	5,982	179,064	802,448	—	120,708
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,668	259,352	2,384,643	(26)	(23,835)
Changes From Unit Transactions:
• Net unit transactions	294,306	1,142,456	4,700,632	26	(1,272,816)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	294,306	1,142,456	4,700,632	26	(1,272,816)
TOTAL INCREASE (DECREASE) IN NET ASSETS	300,974	1,401,808	7,085,275	—	(1,296,651)
NET ASSETS AT DECEMBER 31, 2020	$333,471	$3,297,604	$29,034,238	$—	$5,429,435

See accompanying notes.

	Templeton Foreign VIP Fund - Class 2 Subaccount	Templeton Global Bond VIP Fund - Class 1 Subaccount	Templeton Growth VIP Fund - Class 1 Subaccount	Templeton Growth VIP Fund - Class 2 Subaccount	Wells Fargo VT Discovery Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2019	$722,512	$11,819,920	$1,047,309	$19,403	$174,474
Changes From Operations:
• Net investment income (loss)	6,770	914,466	30,775	274	—
• Net realized gain (loss) on investments	(50,971)	(52,904)	195,485	400	17,103
• Net change in unrealized appreciation or depreciation on investments	107,717	(605,507)	(68,883)	1,765	38,871
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	63,516	256,055	157,377	2,439	55,974
Changes From Unit Transactions:
• Net unit transactions	(589,384)	557,394	(30,214)	(9,345)	(172,617)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(589,384)	557,394	(30,214)	(9,345)	(172,617)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(525,868)	813,449	127,163	(6,906)	(116,643)
NET ASSETS AT DECEMBER 31, 2019	196,644	12,633,369	1,174,472	12,497	57,831
Changes From Operations:
• Net investment income (loss)	5,603	788,502	30,262	306	—
• Net realized gain (loss) on investments	(5,763)	(721,855)	(18,949)	(54)	6,893
• Net change in unrealized appreciation or depreciation on investments	(4,140)	(647,181)	46,621	1,212	37,464
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,300)	(580,534)	57,934	1,464	44,357
Changes From Unit Transactions:
• Net unit transactions	(976)	(2,072,517)	(53,868)	4,243	71,368
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(976)	(2,072,517)	(53,868)	4,243	71,368
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,276)	(2,653,051)	4,066	5,707	115,725
NET ASSETS AT DECEMBER 31, 2020	$191,368	$9,980,318	$1,178,538	$18,204	$173,556

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements

December 31, 2020

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Flexible Premium Variable Life Account S (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 14, 1999, are part of the operations of the Company. The Variable Account consists of six products as follows:

• Lincoln CVUL • Lincoln CVUL Series III • Lincoln Corporate Commitment VUL	• Lincoln Corporate Variable 4 • Lincoln Corporate Variable 5 • Lincoln Corporate Exec VUL

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred eighty-five available mutual funds (the Funds) of twenty-eight open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

Invesco Oppenheimer V.I. Main Street Fund - Series I Shares**

Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares

Invesco V.I. Comstock Fund - Series I Shares

Invesco V.I. Growth and Income Fund - Series I Shares

Invesco V.I. International Growth Fund - Series I Shares**

AllianceBernstein Variable Products Series Fund:

AB VPS Global Thematic Growth Portfolio - Class A

AB VPS Growth and Income Portfolio - Class A

AB VPS International Value Portfolio - Class A

AB VPS Large Cap Growth Portfolio - Class A

AB VPS Small/Mid Cap Value Portfolio - Class A

American Century Variable Portfolios, Inc.:

American Century VP Disciplined Core Value Fund - Class I

American Century VP Inflation Protection Fund - Class II

American Century VP International Fund - Class I

American Century VP Mid Cap Value - Class I

American Funds Insurance Series®:

American Funds Bond Fund - Class 2

American Funds Capital Income Builder® - Class 2

American Funds Global Growth Fund - Class 2

American Funds Global Small Capitalization Fund - Class 2

American Funds Growth Fund - Class 2

American Funds Growth-Income Fund - Class 2

American Funds High-Income Bond Fund - Class 2

American Funds International Fund - Class 2

American Funds U.S. Government/AAA-Rated Securities Fund - Class 2

BlackRock Variable Series Funds, Inc.:

BlackRock Equity Dividend V.I. Fund - Class I

BlackRock Global Allocation V.I. Fund - Class I

BlackRock Variable Series Funds II, Inc.:

BlackRock High Yield V.I. Fund - Class I

Delaware VIP® Trust:

Delaware VIP® Diversified Income Series - Standard Class

Delaware VIP® Emerging Markets Series - Standard Class

Delaware VIP® High Yield Series - Standard Class

Delaware VIP® International Series - Standard Class

Delaware VIP® Limited-Term Diversified Income Series - Standard Class

Delaware VIP® REIT Series - Standard Class

Delaware VIP® Small Cap Value Series - Standard Class

Delaware VIP® Smid Cap Core Series - Standard Class

Delaware VIP® U.S. Growth Series - Standard Class

Delaware VIP® Value Series - Standard Class

Deutsche DWS Investments VIT Funds:

DWS Equity 500 Index VIP Portfolio - Class A

DWS Small Cap Index VIP Portfolio - Class A

Deutsche DWS Variable Series II:

DWS Alternative Asset Allocation VIP Portfolio - Class A

Eaton Vance Variable Trust:

Eaton Vance VT Floating-Rate Income Fund - Initial Class

Fidelity® Variable Insurance Products:

Fidelity® VIP Asset Manager Portfolio - Service Class

Fidelity® VIP Contrafund® Portfolio - Service Class

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Fidelity® VIP Equity-Income Portfolio - Service Class

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class

Fidelity® VIP Freedom Income Portfolio(SM) - Service Class

Fidelity® VIP Growth Portfolio - Service Class

Fidelity® VIP High Income Portfolio - Service Class**

Fidelity® VIP Investment Grade Bond Portfolio - Service Class

Fidelity® VIP Mid Cap Portfolio - Service Class

Fidelity® VIP Overseas Portfolio - Service Class

Fidelity® VIP Real Estate Portfolio - Service Class

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Fund - Class 1

Franklin Mutual Shares VIP Fund - Class 1

Franklin Rising Dividends VIP Fund - Class 1

Franklin Small Cap Value VIP Fund - Class 2

Franklin Small-Mid Cap Growth VIP Fund - Class 1

Franklin Small-Mid Cap Growth VIP Fund - Class 2

Franklin U.S. Government Securities VIP Fund - Class 1

Templeton Foreign VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 1

Templeton Growth VIP Fund - Class 1

Templeton Growth VIP Fund - Class 2

Goldman Sachs Variable Insurance Trust:

Goldman Sachs VIT Global Trends Allocation Fund - Service Shares**

Goldman Sachs VIT Mid Cap Value Fund - Service Shares

Ivy Variable Insurance Portfolios:

Ivy VIP Asset Strategy Portfolio - Class II**

Janus Aspen Series:

Janus Henderson Balanced Portfolio - Institutional Shares

Janus Henderson Balanced Portfolio - Service Shares

Janus Henderson Enterprise Portfolio - Institutional Shares

Janus Henderson Enterprise Portfolio - Service Shares

Janus Henderson Flexible Bond Portfolio - Institutional Shares

Janus Henderson Flexible Bond Portfolio - Service Shares

Janus Henderson Global Research Portfolio - Institutional Shares

Janus Henderson Global Research Portfolio - Service Shares**

Janus Henderson Global Technology and Innovation Portfolio - Service Shares

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Core Bond Portfolio - Class 1

JPMorgan Insurance Trust Global Allocation Portfolio - Class 1

JPMorgan Insurance Trust Income Builder Portfolio - Class 1

JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Aggressive Growth Portfolio - Class I

ClearBridge Variable Mid Cap Portfolio - Class I

ClearBridge Variable Small Cap Growth Portfolio - Class I

Lincoln Variable Insurance Products Trust*:

LVIP Baron Growth Opportunities Fund - Service Class

LVIP Baron Growth Opportunities Fund - Standard Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class

LVIP BlackRock Global Real Estate Fund - Standard Class

LVIP BlackRock Inflation Protected Bond Fund - Standard Class

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Standard Class

LVIP Delaware Mid Cap Value Fund - Standard Class

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Standard Class

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class

LVIP Dimensional/Vanguard Total Bond Fund - Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Income Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP Government Money Market Fund - Standard Class

LVIP JPMorgan High Yield Fund - Standard Class

LVIP JPMorgan Retirement Income Fund - Standard Class**

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP Loomis Sayles Global Growth Fund - Standard Class**

LVIP MFS International Growth Fund - Standard Class

LVIP MFS Value Fund - Standard Class

LVIP Mondrian International Value Fund - Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class

LVIP PIMCO Low Duration Bond Fund - Standard Class

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Conservative Index Allocation Fund - Standard Class

LVIP SSGA Conservative Structured Allocation Fund - Standard Class

LVIP SSGA Developed International 150 Fund - Standard Class

LVIP SSGA Emerging Markets 100 Fund - Standard Class

LVIP SSGA Emerging Markets Equity Index Fund - Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class

LVIP SSGA International Index Fund - Standard Class

LVIP SSGA International Managed Volatility Fund - Standard Class

LVIP SSGA Large Cap 100 Fund - Standard Class

LVIP SSGA Mid-Cap Index Fund - Standard Class

LVIP SSGA Moderate Index Allocation Fund - Standard Class

LVIP SSGA Moderate Structured Allocation Fund - Standard Class

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class

LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Short-Term Bond Index Fund - Standard Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP SSGA Small-Mid Cap 200 Fund - Standard Class

LVIP T. Rowe Price 2010 Fund - Standard Class

LVIP T. Rowe Price 2020 Fund - Standard Class

LVIP T. Rowe Price 2030 Fund - Standard Class

LVIP T. Rowe Price 2040 Fund - Standard Class

LVIP T. Rowe Price 2050 Fund - Standard Class

LVIP T. Rowe Price 2060 Fund - Standard Class**

LVIP T. Rowe Price Growth Stock Fund - Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class**

LVIP Vanguard Domestic Equity ETF Fund - Standard Class

LVIP Vanguard International Equity ETF Fund - Standard Class

LVIP Wellington Capital Growth Fund - Standard Class

LVIP Wellington Mid-Cap Value Fund - Standard Class

LVIP Western Asset Core Bond Fund - Standard Class

M Fund, Inc.:

M Capital Appreciation Fund

M International Equity Fund

M Large Cap Growth Fund

M Large Cap Value Fund

MFS® Variable Insurance Trust:

MFS® VIT Growth Series - Initial Class

MFS® VIT Mid Cap Growth Series - Initial Class

MFS® VIT New Discovery Series - Initial Class

MFS® VIT Research Series - Initial Class

MFS® VIT Total Return Bond Series - Initial Class

MFS® VIT Total Return Series - Initial Class

MFS® VIT Utilities Series - Initial Class

MFS® Variable Insurance Trust II:

MFS® VIT II Core Equity Portfolio - Initial Class

MFS® VIT II Technology Portfolio - Initial Class

MFS® Variable Insurance Trust III:

MFS® VIT III Mid Cap Value Portfolio - Initial Class

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Mid Cap Growth
Portfolio - I Class

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class

Neuberger Berman AMT Sustainable Equity
Portfolio - I Class

Northern Lights Variable Trust:

TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares**

TOPS® Balanced ETF Portfolio - Class 2 Shares**

TOPS® Conservative ETF Portfolio - Class 2 Shares**

TOPS® Growth ETF Portfolio - Class 2 Shares**

TOPS® Moderate Growth ETF Portfolio - Class 2 Shares**

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

PIMCO Variable Insurance Trust:

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class

PIMCO VIT Real Return Portfolio - Administrative Class

PIMCO VIT Total Return Portfolio - Administrative Class

Putnam Variable Trust:

Putnam VT Multi-Asset Absolute Return Fund - Class IA**

T. Rowe Price Equity Series, Inc.:

T. Rowe Price Equity Income Portfolio

Wells Fargo Variable Trust:

Wells Fargo VT Discovery Fund - Class 2

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2020

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2020. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2019, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2019, the 2019 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2019:

Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	MFS® VIT Total Return Bond Series - Initial Class
Fidelity® VIP Real Estate Portfolio - Service Class	Neuberger Berman AMT Sustainable Equity Portfolio - I Class

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Also during 2019, the following fund changed its names:

Previous Fund Name	New Fund Name
LVIP Clarion Global Real Estate Fund - Standard Class	LVIP BlackRock Global Real Estate Fund - Standard Class

Also during 2019, the AIM Variable Insurance Funds trust assumed the assets and liabilities of the Oppenheimer Variable Account Funds trust. The following funds were affected:

Predecessor Fund	Fund
Oppenheimer Main Street Fund/VA Non-Service Shares	Invesco Oppenheimer V.I. Main Street Fund - Series I Shares
Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares	Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares

Also during 2019, the following funds ceased to be available as investment options to Variable Account contract owners:

LVIP Goldman Sachs Income Builder Fund - Standard Class	Neuberger Berman AMT Large Cap Value Portfolio - I Class

During 2019, the following fund merger occurred:

Fund Acquired	Acquiring Fund
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class

During 2020, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2020, the 2020 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2020:

LVIP T. Rowe Price 2060 Fund - Standard Class	TOPS® Conservative ETF Portfolio - Class 2 Shares
LVIP Western Asset Core Bond Fund - Standard Class	TOPS® Growth ETF Portfolio - Class 2 Shares
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	TOPS® Moderate Growth ETF Portfolio - Class 2 Shares
TOPS® Balanced ETF Portfolio - Class 2 Shares

Also during 2020, the following funds changed their names:

Previous Fund Name	New Fund Name
American Century VP Income & Growth Fund - Class I	American Century VP Disciplined Core Value Fund - Class I
Janus Henderson Global Technology Portfolio - Service Shares	Janus Henderson Global Technology and Innovation Portfolio - Service Shares
LVIP Delaware Special Opportunities Fund - Standard Class	LVIP Delaware Mid Cap Value Fund - Standard Class

Also during 2020, the following fund merger occurred:

Fund Acquired	Acquiring Fund
Delaware VIP® International Value Equity Series - Standard Class	Delaware VIP® International Series - Standard Class

COVID-19 Risk: The novel coronavirus (COVID-19), which was first detected in 2020, has resulted in , among other things, stressors to healthcare service infrastructure, country border closings, business and school closings and disruptions to supply chains and customer activity. This pandemic risk could have a significant adverse impact on subaccount investments.

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported on the statements of operations. For the Lincoln Corporate Commitment VUL, Lincoln Corporate Variable 5 and Lincoln Corporate Exec VUL products, the mortality and expense guarantees are deducted as a monthly contract charge rather than a daily reduction of current value of the Variable Account. The rates are as follows:

•  Lincoln CVUL at a daily rate of .0005479% to .0019178% (.20% to .70% on an annual basis)

•  Lincoln CVUL Series III at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

•  Lincoln Corporate Commitment VUL at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis)

•  Lincoln Corporate Variable 4 at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

•  Lincoln Corporate Variable 5 at a daily rate of .0002740% to .0010959% (.10% to .40% on an annual basis)

•  Lincoln Corporate Exec VUL at a daily rate of .0003288% to .0008767% (.12% to .32% on an annual basis)

For the Lincoln Corporate Commitment VUL, Lincoln Corporate Variable 5 and Lincoln Corporate Exec VUL products, the mortality and expense guarantees deducted as a monthly charge amounted to $3,430,255 and $3,435,966 for the years ended December 31, 2020 and 2019, respectively.

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2020 and 2019, amounted to $4,382,883 and $5,321,234, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The monthly deduction also includes a monthly administrative fee of $6 currently, guaranteed not to exceed $10 per month during all policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. The administrative fees and cost of insurance charges for the years December 31, 2020 and 2019, amounted to $35,220,653 and $34,000,086, respectively.

Under certain circumstances, the Company reserves the right to assess a transfer fee of $25 for each transfer after the twelfth transfer per year between variable subaccounts for the Lincoln CVUL and Lincoln CVUL Series III products and after the twenty-fourth transfer per year between variable subaccounts for the Lincoln Corporate Commitment VUL, Lincoln Corporate Variable 4, Lincoln Corporate Variable 5 and Lincoln Corporate Exec VUL products. For the years ended December 31, 2020 and 2019, no transfer fees were deducted from the variable subaccounts.

Premium load, cost of insurance, administrative and transfer fees are included within Net unit transactions on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2020, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio - Class A
	2020		0.00%	0.10%	$22.68	$36.88	46,365	$1,213,563	39.27%	39.41%	0.59%
	2019		0.00%	0.10%	16.29	26.48	26,872	530,385	30.03%	30.16%	0.40%
	2018		0.00%	0.20%	12.52	20.37	45,045	735,164	-9.95%	-9.80%	0.00%
	2017		0.00%	0.20%	13.90	22.60	52,916	980,624	36.40%	36.67%	0.45%
	2016		0.00%	0.40%	10.18	17.11	62,442	846,734	-1.03%	-0.62%	0.00%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Growth and Income Portfolio - Class A
	2020		0.00%	0.20%	$20.76	$37.71	43,289	$1,282,775	2.52%	2.72%	1.57%
	2019		0.00%	0.20%	20.25	36.74	45,531	1,315,912	23.67%	23.91%	1.22%
	2018		0.00%	0.20%	16.38	29.68	53,206	1,283,105	-5.80%	-5.61%	0.88%
	2017		0.00%	0.20%	17.39	31.47	85,364	2,100,629	18.69%	18.92%	1.44%
	2016		0.00%	0.20%	14.65	26.49	93,700	1,897,457	11.08%	11.30%	0.93%
AB VPS International Value Portfolio - Class A
	2020		0.00%	0.20%	10.43	12.31	220,439	2,317,119	2.26%	2.47%	1.95%
	2019		0.00%	0.20%	10.19	12.04	253,281	2,599,445	16.90%	17.14%	0.94%
	2018		0.00%	0.20%	8.82	10.30	262,662	2,303,990	-22.94%	-22.79%	1.69%
	2017		0.00%	0.20%	11.43	13.37	122,074	1,399,221	25.21%	25.42%	2.25%
	2016		0.00%	0.40%	8.73	10.68	128,106	1,170,720	-0.90%	-0.50%	1.13%
AB VPS Large Cap Growth Portfolio - Class A
	2020		0.10%	0.20%	31.03	66.89	68,435	2,226,840	35.21%	35.35%	0.00%
	2019		0.10%	0.20%	22.92	49.42	70,392	1,691,833	34.43%	34.56%	0.00%
	2018		0.10%	0.20%	17.04	36.73	80,488	1,534,885	2.38%	2.48%	0.00%
	2017		0.10%	0.20%	16.63	35.84	97,676	1,784,912	31.85%	31.85%	0.00%
	2016		0.10%	0.10%	27.18	27.18	105,520	1,433,089	2.53%	2.53%	0.00%
AB VPS Small/Mid Cap Value Portfolio - Class A
	2020		0.00%	0.35%	14.20	44.53	442,932	12,309,991	3.01%	3.37%	1.06%
	2019		0.00%	0.35%	13.78	43.13	475,872	12,861,625	19.68%	20.10%	0.61%
	2018		0.00%	0.35%	11.52	35.95	621,971	14,535,587	-15.33%	-15.03%	0.46%
	2017		0.00%	0.35%	13.60	42.35	694,698	19,344,126	12.75%	13.15%	0.47%
	2016		0.00%	0.40%	12.06	38.78	903,044	22,545,275	24.59%	25.09%	0.56%
American Century VP Disciplined Core Value Fund - Class I
	2020		0.00%	0.20%	11.67	39.80	412,175	7,286,415	11.59%	11.81%	2.01%
	2019		0.00%	0.20%	19.37	35.63	339,532	5,776,272	23.70%	23.95%	2.08%
	2018		0.00%	0.20%	15.66	28.77	253,107	4,689,117	-7.05%	-6.87%	1.92%
	2017		0.00%	0.20%	16.84	30.93	274,277	5,553,740	20.24%	20.49%	2.39%
	2016		0.00%	0.20%	14.01	25.69	336,141	5,418,639	13.26%	13.48%	2.20%
American Century VP Inflation Protection Fund - Class II
	2020		0.00%	0.20%	11.00	18.83	1,080,220	16,155,312	9.34%	9.55%	1.57%
	2019		0.00%	0.20%	10.43	17.21	946,717	13,214,548	8.68%	8.90%	2.25%
	2018		0.00%	0.20%	9.60	15.82	1,131,397	15,128,796	-3.01%	-2.82%	2.85%
	2017		0.00%	0.20%	9.89	16.29	1,177,092	16,513,325	3.46%	3.67%	2.73%
	2016		0.00%	0.40%	9.56	15.73	1,076,494	14,062,100	3.98%	4.39%	1.65%
American Century VP International Fund - Class I
	2020		0.00%	0.35%	13.17	37.07	90,867	1,382,869	25.44%	25.88%	0.41%
	2019		0.00%	0.35%	12.44	29.48	70,250	863,633	27.96%	28.42%	0.74%
	2018		0.00%	0.35%	9.72	22.98	89,896	1,387,359	-15.51%	-15.22%	1.32%
	2017		0.00%	0.35%	11.51	27.13	109,099	1,879,851	30.75%	31.21%	0.85%
	2016		0.00%	0.35%	8.80	20.70	97,479	1,342,676	-5.82%	-5.50%	1.02%
American Century VP Mid Cap Value - Class I
	2020		0.00%	0.00%	12.33	12.33	35,748	440,609	1.21%	1.21%	1.70%
	2019		0.00%	0.00%	12.18	12.18	54,950	669,178	29.15%	29.15%	2.14%
	2018		0.00%	0.00%	9.43	9.43	66,628	628,256	-12.84%	-12.84%	1.55%
	2017	8/3/17	0.00%	0.00%	10.82	10.82	38,975	421,626	7.25%	7.25%	0.88%
American Funds Bond Fund - Class 2
	2020		0.00%	0.20%	13.05	13.05	58,889	763,881	9.73%	9.73%	4.25%
	2019		0.00%	0.00%	11.89	11.89	17,558	208,822	9.36%	9.36%	2.76%
	2018		0.00%	0.00%	10.88	10.88	11,303	122,932	-0.71%	-0.71%	1.12%
	2017		0.00%	0.00%	10.95	10.95	10,879	119,163	3.66%	3.66%	1.86%
	2016		0.00%	0.00%	10.57	10.57	12,078	127,621	2.94%	2.94%	0.52%
American Funds Capital Income Builder® - Class 2
	2020		0.00%	0.00%	12.95	12.95	21,607	279,723	4.48%	4.48%	3.03%
	2019		0.00%	0.00%	12.39	12.39	18,697	231,677	17.89%	17.89%	2.98%
	2018		0.00%	0.00%	10.51	10.51	9,462	99,456	-7.08%	-7.08%	2.90%
	2017		0.00%	0.00%	11.31	11.31	14,750	166,865	13.04%	13.04%	2.92%
	2016	8/29/16	0.00%	0.00%	10.01	10.01	1,392	13,927	-2.32%	-2.32%	1.86%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Global Growth Fund - Class 2
	2020		0.00%	0.20%	$14.02	$59.22	975,210	$44,365,043	30.20%	30.47%	0.36%
	2019		0.00%	0.20%	17.55	45.44	980,057	33,664,596	35.01%	35.28%	1.17%
	2018		0.00%	0.20%	12.99	33.62	1,008,927	26,090,160	-9.22%	-9.04%	0.69%
	2017		0.00%	0.20%	14.30	37.00	984,829	27,792,903	31.21%	31.47%	0.74%
	2016		0.00%	0.40%	12.80	28.17	840,484	17,962,493	0.22%	0.62%	0.94%
American Funds Global Small Capitalization Fund - Class 2
	2020		0.00%	0.20%	13.92	56.15	263,405	8,473,385	29.46%	29.72%	0.16%
	2019		0.00%	0.20%	14.71	43.33	302,375	7,638,079	31.25%	31.52%	0.16%
	2018		0.00%	0.20%	11.20	32.98	312,471	6,048,609	-10.73%	-10.55%	0.08%
	2017		0.00%	0.20%	12.53	36.90	354,303	7,462,031	25.64%	25.89%	0.43%
	2016		0.00%	0.40%	9.96	31.83	356,864	5,823,079	1.69%	2.10%	0.16%
American Funds Growth Fund - Class 2
	2020		0.00%	0.35%	16.33	75.99	1,585,860	73,153,366	51.55%	52.08%	0.32%
	2019		0.00%	0.35%	20.10	50.02	1,677,286	50,365,394	30.32%	30.77%	0.75%
	2018		0.00%	0.35%	15.42	38.28	1,877,997	44,630,814	-0.60%	-0.25%	0.43%
	2017		0.00%	0.35%	15.51	38.42	2,091,461	50,586,512	27.84%	28.29%	0.51%
	2016		0.00%	0.40%	12.13	29.98	2,127,962	40,300,665	9.05%	9.49%	0.74%
American Funds Growth-Income Fund - Class 2
	2020		0.00%	0.35%	12.02	45.88	623,294	19,063,839	13.15%	13.55%	1.21%
	2019		0.00%	0.35%	17.60	40.45	624,203	16,580,339	25.70%	26.14%	1.64%
	2018		0.00%	0.35%	14.01	32.10	742,351	16,322,409	-2.13%	-1.79%	1.49%
	2017		0.00%	0.35%	14.31	32.72	721,109	16,068,517	21.95%	22.38%	1.35%
	2016		0.00%	0.40%	11.73	26.76	748,380	13,790,147	11.08%	11.52%	1.35%
American Funds High-Income Bond Fund - Class 2
	2020		0.00%	0.35%	11.05	27.40	520,395	9,139,666	7.56%	7.94%	9.53%
	2019		0.00%	0.35%	12.18	25.41	514,159	7,663,907	12.16%	12.55%	5.97%
	2018		0.00%	0.35%	10.86	22.60	586,825	8,378,676	-2.68%	-2.34%	6.48%
	2017		0.00%	0.35%	11.16	23.17	592,717	8,992,421	6.51%	6.89%	6.35%
	2016		0.00%	0.40%	10.47	21.70	684,077	9,550,280	17.22%	17.69%	6.20%
American Funds International Fund - Class 2
	2020		0.00%	0.35%	11.92	38.94	4,553,193	107,922,317	13.57%	13.97%	0.65%
	2019		0.00%	0.35%	12.87	34.20	4,905,056	102,369,804	22.45%	22.88%	1.45%
	2018		0.00%	0.35%	10.51	27.86	5,042,088	84,710,786	-13.43%	-13.13%	1.69%
	2017		0.00%	0.40%	12.14	32.98	5,150,230	99,856,565	31.61%	32.14%	1.30%
	2016		0.00%	0.40%	9.22	25.06	5,151,718	76,833,812	3.11%	3.53%	1.34%
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2
	2020		0.00%	0.35%	10.96	18.37	609,849	8,361,734	9.37%	9.80%	1.93%
	2019		0.00%	0.35%	11.04	16.75	566,538	7,354,787	4.93%	5.32%	2.31%
	2018		0.00%	0.35%	10.52	15.92	406,418	5,437,786	0.35%	0.73%	2.03%
	2017		0.00%	0.35%	10.49	15.82	368,319	4,810,121	1.22%	1.59%	1.34%
	2016		0.00%	0.40%	10.36	15.59	415,001	5,308,823	0.78%	1.19%	1.31%
BlackRock Equity Dividend V.I. Fund - Class I
	2020		0.00%	0.00%	20.44	20.44	16,090	328,852	3.91%	3.91%	1.64%
	2019		0.00%	0.00%	19.67	19.67	66,042	1,298,970	27.71%	27.71%	2.13%
	2018		0.00%	0.00%	15.40	15.40	53,842	829,238	-7.16%	-7.16%	1.96%
	2017		0.00%	0.00%	16.59	16.59	59,485	986,828	16.74%	16.74%	1.88%
	2016		0.00%	0.00%	14.21	14.21	49,942	709,728	16.39%	16.39%	1.84%
BlackRock Global Allocation V.I. Fund - Class I
	2020		0.00%	0.20%	16.76	25.03	472,686	11,691,305	20.63%	21.01%	1.44%
	2019		0.00%	0.20%	13.88	20.68	526,131	10,772,326	17.75%	17.99%	1.29%
	2018		0.00%	0.20%	11.79	17.53	624,413	10,717,755	-7.66%	-7.34%	0.97%
	2017		0.00%	0.20%	12.75	18.92	670,672	12,490,522	13.60%	13.86%	1.39%
	2016		0.00%	0.40%	11.22	16.61	628,976	10,335,562	3.70%	4.11%	1.68%
BlackRock High Yield V.I. Fund - Class I
	2020		0.00%	0.00%	11.97	11.97	4,923	58,910	7.28%	7.28%	5.43%
	2019	5/6/19	0.00%	0.00%	11.15	11.15	8,187	91,322	6.17%	6.17%	3.48%
	2018	4/5/18	0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.25%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ClearBridge Variable Aggressive Growth Portfolio - Class I
	2020		0.00%	0.20%	$16.60	$16.76	12,600	$210,537	17.78%	18.02%	0.89%
	2019		0.00%	0.20%	14.10	14.20	11,645	164,945	24.82%	25.07%	0.80%
	2018		0.00%	0.20%	11.29	11.35	16,299	184,796	-8.53%	-8.34%	0.68%
	2017		0.00%	0.20%	12.39	12.39	9,433	116,672	16.29%	16.29%	0.65%
	2016	9/15/16	0.00%	0.00%	10.65	10.65	1,915	20,399	0.95%	0.95%	0.70%
ClearBridge Variable Mid Cap Portfolio - Class I
	2020		0.00%	0.20%	18.92	19.19	52,835	1,009,532	15.12%	15.35%	0.28%
	2019		0.00%	0.20%	16.43	16.64	52,086	863,156	32.68%	32.95%	0.42%
	2018		0.00%	0.20%	12.39	12.51	84,783	1,058,848	-12.69%	-12.52%	0.53%
	2017		0.00%	0.20%	14.31	14.31	65,805	939,353	12.80%	12.80%	0.50%
	2016		0.00%	0.00%	12.68	12.68	44,036	558,497	9.34%	9.34%	0.77%
ClearBridge Variable Small Cap Growth Portfolio - Class I
	2020		0.00%	0.20%	25.70	26.07	146,707	3,813,480	42.98%	43.26%	0.00%
	2019		0.00%	0.20%	17.97	18.19	144,028	2,613,360	26.62%	26.87%	0.00%
	2018		0.00%	0.20%	14.19	14.34	159,602	2,284,044	3.23%	3.44%	0.00%
	2017		0.00%	0.20%	13.75	13.86	164,895	2,282,261	24.02%	24.26%	0.00%
	2016		0.00%	0.20%	11.12	11.16	192,292	2,142,957	5.70%	5.80%	0.00%
Delaware VIP® Diversified Income Series - Standard Class
	2020		0.00%	0.35%	11.09	25.28	1,937,975	40,401,466	10.65%	11.04%	2.51%
	2019		0.00%	0.35%	11.52	22.79	1,922,894	35,832,308	10.05%	10.43%	2.75%
	2018		0.00%	0.35%	10.47	20.65	2,731,762	48,016,732	-2.47%	-2.12%	3.16%
	2017		0.00%	0.35%	10.73	21.12	2,929,053	52,617,570	4.85%	5.22%	2.69%
	2016		0.00%	0.40%	10.23	20.09	3,177,777	54,215,173	3.10%	3.52%	3.08%
Delaware VIP® Emerging Markets Series - Standard Class
	2020		0.00%	0.20%	13.50	52.06	1,786,544	52,133,577	24.83%	25.08%	0.78%
	2019		0.00%	0.20%	12.36	41.66	2,046,727	47,176,175	22.38%	22.63%	0.73%
	2018		0.00%	0.20%	10.09	34.01	2,233,357	42,767,690	-15.97%	-15.81%	3.45%
	2017		0.00%	0.40%	11.99	40.43	2,549,162	56,447,219	39.99%	40.55%	0.56%
	2016		0.00%	0.40%	8.54	28.80	2,405,152	38,831,077	13.48%	13.93%	0.99%
Delaware VIP® High Yield Series - Standard Class
	2020		0.00%	0.20%	10.95	32.97	544,496	7,773,998	7.03%	7.24%	5.63%
	2019		0.00%	0.20%	12.76	30.78	642,287	7,884,359	16.19%	16.43%	6.41%
	2018		0.00%	0.20%	10.98	26.46	455,654	7,693,315	-4.66%	-4.47%	6.11%
	2017		0.00%	0.20%	11.52	27.73	611,094	11,353,598	7.27%	7.49%	5.98%
	2016		0.00%	0.40%	10.74	25.82	647,843	10,901,118	12.71%	13.16%	7.17%
Delaware VIP® International Series - Standard Class
	2020	12/11/20	0.10%	0.20%	10.93	15.84	56,076	644,468	1.80%	1.80%	0.00%
Delaware VIP® International Value Equity Series - Standard Class
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.10%
	2019		0.10%	0.20%	14.83	14.83	41,905	484,720	19.07%	19.07%	2.15%
	2018		0.20%	0.20%	12.46	12.46	29,452	366,876	-17.81%	-17.81%	2.67%
	2017		0.20%	0.20%	15.16	15.16	26,741	405,271	22.27%	22.27%	1.43%
	2016	1/29/16	0.20%	0.20%	12.40	12.40	20,797	257,778	10.41%	10.41%	0.61%
Delaware VIP® Limited-Term Diversified Income Series - Standard Class
	2020		0.00%	0.20%	10.44	15.83	2,138,236	27,925,434	4.10%	4.31%	1.79%
	2019		0.00%	0.20%	11.03	15.18	1,797,897	24,196,855	4.99%	5.20%	2.70%
	2018		0.00%	0.20%	10.50	14.43	1,120,136	14,996,545	0.05%	0.25%	2.74%
	2017		0.00%	0.20%	10.50	14.39	719,244	8,996,924	1.96%	2.17%	2.05%
	2016		0.00%	0.40%	10.30	14.08	576,542	7,707,309	1.68%	2.09%	1.53%
Delaware VIP® REIT Series - Standard Class
	2020		0.00%	0.35%	8.75	35.86	1,081,851	22,031,916	-10.72%	-10.41%	1.98%
	2019		0.00%	0.35%	14.50	40.06	1,143,088	24,986,722	26.37%	26.81%	2.03%
	2018		0.00%	0.35%	11.47	31.62	1,109,270	20,314,311	-7.55%	-7.22%	2.21%
	2017		0.00%	0.40%	12.41	34.18	1,490,075	30,046,209	1.13%	1.54%	1.58%
	2016		0.00%	0.40%	12.26	33.80	1,539,228	30,973,922	5.45%	5.87%	1.12%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP® Small Cap Value Series - Standard Class
	2020		0.00%	0.35%	$10.25	$44.40	2,179,175	$57,162,998	-2.25%	-1.90%	1.35%
	2019		0.00%	0.35%	14.61	45.31	2,245,075	60,144,129	27.69%	28.14%	1.05%
	2018		0.00%	0.35%	11.44	35.39	2,382,283	50,451,718	-17.01%	-16.72%	0.83%
	2017		0.00%	0.35%	13.79	42.54	2,321,815	58,281,168	11.66%	12.05%	0.85%
	2016		0.00%	0.40%	12.35	38.75	2,442,973	53,757,193	30.88%	31.41%	0.90%
Delaware VIP® Smid Cap Core Series - Standard Class
	2020		0.00%	0.20%	11.55	51.59	243,306	9,240,562	10.86%	11.08%	0.59%
	2019		0.00%	0.20%	17.00	46.49	329,563	11,575,747	29.37%	29.63%	0.73%
	2018		0.00%	0.35%	13.13	35.90	705,992	19,466,003	-12.43%	-12.12%	0.18%
	2017		0.00%	0.35%	14.95	40.89	877,759	25,863,331	18.23%	18.65%	0.29%
	2016		0.00%	0.40%	12.61	35.21	858,892	21,532,211	7.86%	8.29%	0.21%
Delaware VIP® U.S. Growth Series - Standard Class
	2020		0.00%	0.20%	24.75	58.57	105,541	4,580,277	43.84%	44.13%	0.00%
	2019		0.00%	0.20%	17.19	40.68	130,919	3,974,912	27.00%	27.25%	0.00%
	2018		0.00%	0.20%	13.52	32.00	153,501	3,681,817	-3.19%	-3.00%	0.00%
	2017		0.00%	0.20%	13.95	33.02	191,530	4,655,455	28.02%	28.28%	0.00%
	2016		0.00%	0.40%	10.89	25.77	556,559	11,307,969	-5.54%	-5.16%	0.61%
Delaware VIP® Value Series - Standard Class
	2020		0.00%	0.20%	16.04	41.96	2,237,913	64,971,123	0.21%	0.41%	2.10%
	2019		0.00%	0.20%	15.99	41.83	2,430,836	69,857,948	19.73%	19.97%	1.78%
	2018		0.00%	0.20%	13.34	34.90	2,740,559	65,995,949	-2.93%	-2.73%	1.67%
	2017		0.00%	0.40%	13.73	35.92	3,072,982	75,182,676	13.34%	13.80%	1.74%
	2016		0.00%	0.40%	12.07	31.59	3,438,217	73,871,480	14.19%	14.65%	1.78%
DWS Alternative Asset Allocation VIP Portfolio - Class A
	2020		0.00%	0.00%	16.99	16.99	64,194	1,090,366	5.71%	5.71%	2.79%
	2019		0.00%	0.00%	16.07	16.07	57,056	916,785	14.68%	14.68%	3.56%
	2018		0.00%	0.00%	14.01	14.01	79,264	1,110,546	-9.14%	-9.14%	2.09%
	2017		0.00%	0.00%	15.42	15.42	93,468	1,441,249	7.41%	7.41%	2.23%
	2016		0.00%	0.00%	14.36	14.36	84,879	1,218,490	5.30%	5.30%	1.96%
DWS Equity 500 Index VIP Portfolio - Class A
	2020		0.00%	0.20%	12.46	49.11	5,334,987	183,460,379	17.86%	18.10%	1.71%
	2019		0.00%	0.20%	18.31	41.63	5,985,776	175,489,508	30.92%	31.19%	1.97%
	2018		0.00%	0.35%	13.97	31.76	6,456,302	147,285,637	-4.97%	-4.65%	1.70%
	2017		0.00%	0.40%	14.67	33.34	7,207,876	172,737,200	21.05%	21.53%	1.75%
	2016		0.00%	0.40%	14.70	27.46	8,140,660	161,517,274	11.15%	11.61%	1.87%
DWS Small Cap Index VIP Portfolio - Class A
	2020		0.00%	0.35%	12.55	45.06	4,473,613	136,957,426	19.01%	19.43%	1.24%
	2019		0.00%	0.35%	14.95	37.77	4,598,732	118,132,403	24.78%	25.22%	1.05%
	2018		0.00%	0.35%	11.98	30.19	4,545,607	93,891,828	-11.54%	-11.23%	0.95%
	2017		0.00%	0.40%	13.55	39.67	4,892,897	113,678,180	13.82%	14.33%	0.97%
	2016		0.00%	0.40%	11.89	34.85	5,547,233	113,232,668	20.54%	21.03%	1.03%
Eaton Vance VT Floating-Rate Income Fund - Initial Class
	2020		0.00%	0.00%	10.82	10.82	12,740	137,823	2.06%	2.06%	2.16%
	2019		0.00%	0.00%	10.60	10.60	19,881	210,729	7.09%	7.09%	4.36%
	2018	2/22/18	0.00%	0.00%	9.90	9.90	39,942	396,397	-1.01%	-1.01%	2.26%
Fidelity® VIP Asset Manager Portfolio - Service Class
	2020		0.00%	0.20%	11.84	29.54	155,206	2,423,122	14.51%	14.74%	2.45%
	2019		0.00%	0.20%	14.82	25.77	66,346	954,503	17.92%	18.16%	1.42%
	2018		0.00%	0.20%	12.57	21.83	93,206	1,270,714	-5.63%	-5.44%	1.64%
	2017		0.00%	0.20%	13.32	23.11	93,708	1,350,067	13.71%	13.94%	1.79%
	2016		0.00%	0.20%	11.71	20.30	103,812	1,359,730	2.80%	3.01%	1.33%
Fidelity® VIP Contrafund® Portfolio - Service Class
	2020		0.00%	0.35%	13.81	60.77	785,235	27,122,051	29.97%	30.43%	0.15%
	2019		0.00%	0.35%	16.95	46.64	897,875	23,094,321	30.99%	31.45%	0.37%
	2018		0.00%	0.35%	12.94	35.51	1,032,747	24,989,288	-6.82%	-6.49%	0.60%
	2017		0.00%	0.35%	13.88	38.02	1,244,434	32,160,465	21.34%	21.76%	0.89%
	2016		0.00%	0.40%	11.44	31.47	1,498,016	32,168,836	7.48%	7.91%	0.48%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Equity-Income Portfolio - Service Class
	2020		0.10%	0.20%	$19.04	$35.22	52,884	$1,117,604	6.33%	6.44%	1.66%
	2019		0.10%	0.20%	17.91	33.09	64,655	1,332,410	27.07%	27.20%	2.05%
	2018		0.10%	0.20%	14.09	26.01	56,008	1,010,470	-8.58%	-8.49%	1.95%
	2017		0.10%	0.20%	15.42	28.43	75,959	1,665,020	12.58%	12.69%	1.65%
	2016		0.10%	0.20%	13.69	25.23	77,686	1,515,084	17.67%	17.78%	2.22%
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class
	2020		0.00%	0.20%	17.80	18.07	1,179,477	21,305,634	14.69%	14.92%	1.10%
	2019		0.00%	0.20%	15.52	15.72	1,562,320	24,559,191	19.77%	20.01%	1.90%
	2018		0.00%	0.20%	12.96	13.10	1,857,044	24,320,016	-6.16%	-5.98%	1.50%
	2017		0.00%	0.20%	13.81	13.94	1,434,837	19,985,279	16.24%	16.47%	1.59%
	2016		0.00%	0.20%	11.88	11.97	890,407	10,648,723	5.83%	6.04%	1.49%
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class
	2020		0.00%	0.00%	12.76	12.76	220,286	2,811,345	15.83%	15.83%	1.02%
	2019		0.00%	0.00%	11.02	11.02	231,705	2,552,882	21.70%	21.70%	5.10%
	2018	4/5/18	0.00%	0.00%	9.05	9.05	8,933	80,873	-5.83%	-5.83%	2.73%
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class
	2020		0.00%	0.20%	19.75	20.06	1,295,377	25,949,906	16.52%	16.76%	1.09%
	2019		0.00%	0.20%	16.95	17.18	1,344,366	23,070,425	24.13%	24.37%	1.88%
	2018		0.00%	0.20%	13.66	13.81	1,433,753	19,786,784	-8.07%	-7.88%	1.43%
	2017		0.00%	0.20%	14.86	15.00	1,186,520	17,777,421	20.58%	20.82%	1.63%
	2016		0.00%	0.20%	12.32	12.41	717,181	8,892,034	6.31%	6.52%	1.23%
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class
	2020		0.00%	0.00%	13.01	13.01	144,706	1,883,330	18.15%	18.15%	0.71%
	2019		0.00%	0.00%	11.02	11.02	182,945	2,015,324	27.33%	27.33%	4.56%
	2018	4/5/18	0.00%	0.00%	8.65	8.65	8,777	75,938	-8.70%	-8.70%	2.77%
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class
	2020		0.00%	0.20%	21.19	21.52	850,015	18,277,234	18.92%	19.16%	0.96%
	2019		0.00%	0.20%	17.82	18.06	770,739	13,907,108	28.14%	28.39%	1.68%
	2018		0.00%	0.20%	13.90	14.06	947,185	13,314,343	-10.12%	-9.94%	1.19%
	2017		0.00%	0.20%	15.47	15.62	859,218	13,412,237	23.17%	23.42%	1.70%
	2016		0.00%	0.20%	12.56	12.65	295,461	3,735,728	6.53%	6.75%	0.95%
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class
	2020		0.00%	0.00%	13.13	13.13	25,747	338,140	19.18%	19.18%	0.71%
	2019		0.00%	0.00%	11.02	11.02	26,502	292,058	28.41%	28.41%	4.55%
	2018	4/5/18	0.00%	0.00%	8.58	8.58	165	1,417	-9.31%	-9.31%	0.55%
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class
	2020		0.00%	0.20%	21.26	21.59	188,535	4,067,981	18.94%	19.17%	0.91%
	2019		0.00%	0.20%	17.88	18.12	170,427	3,083,950	28.14%	28.39%	1.54%
	2018		0.00%	0.20%	13.95	14.11	203,139	2,863,843	-10.21%	-10.03%	1.14%
	2017		0.00%	0.20%	15.54	15.68	170,913	2,678,449	23.22%	23.46%	1.46%
	2016		0.00%	0.20%	12.61	12.70	122,315	1,552,388	6.54%	6.75%	1.38%
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class
	2020		0.00%	0.00%	13.14	13.14	579	7,607	19.11%	19.11%	0.53%
	2019	8/28/19	0.00%	0.00%	11.03	11.03	979	10,807	11.67%	11.67%	1.30%
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class
	2020		0.00%	0.00%	13.16	13.16	1,367	17,987	19.22%	19.22%	0.84%
	2019	8/28/19	0.00%	0.00%	11.04	11.04	980	10,817	11.69%	11.69%	1.32%
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class
	2020		0.00%	0.20%	14.25	14.47	347,660	5,026,945	10.16%	10.38%	1.26%
	2019		0.00%	0.20%	12.93	13.11	328,791	4,308,196	11.65%	11.87%	2.68%
	2018		0.00%	0.20%	11.58	11.72	195,294	2,287,160	-2.31%	-2.12%	1.55%
	2017		0.00%	0.20%	11.86	11.97	240,021	2,870,745	8.28%	8.49%	1.53%
	2016		0.00%	0.20%	10.95	11.03	233,163	2,570,029	4.10%	4.32%	1.54%
Fidelity® VIP Growth Portfolio - Service Class
	2020		0.00%	0.20%	15.36	63.31	558,449	15,900,239	43.46%	43.75%	0.06%
	2019		0.00%	0.20%	26.06	44.08	494,460	10,422,811	33.92%	34.18%	0.19%
	2018		0.00%	0.35%	19.46	32.89	351,672	9,301,088	-0.62%	-0.27%	0.16%
	2017		0.00%	0.35%	19.55	33.01	336,966	8,859,877	34.53%	35.00%	0.12%
	2016		0.00%	0.40%	14.51	24.64	339,612	6,617,494	0.31%	0.71%	0.00%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP High Income Portfolio - Service Class
	2019		0.00%	0.00%	$—	$—	—	$—	0.00%	0.00%	4.21%
Fidelity® VIP Investment Grade Bond Portfolio - Service Class
	2020		0.00%	0.20%	13.05	13.25	2,323,102	30,629,139	9.04%	9.25%	2.32%
	2019		0.00%	0.20%	12.13	12.13	1,422,328	17,203,598	9.58%	9.58%	3.13%
	2018		0.00%	0.00%	11.07	11.07	729,047	8,071,127	-0.63%	-0.63%	2.22%
	2017		0.00%	0.00%	11.14	11.14	719,809	8,019,545	4.16%	4.16%	2.30%
	2016		0.00%	0.00%	10.70	10.70	558,176	5,970,507	4.63%	4.63%	2.66%
Fidelity® VIP Mid Cap Portfolio - Service Class
	2020		0.00%	0.35%	12.39	36.40	485,518	13,704,466	17.63%	18.04%	0.59%
	2019		0.00%	0.35%	14.14	30.83	502,654	12,605,170	22.92%	23.35%	0.56%
	2018		0.00%	0.35%	11.50	25.00	1,118,344	26,114,126	-14.94%	-14.64%	0.54%
	2017		0.00%	0.35%	13.52	33.77	1,342,443	37,352,947	20.28%	20.70%	0.63%
	2016		0.00%	0.40%	11.24	28.01	1,411,949	32,575,453	11.67%	12.11%	0.36%
Fidelity® VIP Overseas Portfolio - Service Class
	2020		0.00%	0.35%	12.13	32.20	167,550	3,751,456	15.09%	15.49%	0.51%
	2019		0.00%	0.35%	12.69	27.91	121,844	2,308,430	27.23%	27.67%	1.69%
	2018		0.00%	0.35%	9.97	21.88	130,921	2,061,784	-15.18%	-14.88%	1.60%
	2017		0.00%	0.35%	11.76	25.74	148,685	2,741,306	29.65%	30.10%	0.83%
	2016		0.00%	0.40%	9.07	20.38	328,686	4,650,283	-5.50%	-5.12%	1.27%
Fidelity® VIP Real Estate Portfolio - Service Class
	2020	1/27/20	0.00%	0.00%	9.85	9.85	4,919	48,454	-8.55%	-8.55%	5.00%
Franklin Income VIP Fund - Class 1
	2020		0.00%	0.35%	12.45	23.43	261,024	6,045,406	0.62%	0.97%	3.15%
	2019		0.00%	0.35%	12.37	23.21	577,930	10,094,537	16.01%	16.42%	5.31%
	2018		0.00%	0.35%	10.67	19.93	533,028	8,075,770	-4.43%	-4.09%	5.40%
	2017		0.00%	0.35%	11.16	20.79	887,286	17,604,966	9.56%	9.94%	3.92%
	2016		0.00%	0.35%	10.19	18.91	831,861	14,609,967	13.94%	14.33%	4.71%
Franklin Mutual Shares VIP Fund - Class 1
	2020		0.00%	0.20%	12.77	21.17	180,270	3,194,608	-5.04%	-4.85%	3.13%
	2019		0.00%	0.20%	13.44	22.24	173,955	3,187,397	22.68%	22.92%	2.05%
	2018		0.00%	0.20%	10.94	18.10	186,660	2,782,606	-9.04%	-8.86%	2.41%
	2017		0.00%	0.20%	12.02	19.85	237,998	3,923,075	8.42%	8.64%	2.51%
	2016		0.00%	0.40%	13.44	18.28	171,788	2,848,742	15.89%	16.35%	1.78%
Franklin Rising Dividends VIP Fund - Class 1
	2020		0.00%	0.00%	24.44	24.44	31,586	771,853	16.23%	16.23%	1.41%
	2019		0.00%	0.00%	21.02	21.02	26,012	546,901	29.58%	29.58%	1.48%
	2018		0.00%	0.00%	16.22	16.22	29,829	483,969	-4.84%	-4.84%	1.45%
	2017		0.00%	0.00%	17.05	17.05	44,217	753,906	20.85%	20.85%	1.62%
	2016		0.00%	0.00%	14.11	14.11	62,377	880,068	16.33%	16.33%	1.39%
Franklin Small Cap Value VIP Fund - Class 2
	2020		0.00%	0.00%	19.18	19.18	38,845	744,973	5.19%	5.19%	1.55%
	2019		0.00%	0.00%	18.23	18.23	62,651	1,142,275	26.35%	26.35%	1.11%
	2018		0.00%	0.10%	14.35	14.43	72,188	1,038,459	-12.96%	-12.88%	0.89%
	2017		0.00%	0.10%	16.49	16.56	87,809	1,450,802	10.54%	10.65%	0.58%
	2016		0.00%	0.10%	14.91	14.97	123,068	1,839,834	30.06%	30.19%	0.59%
Franklin Small-Mid Cap Growth VIP Fund - Class 1
	2020		0.00%	0.35%	24.55	61.54	25,078	1,284,387	55.03%	55.52%	0.00%
	2019		0.00%	0.35%	15.83	39.61	24,360	804,254	31.34%	31.80%	0.00%
	2018		0.00%	0.35%	12.06	30.08	33,170	865,963	-5.52%	-5.15%	0.00%
	2017		0.00%	0.35%	12.76	31.75	31,075	858,328	21.32%	21.75%	0.00%
	2016		0.00%	0.35%	10.52	26.10	62,392	1,286,909	4.04%	4.40%	0.00%
Franklin Small-Mid Cap Growth VIP Fund - Class 2
	2020		0.10%	0.10%	16.30	16.30	14,434	235,301	54.94%	54.94%	0.00%
	2019		0.10%	0.20%	27.96	27.96	15,654	166,068	31.16%	31.16%	0.00%
	2018		0.20%	0.35%	21.05	21.32	10,552	224,839	-5.68%	-5.56%	0.00%
	2017		0.20%	0.35%	22.31	22.57	11,067	249,702	20.99%	21.16%	0.00%
	2016		0.20%	0.35%	18.44	18.63	9,350	174,117	3.81%	3.96%	0.00%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Franklin U.S. Government Securities VIP Fund - Class 1
	2020		0.00%	0.00%	$15.52	$15.52	460,728	$7,152,207	4.08%	4.08%	3.61%
	2019		0.00%	0.00%	14.91	14.91	457,864	6,828,840	5.47%	5.47%	3.19%
	2018		0.00%	0.00%	14.14	14.14	372,067	5,261,381	0.60%	0.60%	2.91%
	2017		0.00%	0.00%	14.06	14.06	435,074	6,115,781	1.66%	1.66%	2.82%
	2016		0.00%	0.00%	13.83	13.83	429,033	5,932,635	0.90%	0.90%	2.59%
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares
	2018		0.00%	0.20%	10.95	11.05	6,291,478	68,892,369	-4.53%	-4.34%	0.66%
	2017		0.00%	0.20%	11.47	11.55	6,309,445	72,364,749	12.88%	13.11%	0.31%
	2016		0.00%	0.20%	10.16	10.16	6,327,262	64,285,894	4.13%	4.13%	0.27%
Goldman Sachs VIT Mid Cap Value Fund - Service Shares
	2020		0.00%	0.20%	18.50	27.07	80,342	2,125,356	7.98%	8.20%	0.45%
	2019		0.00%	0.20%	17.13	25.02	84,772	2,056,950	30.91%	31.17%	0.54%
	2018		0.00%	0.20%	13.09	19.07	229,880	4,334,055	-10.88%	-10.70%	0.47%
	2017		0.00%	0.20%	14.68	21.36	273,454	5,760,187	10.63%	10.85%	0.46%
	2016		0.00%	0.20%	19.17	19.27	333,452	6,339,545	13.16%	13.28%	1.03%
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares
	2020		0.00%	0.00%	17.26	17.26	36,030	621,699	19.93%	19.93%	0.68%
	2019		0.00%	0.00%	14.39	14.39	31,762	456,991	26.47%	26.47%	0.31%
	2018		0.00%	0.00%	11.38	11.38	5,213	59,311	-10.32%	-10.32%	0.33%
	2017		0.00%	0.00%	12.69	12.69	7,696	97,631	14.16%	14.16%	0.62%
	2016		0.00%	0.00%	11.11	11.11	4,563	50,704	18.05%	18.05%	0.60%
Invesco V.I. Comstock Fund - Series I Shares
	2020		0.00%	0.00%	14.84	14.84	110,386	1,638,101	-0.85%	-0.85%	4.74%
	2019		0.00%	0.00%	14.97	14.97	44,564	667,007	25.30%	25.30%	2.00%
	2018		0.00%	0.00%	11.95	11.95	48,673	581,402	-12.16%	-12.16%	1.79%
	2017	4/25/17	0.00%	0.00%	13.60	13.60	1,389	18,889	15.14%	15.14%	2.03%
Invesco V.I. Growth and Income Fund - Series I Shares
	2020		0.00%	0.00%	26.44	26.44	24,020	635,044	2.09%	2.09%	0.53%
	2019		0.00%	0.00%	25.90	25.90	75,935	1,966,413	25.19%	25.19%	1.93%
	2018		0.00%	0.00%	20.69	20.69	61,595	1,274,117	-13.38%	-13.38%	1.85%
	2017		0.00%	0.00%	23.88	23.88	85,557	2,043,181	14.32%	14.32%	1.61%
	2016		0.00%	0.00%	20.89	20.89	79,071	1,651,784	19.69%	19.69%	1.11%
Ivy VIP Asset Strategy Portfolio - Class II
	2020	8/11/20	0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.88%
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.02%
	2018	6/15/18	0.00%	0.00%	11.22	11.22	3,086	34,637	-9.02%	-9.02%	1.75%
Janus Henderson Balanced Portfolio - Institutional Shares
	2020		0.10%	0.20%	11.88	27.13	153,514	1,833,894	14.09%	14.20%	1.41%
	2019		0.10%	0.20%	23.78	23.78	495,069	5,211,187	22.34%	22.34%	1.81%
	2018		0.20%	0.35%	19.18	19.44	364,977	7,094,126	0.33%	0.48%	1.89%
	2017		0.20%	0.35%	19.12	19.34	168,843	3,266,134	18.02%	18.19%	1.60%
	2016		0.20%	0.35%	16.20	16.37	184,000	3,011,465	4.24%	4.39%	1.99%
Janus Henderson Balanced Portfolio - Service Shares
	2020		0.10%	0.35%	17.61	43.53	130,232	2,838,091	13.63%	13.91%	1.49%
	2019		0.10%	0.35%	15.50	38.21	170,890	3,953,252	21.85%	22.15%	1.48%
	2018		0.10%	0.35%	12.72	31.28	421,455	9,715,564	0.08%	0.33%	1.53%
	2017		0.10%	0.35%	12.71	31.18	265,440	4,718,345	17.72%	18.02%	1.41%
	2016		0.10%	0.40%	10.80	26.42	269,008	4,182,579	3.91%	4.22%	1.79%
Janus Henderson Enterprise Portfolio - Institutional Shares
	2020		0.10%	0.20%	12.50	47.84	185,610	2,428,442	19.23%	19.35%	0.06%
	2019		0.10%	0.20%	40.12	40.12	609,759	6,948,917	35.21%	35.21%	0.20%
	2018		0.20%	0.35%	29.32	29.67	193,426	5,739,407	-0.76%	-0.61%	0.23%
	2017		0.20%	0.35%	29.54	29.86	233,473	6,970,444	27.07%	27.16%	0.25%
	2016		0.20%	0.35%	23.25	23.48	244,978	5,751,565	12.02%	12.14%	0.13%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Janus Henderson Enterprise Portfolio - Service Shares
	2020		0.10%	0.20%	$31.37	$80.98	91,283	$2,920,111	18.94%	19.07%	0.00%
	2019		0.10%	0.20%	26.38	68.01	440,789	11,694,898	34.89%	35.02%	0.05%
	2018		0.10%	0.20%	19.55	50.37	428,355	8,625,096	-0.87%	-0.76%	0.10%
	2017		0.10%	0.20%	19.72	50.76	452,395	9,747,281	26.83%	26.96%	0.14%
	2016		0.10%	0.20%	15.55	39.98	457,863	7,781,299	11.88%	11.99%	0.03%
Janus Henderson Flexible Bond Portfolio - Institutional Shares
	2020		0.10%	0.20%	11.06	15.99	26,614	295,970	10.27%	10.37%	3.05%
	2019		0.10%	0.20%	14.50	14.50	16,724	171,531	9.35%	9.35%	3.00%
	2018		0.20%	0.20%	13.26	13.26	17,972	238,305	-1.20%	-1.20%	2.79%
	2017		0.20%	0.20%	13.42	13.42	24,393	327,385	3.41%	3.41%	2.23%
	2016		0.20%	0.20%	12.98	12.98	158,051	2,051,211	2.26%	2.26%	2.54%
Janus Henderson Flexible Bond Portfolio - Service Shares
	2020		0.00%	0.35%	12.40	22.74	272,754	3,644,803	9.87%	10.25%	2.43%
	2019		0.00%	0.35%	11.29	20.65	276,265	3,331,225	8.90%	9.28%	2.82%
	2018		0.00%	0.35%	10.37	18.91	289,937	3,289,467	-1.63%	-1.29%	2.64%
	2017		0.00%	0.35%	10.54	19.18	302,515	3,553,555	2.99%	3.35%	2.52%
	2016		0.00%	0.35%	10.23	18.57	318,618	3,702,231	1.86%	2.22%	2.47%
Janus Henderson Global Research Portfolio - Institutional Shares
	2020		0.10%	0.35%	12.72	28.10	44,324	580,588	19.60%	19.94%	0.72%
	2019		0.10%	0.35%	23.12	23.45	36,284	514,601	28.63%	28.79%	1.00%
	2018		0.20%	0.35%	17.97	18.21	21,862	397,956	-7.17%	-7.05%	1.16%
	2017		0.20%	0.35%	19.36	19.59	26,923	527,282	26.57%	26.77%	0.82%
	2016		0.20%	0.35%	15.30	15.45	26,640	411,553	1.71%	1.86%	0.99%
Janus Henderson Global Research Portfolio - Service Shares
	2018		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.99%
	2017		0.20%	0.20%	20.93	20.93	15,030	314,632	26.43%	26.43%	0.72%
	2016		0.20%	0.20%	16.56	16.56	19,134	316,819	1.61%	1.61%	0.76%
Janus Henderson Global Technology and Innovation Portfolio - Service Shares
	2020		0.10%	0.10%	16.26	16.26	11,843	192,523	50.58%	50.58%	0.00%
	2019		0.10%	0.20%	46.62	46.62	12,117	132,142	44.52%	44.52%	0.00%
	2018		0.20%	0.20%	32.26	32.26	5,550	179,010	0.71%	0.71%	0.00%
	2017		0.20%	0.20%	32.03	32.03	7,453	238,725	44.62%	44.62%	0.00%
	2016		0.20%	0.20%	22.15	22.15	9,108	201,715	13.62%	13.62%	0.08%
JPMorgan Insurance Trust Core Bond Portfolio - Class 1
	2020		0.00%	0.20%	12.60	12.80	452,686	5,769,852	7.63%	7.84%	3.01%
	2019		0.00%	0.20%	11.71	11.87	343,365	4,059,978	7.96%	8.18%	2.54%
	2018		0.00%	0.20%	10.85	10.97	360,852	3,946,958	-0.15%	0.05%	1.76%
	2017		0.00%	0.20%	10.96	10.96	210,896	2,309,145	3.57%	3.57%	2.92%
	2016		0.00%	0.00%	10.59	10.59	95,520	1,011,126	2.12%	2.12%	2.47%
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1
	2020		0.00%	0.00%	15.54	15.54	212,620	3,303,851	15.69%	15.69%	1.06%
	2019		0.00%	0.00%	13.43	13.43	5,869	78,827	16.87%	16.87%	2.16%
	2018		0.00%	0.00%	11.49	11.49	5,966	68,566	-6.06%	-6.06%	0.00%
	2017	3/2/17	0.00%	0.00%	12.23	12.23	6,344	77,616	11.99%	11.99%	1.99%
JPMorgan Insurance Trust Income Builder Portfolio - Class 1
	2020		0.00%	0.00%	13.32	13.32	3,794	50,521	5.45%	5.45%	3.57%
	2019		0.00%	0.00%	12.63	12.63	3,984	50,315	14.56%	14.56%	3.37%
	2018		0.00%	0.00%	11.02	11.02	3,674	40,502	-4.63%	-4.63%	0.00%
	2017	4/17/17	0.00%	0.00%	11.56	11.56	4,361	50,411	8.29%	8.29%	3.88%
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1
	2016	12/9/16	0.00%	0.00%	10.87	10.87	21,842	237,524	-2.07%	-2.07%	0.00%
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1
	2020	1/6/20	0.00%	0.00%	12.07	12.07	84	1,016	14.27%	14.27%	0.23%
LVIP AQR Enhanced Global Strategies Fund - Standard Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.92%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Baron Growth Opportunities Fund - Service Class
	2020		0.00%	0.35%	$13.99	$70.20	1,294,926	$57,089,407	33.61%	34.08%	0.00%
	2019		0.00%	0.35%	17.42	52.41	1,405,509	44,519,856	35.91%	36.38%	0.00%
	2018		0.00%	0.35%	12.81	38.47	1,362,793	33,202,554	-4.27%	-3.93%	0.00%
	2017		0.00%	0.35%	13.39	40.08	1,498,460	37,983,192	26.79%	27.24%	0.00%
	2016		0.00%	0.40%	10.56	31.90	1,798,963	36,631,906	5.15%	5.57%	0.44%
LVIP Baron Growth Opportunities Fund - Standard Class
	2020		0.00%	0.00%	51.97	51.97	2,762	143,556	34.41%	34.41%	0.00%
	2019		0.00%	0.20%	21.48	38.67	6,705	238,742	36.46%	36.72%	0.00%
	2018		0.00%	0.20%	15.74	28.28	8,377	221,793	-3.89%	-3.70%	0.00%
	2017		0.00%	0.20%	16.38	29.37	15,931	452,248	27.30%	27.56%	0.00%
	2016		0.00%	0.20%	12.87	23.02	17,104	306,534	5.62%	5.83%	0.63%
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
	2020		0.00%	0.20%	10.55	20.65	83,855	1,412,341	0.92%	1.12%	2.37%
	2019		0.00%	0.20%	15.08	20.46	74,623	1,331,527	18.35%	18.59%	1.81%
	2018		0.00%	0.20%	12.74	17.29	85,589	1,368,693	-8.09%	-7.91%	1.99%
	2017		0.00%	0.20%	13.86	18.81	111,724	1,971,955	16.19%	16.43%	1.76%
	2016		0.00%	0.20%	11.93	16.19	132,141	1,985,146	11.74%	11.97%	1.71%
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	4.21%
LVIP BlackRock Global Real Estate Fund - Standard Class
	2020		0.00%	0.20%	12.80	18.80	237,540	3,098,920	-2.44%	-2.21%	5.38%
	2019		0.00%	0.20%	13.12	19.26	272,465	3,636,881	24.66%	24.92%	3.75%
	2018		0.00%	0.20%	10.52	15.45	273,903	2,927,868	-8.54%	-8.34%	3.55%
	2017		0.00%	0.20%	11.51	16.89	361,474	4,212,693	10.64%	10.87%	4.35%
	2016		0.00%	0.20%	10.40	15.26	384,455	4,125,634	0.98%	1.18%	3.53%
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	2020		0.00%	0.20%	10.77	13.25	1,044,056	13,741,840	5.06%	5.28%	0.16%
	2019		0.00%	0.20%	10.25	12.59	938,183	11,769,444	5.68%	5.89%	2.41%
	2018		0.00%	0.20%	9.70	11.89	722,238	8,332,016	0.07%	0.27%	5.15%
	2017		0.00%	0.20%	9.69	11.85	935,498	10,788,202	1.98%	2.18%	1.66%
	2016		0.00%	0.20%	9.51	11.60	909,953	10,492,319	3.36%	3.57%	1.20%
LVIP BlackRock Multi-Asset Income Fund - Standard Class
	2018		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.04%
	2017		0.00%	0.00%	10.83	10.83	92,270	999,312	5.93%	5.93%	3.27%
	2016		0.00%	0.00%	10.22	10.22	92,063	941,257	7.01%	7.01%	6.03%
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2020		0.00%	0.20%	13.03	37.28	58,592	1,081,827	23.57%	23.82%	0.33%
	2019		0.00%	0.20%	22.13	30.14	66,112	1,296,988	19.69%	19.93%	0.63%
	2018		0.00%	0.20%	18.49	25.15	67,625	1,395,843	-4.51%	-4.31%	0.66%
	2017		0.00%	0.20%	19.36	26.32	84,159	1,795,957	25.88%	26.13%	0.65%
	2016		0.00%	0.20%	12.31	20.88	96,460	1,564,616	-1.51%	-1.31%	0.41%
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2020		0.00%	0.20%	20.72	23.77	50,167	1,187,090	27.46%	27.71%	0.00%
	2019		0.00%	0.20%	16.26	18.61	44,357	820,948	24.67%	24.92%	0.00%
	2018		0.00%	0.20%	13.04	14.90	40,870	604,837	0.16%	0.36%	0.00%
	2017		0.00%	0.20%	13.02	14.85	80,949	1,196,833	25.31%	25.56%	0.00%
	2016		0.00%	0.20%	10.39	11.82	74,631	878,140	2.06%	2.26%	0.00%
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.14%
	2018		0.00%	0.00%	10.84	10.84	4,881	52,908	-5.54%	-5.54%	1.60%
	2017		0.00%	0.00%	11.48	11.48	596	6,835	18.04%	18.04%	0.76%
	2016		0.00%	0.00%	9.72	9.72	1,119	10,878	3.78%	3.78%	0.63%
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class
	2020		0.00%	0.00%	12.49	12.49	9,365	116,940	14.86%	14.86%	1.22%
	2019	5/24/19	0.00%	0.00%	10.87	10.87	5,892	64,058	12.54%	12.54%	1.46%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Bond Fund - Standard Class
	2020		0.00%	0.35%	$10.96	$22.96	13,520,062	$226,005,225	9.48%	9.87%	2.36%
	2019		0.00%	0.35%	11.66	20.91	13,714,371	208,744,884	8.82%	9.21%	3.07%
	2018		0.00%	0.35%	10.72	19.17	14,698,454	206,863,915	-1.18%	-0.83%	3.30%
	2017		0.00%	0.40%	10.84	25.25	14,343,562	203,222,211	3.97%	4.37%	2.98%
	2016		0.00%	0.40%	10.43	24.28	12,843,768	174,332,327	2.31%	2.72%	2.65%
LVIP Delaware Diversified Floating Rate Fund - Standard Class
	2020		0.00%	0.20%	10.92	11.85	41,958	497,045	1.08%	1.36%	1.46%
	2019		0.00%	0.20%	10.81	11.69	41,365	483,437	4.39%	4.60%	1.63%
	2018		0.00%	0.20%	10.35	11.17	72,511	810,202	-0.02%	0.27%	3.76%
	2017		0.00%	0.20%	10.35	11.14	102,590	1,143,280	2.25%	2.54%	0.98%
	2016		0.00%	0.20%	10.13	10.87	79,956	863,029	2.05%	2.25%	0.00%
LVIP Delaware Mid Cap Value Fund - Standard Class
	2020		0.00%	0.20%	15.93	26.72	930,131	22,599,342	0.31%	0.51%	2.78%
	2019		0.00%	0.20%	15.86	24.76	899,846	21,956,158	30.17%	30.43%	1.13%
	2018		0.00%	0.20%	12.17	18.98	1,038,519	19,449,631	-14.92%	-14.75%	1.40%
	2017		0.00%	0.20%	14.30	22.27	1,035,605	22,554,765	17.52%	17.75%	1.35%
	2016		0.00%	0.40%	15.20	18.91	1,039,415	19,122,979	19.88%	20.40%	1.74%
LVIP Delaware Social Awareness Fund - Standard Class
	2020		0.00%	0.20%	12.67	52.15	102,468	1,926,947	19.45%	19.69%	1.21%
	2019		0.00%	0.20%	17.29	43.62	119,837	2,040,762	31.71%	31.98%	2.03%
	2018		0.00%	0.20%	13.12	33.08	88,802	1,776,368	-4.78%	-4.56%	1.04%
	2017		0.00%	0.20%	13.76	34.70	125,076	2,875,033	19.95%	20.19%	1.31%
	2016		0.00%	0.40%	11.46	28.90	122,765	2,350,075	6.22%	6.64%	1.42%
LVIP Delaware Wealth Builder Fund - Standard Class
	2020		0.10%	0.20%	10.79	28.91	28,377	413,791	5.40%	5.51%	2.04%
	2019		0.00%	0.20%	14.55	27.40	30,648	428,414	15.67%	15.90%	2.66%
	2018		0.00%	0.20%	12.58	23.66	42,255	753,417	-5.41%	-5.22%	2.97%
	2017		0.00%	0.20%	13.30	24.99	45,915	871,578	12.07%	12.29%	2.29%
	2016		0.00%	0.40%	11.87	22.28	52,906	865,499	5.25%	5.62%	1.68%
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
	2020		0.00%	0.00%	11.43	11.43	64,442	736,460	-6.42%	-6.42%	1.84%
	2019		0.00%	0.00%	12.21	12.21	66,984	818,021	16.81%	16.81%	2.64%
	2018		0.00%	0.00%	10.45	10.45	76,848	803,410	-16.08%	-16.08%	1.77%
	2017		0.00%	0.00%	12.46	12.46	88,778	1,106,014	26.16%	26.16%	2.47%
	2016		0.00%	0.00%	9.87	9.87	83,685	826,374	1.97%	1.97%	2.00%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2020		0.00%	0.20%	24.72	36.59	368,456	13,420,739	16.17%	16.40%	1.54%
	2019		0.00%	0.20%	21.28	31.44	445,172	13,941,313	29.85%	30.11%	1.87%
	2018		0.00%	0.20%	16.39	24.16	494,215	11,883,709	-7.48%	-7.29%	1.51%
	2017		0.00%	0.20%	17.72	26.06	514,466	13,344,446	20.63%	20.88%	1.48%
	2016		0.00%	0.40%	14.68	21.97	549,136	11,728,774	13.95%	14.41%	1.57%
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class
	2020		0.00%	0.00%	17.94	17.94	7,200	129,204	15.34%	15.34%	1.38%
	2019	8/26/19	0.00%	0.00%	15.56	15.56	8,188	127,382	14.16%	14.16%	1.58%
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
	2020		0.00%	0.00%	22.83	22.83	68,083	1,554,193	15.30%	15.30%	1.19%
	2019		0.00%	0.00%	19.80	19.80	67,970	1,345,760	19.58%	19.58%	1.33%
	2018		0.00%	0.00%	16.56	16.56	48,961	810,706	-7.79%	-7.79%	0.48%
	2017		0.00%	0.20%	14.42	17.96	128,118	1,959,586	18.93%	19.17%	1.18%
	2016		0.00%	0.40%	15.07	15.07	118,184	1,614,031	11.13%	11.13%	3.97%
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class
	2020		0.00%	0.20%	11.93	13.29	151,840	2,013,218	5.47%	5.68%	1.68%
	2019		0.00%	0.20%	11.31	12.57	109,601	1,376,844	7.26%	7.48%	2.83%
	2018		0.00%	0.20%	10.54	11.70	83,166	971,851	-0.36%	-0.15%	2.46%
	2017		0.00%	0.20%	10.58	11.71	70,354	823,234	2.73%	2.94%	1.66%
	2016		0.00%	0.20%	10.30	11.38	96,358	1,092,244	1.90%	2.11%	1.67%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2020		0.00%	0.00%	$15.34	$15.34	161,921	$2,484,244	12.66%	12.66%	1.10%
	2019		0.00%	0.00%	13.62	13.62	167,748	2,284,344	12.80%	12.80%	1.82%
	2018		0.00%	0.00%	12.07	12.07	175,911	2,123,761	-9.14%	-9.14%	1.37%
	2017		0.00%	0.00%	13.29	13.29	203,274	2,701,074	21.40%	21.40%	1.34%
	2016		0.00%	0.00%	10.95	10.95	212,973	2,331,028	2.42%	2.42%	1.38%
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class
	2020		0.00%	0.00%	14.42	14.42	28	399	13.94%	13.94%	1.33%
	2019	3/22/19	0.00%	0.00%	12.65	12.65	31	389	9.96%	9.96%	0.95%
	2017		0.00%	0.00%	11.03	11.03	153	1,687	10.74%	10.74%	0.31%
	2016		0.00%	0.00%	9.96	9.96	4,374	43,584	1.34%	1.34%	1.22%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2020		0.00%	0.20%	14.46	23.67	138,127	3,242,057	6.86%	7.07%	2.12%
	2019		0.00%	0.20%	13.53	22.11	163,628	3,607,465	14.78%	15.01%	2.65%
	2018		0.00%	0.20%	11.79	19.22	169,070	3,238,987	-4.64%	-4.45%	1.92%
	2017		0.00%	0.20%	12.36	20.12	309,203	6,198,454	10.27%	10.50%	2.27%
	2016		0.00%	0.40%	11.21	18.22	329,672	5,875,453	4.61%	5.02%	2.28%
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2020		0.00%	0.20%	14.40	21.41	102,223	2,186,096	5.65%	5.86%	2.20%
	2019		0.00%	0.20%	13.63	20.23	113,394	2,277,923	15.62%	15.86%	2.23%
	2018		0.00%	0.20%	11.79	17.46	129,496	2,252,858	-6.52%	-6.33%	2.33%
	2017		0.00%	0.20%	12.61	18.64	171,487	3,179,853	15.40%	15.63%	2.37%
	2016		0.00%	0.40%	10.93	16.61	198,191	3,104,360	4.33%	4.75%	1.73%
LVIP Global Income Fund - Standard Class
	2020		0.00%	0.00%	15.33	15.33	285,316	4,373,708	6.78%	6.78%	1.57%
	2019		0.00%	0.00%	14.36	14.36	403,689	5,795,163	6.74%	6.74%	2.72%
	2018		0.00%	0.10%	13.32	13.45	365,054	4,908,314	1.80%	1.90%	3.78%
	2017		0.00%	0.10%	13.09	13.20	456,792	6,026,885	4.94%	5.04%	0.00%
	2016		0.00%	0.20%	9.74	12.56	499,452	6,239,238	0.31%	0.51%	0.00%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2020		0.00%	0.20%	14.35	22.55	138,023	3,034,069	5.88%	6.10%	2.15%
	2019		0.00%	0.20%	13.55	21.26	140,435	2,905,793	14.80%	15.02%	2.41%
	2018		0.00%	0.20%	11.81	18.48	130,107	2,402,573	-5.60%	-5.43%	2.27%
	2017		0.00%	0.20%	12.51	19.54	186,960	3,640,273	14.09%	14.32%	2.36%
	2016		0.00%	0.40%	10.96	17.39	179,373	2,970,174	3.93%	4.34%	0.58%
LVIP Goldman Sachs Income Builder Fund - Standard Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.39%
	2018		0.00%	0.00%	10.90	10.90	3,210	34,975	-4.41%	-4.41%	3.18%
	2017		0.00%	0.00%	11.40	11.40	2,568	29,278	7.93%	7.93%	2.78%
	2016	3/14/16	0.00%	0.00%	10.56	10.56	2,503	26,439	8.77%	8.77%	4.37%
LVIP Government Money Market Fund - Standard Class
	2020		0.00%	0.35%	10.03	11.99	18,192,499	209,874,169	-0.07%	0.28%	0.27%
	2019		0.00%	0.35%	10.04	11.97	15,625,933	181,523,511	1.44%	1.79%	1.80%
	2018		0.00%	0.35%	9.89	11.77	14,282,720	159,354,608	1.04%	1.39%	1.38%
	2017		0.00%	0.35%	9.79	11.62	12,071,554	134,036,761	0.06%	0.41%	0.40%
	2016		0.00%	0.40%	9.79	11.58	12,908,004	144,421,498	-0.37%	0.03%	0.03%
LVIP JPMorgan High Yield Fund - Standard Class
	2020		0.00%	0.20%	13.76	19.04	1,608,258	29,276,837	5.35%	5.56%	4.68%
	2019		0.00%	0.20%	12.42	18.04	1,800,200	30,928,038	12.75%	12.98%	5.97%
	2018		0.00%	0.20%	11.59	15.97	1,491,175	22,695,100	-3.04%	-2.85%	5.45%
	2017		0.00%	0.20%	11.95	16.44	1,621,526	25,135,373	6.56%	6.77%	6.23%
	2016		0.00%	0.40%	11.21	15.40	1,433,851	21,698,836	12.81%	13.26%	6.26%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2020		0.00%	0.00%	17.73	17.73	4,849	85,970	1.95%	1.95%	1.03%
	2019		0.00%	0.00%	17.39	17.39	7,756	134,881	16.16%	16.16%	1.30%
	2018		0.00%	0.00%	14.97	14.97	7,014	105,006	-11.80%	-11.80%	1.23%
	2017		0.00%	0.00%	16.97	16.97	9,529	161,749	14.69%	14.69%	0.49%
	2016		0.00%	0.00%	14.80	14.80	36,103	534,364	10.01%	10.01%	0.71%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP MFS International Growth Fund - Standard Class
	2020		0.00%	0.20%	$18.04	$18.70	406,207	$7,589,852	14.31%	14.54%	1.18%
	2019		0.00%	0.20%	15.78	16.32	312,381	5,098,826	27.29%	27.56%	1.44%
	2018		0.00%	0.20%	12.40	12.80	517,912	6,624,374	-8.48%	-8.24%	1.09%
	2017		0.00%	0.20%	13.55	13.94	627,518	8,688,156	31.60%	31.86%	1.11%
	2016		0.00%	0.40%	10.47	10.58	669,553	7,023,960	1.56%	1.66%	1.62%
LVIP MFS Value Fund - Standard Class
	2020		0.00%	0.20%	17.02	29.18	3,454,537	85,391,871	3.45%	3.66%	1.62%
	2019		0.00%	0.20%	16.43	28.21	3,765,291	89,913,037	29.58%	29.84%	1.85%
	2018		0.00%	0.20%	12.67	21.77	3,905,936	71,874,701	-10.17%	-9.99%	1.79%
	2017		0.00%	0.20%	14.09	20.91	3,797,042	77,549,372	17.39%	17.63%	1.83%
	2016		0.00%	0.40%	11.99	17.78	3,675,810	63,751,872	13.61%	14.06%	2.14%
LVIP Mondrian International Value Fund - Standard Class
	2020		0.00%	0.20%	10.77	26.44	1,174,666	18,969,192	-5.16%	-4.97%	2.29%
	2019		0.00%	0.20%	11.34	27.85	1,327,449	22,829,957	18.01%	18.25%	3.76%
	2018		0.00%	0.20%	9.60	23.57	1,597,914	23,572,411	-11.65%	-11.48%	2.85%
	2017		0.00%	0.20%	10.86	26.66	1,962,036	32,583,163	21.10%	21.34%	3.47%
	2016		0.00%	0.40%	8.96	21.99	1,841,073	25,334,613	3.61%	4.01%	2.72%
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
	2020		0.00%	0.00%	15.10	15.10	281	4,250	15.47%	15.47%	3.79%
	2019		0.00%	0.00%	13.08	13.08	544	7,112	19.77%	19.77%	0.67%
	2018		0.00%	0.00%	10.92	10.92	699	7,636	-8.22%	-8.22%	0.67%
	2017		0.00%	0.00%	11.90	11.90	1,032	12,279	20.61%	20.61%	1.45%
	2016		0.00%	0.00%	9.86	9.86	395	3,896	5.90%	5.90%	1.18%
LVIP PIMCO Low Duration Bond Fund - Standard Class
	2020		0.00%	0.00%	11.57	11.57	37,011	428,246	4.09%	4.09%	2.18%
	2019		0.00%	0.00%	11.12	11.12	27,495	305,630	3.37%	3.37%	1.29%
	2018		0.00%	0.00%	10.75	10.75	143,302	1,541,003	1.16%	1.16%	2.73%
	2017		0.00%	0.00%	10.63	10.63	53,200	565,546	1.68%	1.68%	2.49%
	2016		0.00%	0.00%	10.45	10.45	51,524	538,680	2.63%	2.63%	2.86%
LVIP SSGA Bond Index Fund - Standard Class
	2020		0.00%	0.20%	12.40	16.15	2,769,718	40,151,377	7.27%	7.48%	2.22%
	2019		0.00%	0.20%	11.56	15.03	2,139,355	28,921,681	8.02%	8.24%	1.70%
	2018		0.00%	0.20%	10.70	13.88	2,348,074	31,444,414	-0.52%	-0.32%	2.61%
	2017		0.00%	0.40%	10.76	13.93	2,784,334	36,889,645	2.77%	3.18%	2.77%
	2016		0.00%	0.40%	10.45	13.50	2,038,897	26,409,122	1.87%	2.28%	2.36%
LVIP SSGA Conservative Index Allocation Fund - Standard Class
	2020		0.00%	0.00%	18.91	18.91	68,615	1,297,685	12.18%	12.18%	2.27%
	2019		0.00%	0.00%	16.86	16.86	59,498	1,003,035	14.83%	14.83%	1.74%
	2018		0.00%	0.20%	11.68	14.68	126,583	1,839,142	-4.53%	-4.34%	2.50%
	2017		0.00%	0.20%	12.24	15.35	97,118	1,471,339	10.49%	10.72%	2.45%
	2016		0.00%	0.20%	13.86	13.86	71,342	973,585	5.01%	5.01%	2.14%
LVIP SSGA Conservative Structured Allocation Fund - Standard Class
	2020		0.00%	0.20%	14.57	18.15	61,179	961,553	9.46%	9.68%	2.11%
	2019		0.00%	0.20%	13.31	16.55	67,087	962,016	13.41%	13.64%	2.70%
	2018		0.00%	0.20%	11.74	14.56	68,657	881,306	-5.20%	-5.01%	3.89%
	2017		0.00%	0.20%	12.38	15.33	41,794	574,580	9.48%	9.70%	3.78%
	2016		0.00%	0.20%	13.98	13.98	34,671	437,104	6.84%	6.84%	2.35%
LVIP SSGA Developed International 150 Fund - Standard Class
	2020		0.00%	0.20%	12.91	17.15	279,376	3,621,541	-4.29%	-4.10%	2.73%
	2019		0.00%	0.20%	13.46	17.92	321,077	4,337,996	15.16%	15.42%	4.50%
	2018		0.00%	0.20%	11.54	15.56	254,019	2,974,312	-15.49%	-15.23%	4.01%
	2017		0.00%	0.20%	13.63	13.76	214,213	2,961,478	23.45%	23.58%	5.77%
	2016		0.00%	0.10%	11.04	11.13	105,091	1,168,169	9.62%	9.73%	3.89%
LVIP SSGA Emerging Markets 100 Fund - Standard Class
	2020		0.00%	0.20%	12.27	15.60	27,923	433,968	2.45%	2.65%	3.10%
	2019		0.00%	0.20%	11.97	15.20	58,434	885,653	7.39%	7.61%	3.10%
	2018		0.00%	0.20%	11.15	14.12	76,469	1,077,599	-12.49%	-12.31%	3.40%
	2017		0.00%	0.20%	12.74	16.11	127,833	2,056,410	23.58%	23.83%	2.85%
	2016		0.00%	0.20%	9.44	13.01	123,630	1,580,126	15.20%	15.43%	2.67%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class
	2020		0.00%	0.00%	$13.59	$13.59	79,765	$1,083,996	17.20%	17.20%	2.62%
	2019	4/29/19	0.00%	0.00%	11.60	11.60	3,335	38,665	4.78%	4.78%	2.83%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2020		0.00%	0.20%	13.84	18.55	31,775	571,789	6.81%	7.02%	1.79%
	2019		0.00%	0.20%	12.96	17.34	39,202	663,572	15.52%	15.75%	1.74%
	2018		0.00%	0.20%	11.22	14.98	68,809	1,015,406	-8.36%	-8.18%	2.78%
	2017		0.00%	0.20%	12.24	16.31	84,282	1,355,653	14.58%	14.81%	4.13%
	2016		0.00%	0.40%	10.68	14.94	92,895	1,256,011	5.20%	5.62%	1.47%
LVIP SSGA International Index Fund - Standard Class
	2020		0.00%	0.20%	12.63	19.27	4,087,860	56,913,241	7.63%	7.85%	2.51%
	2019		0.00%	0.20%	11.72	17.90	4,169,041	53,893,065	21.34%	21.58%	2.62%
	2018		0.00%	0.20%	9.65	14.75	2,269,143	23,502,630	-13.87%	-13.70%	2.71%
	2017		0.00%	0.40%	11.20	12.88	2,006,136	24,086,918	24.44%	24.69%	3.00%
	2016		0.00%	0.20%	8.99	10.35	1,546,319	14,804,341	0.79%	1.00%	3.13%
LVIP SSGA International Managed Volatility Fund - Standard Class
	2020		0.00%	0.00%	13.04	13.04	1,359	17,724	-0.97%	-0.97%	2.13%
	2019		0.00%	0.00%	13.17	13.17	1,326	17,467	18.79%	18.79%	1.81%
	2018		0.00%	0.00%	11.09	11.09	13,226	146,623	-12.20%	-12.20%	1.93%
	2017		0.00%	0.00%	12.63	12.63	16,162	204,084	24.27%	24.27%	2.79%
	2016	12/9/16	0.00%	0.00%	10.16	10.16	1,139	11,573	-0.37%	-0.37%	1.04%
LVIP SSGA Large Cap 100 Fund - Standard Class
	2020		0.00%	0.20%	29.36	30.27	135,119	4,087,370	2.78%	2.98%	2.62%
	2019		0.00%	0.20%	20.87	29.39	192,421	5,640,531	27.04%	27.29%	3.24%
	2018		0.00%	0.20%	16.43	23.09	161,299	3,712,632	-11.28%	-11.11%	2.26%
	2017		0.00%	0.20%	25.97	25.97	177,960	4,609,431	18.76%	18.76%	3.44%
	2016		0.00%	0.00%	21.87	21.87	64,231	1,404,693	21.53%	21.53%	2.38%
LVIP SSGA Mid-Cap Index Fund - Standard Class
	2020		0.00%	0.20%	17.17	17.38	3,062,190	53,105,564	12.96%	13.19%	1.65%
	2019		0.00%	0.20%	15.20	15.36	3,232,699	49,509,421	25.55%	25.81%	1.26%
	2018		0.00%	0.20%	12.10	12.21	2,611,312	31,840,578	-11.54%	-11.37%	1.40%
	2017		0.00%	0.20%	13.68	13.77	2,827,265	38,901,944	15.63%	15.86%	1.53%
	2016		0.00%	0.20%	11.83	11.89	2,296,778	27,275,027	20.07%	20.31%	1.45%
LVIP SSGA Moderate Index Allocation Fund - Standard Class
	2020		0.00%	0.20%	16.51	21.81	478,403	8,397,445	13.60%	13.83%	2.33%
	2019		0.00%	0.20%	14.53	19.16	460,111	7,016,658	18.00%	18.24%	2.14%
	2018		0.00%	0.20%	12.32	16.21	535,978	6,774,022	-6.46%	-6.27%	2.41%
	2017		0.00%	0.20%	13.17	17.29	587,462	8,452,276	14.32%	14.55%	2.22%
	2016		0.00%	0.20%	15.09	15.09	596,041	7,500,395	6.65%	6.65%	5.68%
LVIP SSGA Moderate Structured Allocation Fund - Standard Class
	2020		0.00%	0.00%	20.55	20.55	4,950	101,733	9.86%	9.86%	2.60%
	2019		0.00%	0.00%	18.71	18.71	4,771	89,248	16.57%	16.57%	2.94%
	2018		0.00%	0.00%	16.05	16.05	4,876	78,245	-7.12%	-7.12%	2.73%
	2017		0.00%	0.00%	17.28	17.28	11,546	199,499	13.15%	13.15%	2.99%
	2016		0.00%	0.00%	15.27	15.27	17,900	273,361	9.27%	9.27%	2.45%
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
	2020		0.00%	0.00%	22.88	22.88	9,887	226,253	14.28%	14.28%	2.19%
	2019		0.00%	0.00%	20.02	20.02	11,018	220,615	19.73%	19.73%	2.72%
	2018		0.00%	0.00%	16.72	16.72	8,473	141,702	-7.42%	-7.42%	0.50%
	2017		0.00%	0.00%	18.07	18.07	42,767	772,628	16.97%	16.97%	2.10%
	2016		0.00%	0.00%	15.44	15.44	45,120	696,875	7.37%	7.37%	2.17%
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class
	2020		0.00%	0.20%	16.19	21.54	22,675	402,539	9.06%	9.28%	2.84%
	2019		0.00%	0.20%	14.85	19.71	21,992	357,806	17.19%	17.43%	3.08%
	2018		0.00%	0.20%	12.67	16.78	21,742	306,833	-8.38%	-8.20%	0.59%
	2017		0.00%	0.20%	13.83	18.28	106,203	1,893,626	14.67%	14.90%	5.36%
	2016		0.00%	0.20%	15.91	15.91	83,372	1,288,367	10.48%	10.48%	3.17%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA S&P 500 Index Fund - Standard Class
	2020		0.00%	0.20%	$12.46	$38.76	18,113,563	$432,378,494	17.80%	18.03%	1.58%
	2019		0.00%	0.20%	22.28	32.87	12,836,261	402,518,717	30.94%	31.20%	1.65%
	2018		0.00%	0.20%	17.01	25.08	13,599,274	328,701,286	-4.84%	-4.64%	1.86%
	2017		0.00%	0.40%	17.88	26.33	13,684,407	346,265,801	21.09%	21.57%	1.95%
	2016		0.00%	0.40%	12.10	21.68	13,224,961	274,293,650	11.31%	11.76%	1.99%
LVIP SSGA Short-Term Bond Index Fund - Standard Class
	2020		0.00%	0.00%	11.03	11.03	2,631	29,021	3.65%	3.65%	1.20%
	2019	12/30/19	0.00%	0.00%	10.64	10.64	4	47	-0.01%	-0.01%	0.00%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2020		0.00%	0.20%	21.78	30.14	1,649,805	44,477,111	18.96%	19.20%	1.03%
	2019		0.00%	0.20%	18.31	25.33	1,901,096	42,786,430	24.78%	25.03%	0.89%
	2018		0.00%	0.20%	14.67	20.30	2,260,445	40,096,351	-11.54%	-11.37%	0.99%
	2017		0.00%	0.40%	16.59	22.95	2,231,484	44,267,992	13.75%	14.21%	1.04%
	2016		0.00%	0.40%	14.55	20.14	2,309,765	39,990,622	20.20%	20.68%	1.40%
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class
	2020		0.00%	0.20%	14.50	28.94	146,206	3,766,659	5.77%	5.98%	2.86%
	2019		0.00%	0.20%	13.70	27.30	163,073	4,242,590	19.59%	19.83%	2.08%
	2018		0.00%	0.20%	11.44	22.78	166,482	3,638,742	-13.63%	-13.46%	2.61%
	2017		0.00%	0.20%	13.23	26.33	222,851	5,295,605	6.12%	6.33%	2.62%
	2016		0.00%	0.20%	12.46	24.76	225,403	4,809,607	29.83%	30.09%	2.19%
LVIP T. Rowe Price 2010 Fund - Standard Class
	2020		0.00%	0.00%	19.59	19.59	231,187	4,529,416	12.29%	12.29%	1.72%
	2019		0.00%	0.00%	17.45	17.45	366,820	6,400,104	15.73%	15.73%	2.38%
	2018		0.00%	0.00%	15.08	15.08	531,581	8,014,097	-4.22%	-4.22%	2.06%
	2017		0.00%	0.00%	15.74	15.74	569,327	8,961,524	9.64%	9.64%	1.66%
	2016		0.00%	0.00%	14.36	14.36	760,666	10,920,698	4.44%	4.44%	1.64%
LVIP T. Rowe Price 2020 Fund - Standard Class
	2020		0.00%	0.20%	15.68	19.63	1,604,646	31,492,765	13.02%	13.27%	2.58%
	2019		0.00%	0.20%	13.87	17.33	1,684,918	29,195,361	18.72%	18.93%	2.61%
	2018		0.00%	0.20%	11.68	14.57	2,280,726	33,230,492	-5.73%	-5.58%	2.08%
	2017		0.00%	0.20%	12.39	15.43	2,136,485	32,967,455	11.81%	12.03%	2.10%
	2016		0.00%	0.20%	13.77	13.77	2,339,328	32,222,237	4.45%	4.45%	2.06%
LVIP T. Rowe Price 2030 Fund - Standard Class
	2020		0.00%	0.20%	16.27	19.84	1,604,980	31,786,162	15.02%	15.25%	2.12%
	2019		0.00%	0.20%	14.15	17.22	1,730,327	29,739,027	21.91%	22.15%	2.30%
	2018		0.00%	0.20%	11.60	14.10	2,088,839	29,399,712	-7.77%	-7.59%	1.89%
	2017		0.00%	0.20%	12.58	15.25	1,923,620	29,293,498	13.24%	13.47%	2.13%
	2016		0.00%	0.20%	11.11	13.44	1,985,257	26,644,531	3.51%	3.72%	2.03%
LVIP T. Rowe Price 2040 Fund - Standard Class
	2020		0.00%	0.20%	16.76	19.25	518,613	9,935,362	16.39%	16.62%	2.05%
	2019		0.00%	0.20%	14.40	16.51	614,914	10,109,272	24.19%	24.44%	1.80%
	2018		0.00%	0.20%	11.60	13.26	958,918	12,686,686	-8.90%	-8.72%	1.73%
	2017		0.00%	0.20%	12.73	14.53	867,890	12,576,415	14.40%	14.63%	2.14%
	2016		0.00%	0.20%	12.68	12.68	976,225	12,333,306	3.81%	3.81%	1.83%
LVIP T. Rowe Price 2050 Fund - Standard Class
	2020		0.00%	0.00%	18.33	18.33	187,213	3,431,384	16.89%	16.89%	1.86%
	2019		0.00%	0.00%	15.68	15.68	227,866	3,572,939	25.15%	25.15%	1.86%
	2018		0.00%	0.00%	12.53	12.53	273,326	3,424,391	-8.47%	-8.47%	1.87%
	2017		0.00%	0.00%	13.69	13.69	249,727	3,418,312	17.11%	17.11%	2.29%
	2016		0.00%	0.00%	11.69	11.69	207,760	2,428,448	4.41%	4.41%	1.81%
LVIP T. Rowe Price Growth Stock Fund - Standard Class
	2020		0.00%	0.20%	28.32	48.11	2,146,413	97,232,229	36.19%	36.47%	0.00%
	2019		0.00%	0.20%	20.79	35.33	2,221,502	73,608,592	30.80%	31.06%	0.08%
	2018		0.00%	0.20%	15.90	27.01	2,076,137	51,952,444	-1.32%	-1.12%	0.18%
	2017		0.00%	0.40%	16.11	27.37	2,193,642	55,039,730	33.43%	33.69%	0.25%
	2016		0.00%	0.40%	12.07	20.51	2,058,822	38,758,796	1.00%	1.39%	0.09%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2020		0.00%	0.20%	$13.87	$69.64	654,026	$33,623,355	31.43%	31.69%	0.00%
	2019		0.00%	0.20%	23.83	52.94	780,305	30,758,243	37.12%	37.40%	0.17%
	2018		0.00%	0.20%	17.38	38.57	897,659	28,233,108	-3.27%	-3.08%	0.35%
	2017		0.00%	0.40%	17.96	39.83	960,286	30,840,615	24.49%	24.74%	0.21%
	2016		0.00%	0.20%	14.43	31.96	921,926	23,789,241	7.34%	7.56%	0.30%
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class
	2019	2/13/19	0.00%	0.00%	12.91	12.91	8,243	106,453	12.17%	12.17%	2.35%
	2016	6/17/16	0.00%	0.00%	10.03	10.03	46,773	469,078	4.14%	4.14%	1.59%
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
	2020		0.00%	0.00%	30.99	30.99	424,364	13,150,802	19.82%	19.82%	1.30%
	2019		0.00%	0.00%	25.86	25.86	586,246	15,161,707	30.29%	30.29%	1.71%
	2018		0.00%	0.00%	19.85	19.85	575,092	11,415,656	-4.93%	-4.93%	1.53%
	2017		0.00%	0.00%	20.88	20.88	543,609	11,350,052	20.17%	20.17%	1.65%
	2016		0.00%	0.00%	17.37	17.37	485,561	8,436,594	12.14%	12.14%	1.66%
LVIP Vanguard International Equity ETF Fund - Standard Class
	2020		0.00%	0.20%	14.88	15.60	443,699	6,919,503	10.64%	10.89%	2.26%
	2019		0.00%	0.20%	13.45	14.06	454,576	6,392,746	21.95%	22.20%	3.43%
	2018		0.00%	0.20%	11.03	11.51	502,244	5,779,999	-14.92%	-14.71%	2.10%
	2017		0.00%	0.20%	13.49	13.49	499,969	6,745,898	28.31%	28.31%	2.09%
	2016		0.00%	0.00%	10.52	10.52	519,269	5,460,621	3.72%	3.72%	2.41%
LVIP Wellington Capital Growth Fund - Standard Class
	2020		0.00%	0.20%	50.78	50.78	84,773	4,297,781	43.03%	43.03%	0.00%
	2019		0.00%	0.00%	35.50	35.50	71,464	2,537,146	41.38%	41.38%	0.00%
	2018		0.00%	0.00%	25.11	25.11	330,212	8,291,787	1.35%	1.35%	0.00%
	2017		0.00%	0.00%	24.78	24.78	284,287	7,043,264	35.87%	35.87%	0.00%
	2016		0.00%	0.00%	18.24	18.24	6,924	126,262	0.10%	0.10%	0.00%
LVIP Wellington Mid-Cap Value Fund - Standard Class
	2020		0.00%	0.20%	18.16	21.45	62,490	1,339,562	1.55%	1.77%	0.93%
	2019		0.00%	0.20%	17.88	21.07	63,784	1,343,514	30.30%	30.59%	0.94%
	2018		0.00%	0.20%	13.72	16.14	96,663	1,559,358	-14.73%	-14.53%	0.61%
	2017		0.00%	0.20%	16.10	18.88	121,403	2,291,691	13.20%	13.43%	0.35%
	2016		0.00%	0.20%	14.22	16.65	177,788	2,959,080	12.83%	13.07%	0.49%
LVIP Western Asset Core Bond Fund - Standard Class
	2020	12/21/20	0.00%	0.00%	10.69	10.69	510	5,455	0.48%	0.48%	0.00%
M Capital Appreciation Fund
	2020		0.00%	0.00%	43.76	43.76	2,392	104,681	17.73%	17.73%	0.00%
	2019		0.00%	0.00%	37.17	37.17	8,636	321,029	28.85%	28.85%	0.31%
	2018		0.00%	0.00%	28.85	28.85	10,530	303,786	-14.15%	-14.15%	0.30%
	2017		0.00%	0.00%	33.60	33.60	14,738	495,245	19.02%	19.02%	0.00%
	2016		0.00%	0.00%	28.23	28.23	15,595	440,314	21.06%	21.06%	0.00%
M International Equity Fund
	2020		0.00%	0.00%	16.01	16.01	842	13,476	8.90%	8.90%	1.52%
	2019		0.00%	0.00%	14.70	14.70	998	14,674	20.32%	20.32%	2.91%
	2018		0.00%	0.00%	12.22	12.22	848	10,360	-20.57%	-20.57%	0.19%
	2017		0.00%	0.00%	15.38	15.38	22,136	340,537	24.05%	24.05%	1.72%
	2016		0.00%	0.00%	12.40	12.40	24,572	304,723	-0.05%	-0.05%	0.12%
M Large Cap Growth Fund
	2020		0.00%	0.00%	52.25	52.25	555	29,014	28.89%	28.89%	0.00%
	2019		0.00%	0.00%	40.54	40.54	628	25,472	36.09%	36.09%	0.00%
	2018		0.00%	0.00%	29.79	29.79	573	17,080	-4.95%	-4.95%	0.00%
	2017		0.00%	0.00%	31.34	31.34	518	16,245	38.97%	38.97%	0.00%
	2016		0.00%	0.00%	22.55	22.55	3,179	71,689	-2.32%	-2.32%	0.00%
M Large Cap Value Fund
	2020		0.00%	0.00%	23.85	23.85	654	15,595	-3.16%	-3.16%	1.81%
	2019		0.00%	0.00%	24.63	24.63	754	18,572	21.52%	21.52%	1.82%
	2018		0.00%	0.00%	20.27	20.27	666	13,506	-12.07%	-12.07%	1.50%
	2017		0.00%	0.00%	23.05	23.05	587	13,536	14.99%	14.99%	0.60%
	2016		0.00%	0.00%	20.05	20.05	3,585	71,857	9.64%	9.64%	0.08%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
MFS® VIT Growth Series - Initial Class
	2020		0.00%	0.20%	$13.99	$78.23	2,191,042	$93,109,798	31.59%	31.86%	0.00%
	2019		0.00%	0.20%	21.89	59.39	2,511,664	83,349,902	37.87%	38.15%	0.00%
	2018		0.00%	0.20%	15.86	43.03	2,853,082	72,387,620	2.46%	2.67%	0.09%
	2017		0.00%	0.20%	15.46	41.95	2,827,177	68,590,784	31.14%	31.40%	0.11%
	2016		0.00%	0.40%	11.78	31.96	2,791,639	52,062,665	2.03%	2.44%	0.04%
MFS® VIT Mid Cap Growth Series - Initial Class
	2020		0.00%	0.20%	17.78	17.88	336,944	6,017,048	36.21%	36.48%	0.00%
	2019	2/21/19	0.00%	0.20%	13.05	13.10	506,098	6,625,967	10.86%	20.76%	0.00%
MFS® VIT New Discovery Series - Initial Class
	2020		0.00%	0.00%	27.41	27.41	225,107	6,170,271	45.89%	45.89%	0.00%
	2019		0.00%	0.00%	18.79	18.79	175,516	3,297,736	41.70%	41.70%	0.00%
	2018		0.00%	0.00%	13.26	13.26	6,350	84,198	-1.48%	-1.48%	0.00%
	2017		0.00%	0.00%	13.46	13.46	658	8,851	26.65%	26.65%	0.00%
	2016		0.00%	0.00%	10.63	10.63	2,205	23,428	9.05%	9.05%	0.00%
MFS® VIT Research Series - Initial Class
	2020		0.10%	0.35%	12.32	36.70	10,864	147,216	16.17%	16.48%	0.72%
	2019		0.10%	0.35%	31.09	31.54	10,081	140,724	32.48%	32.68%	0.78%
	2018		0.20%	0.35%	23.47	23.77	4,903	116,458	-4.70%	-4.56%	0.70%
	2017		0.20%	0.35%	24.62	24.91	4,528	112,698	22.93%	23.12%	1.41%
	2016		0.20%	0.35%	20.03	20.23	4,717	95,348	8.36%	8.52%	0.69%
MFS® VIT Total Return Bond Series - Initial Class
	2020	1/6/20	0.00%	0.00%	11.47	11.47	1,347	15,457	7.91%	7.91%	1.71%
MFS® VIT Total Return Series - Initial Class
	2020		0.00%	0.20%	11.33	31.35	2,689,340	66,415,784	9.59%	9.81%	2.38%
	2019		0.00%	0.20%	14.29	28.57	2,808,231	62,793,183	20.14%	20.38%	2.39%
	2018		0.00%	0.35%	11.88	23.76	2,775,961	51,506,807	-5.95%	-5.61%	2.27%
	2017		0.00%	0.35%	12.60	25.20	2,498,773	47,922,431	11.93%	12.30%	2.46%
	2016		0.00%	0.40%	11.23	22.46	2,573,913	43,672,111	8.66%	9.09%	2.72%
MFS® VIT Utilities Series - Initial Class
	2020		0.00%	0.20%	10.73	63.31	308,978	8,518,354	5.69%	5.90%	2.52%
	2019		0.00%	0.20%	13.58	59.84	355,409	9,650,043	24.81%	25.07%	3.76%
	2018		0.00%	0.20%	10.87	47.90	360,532	8,268,729	0.86%	1.06%	1.13%
	2017		0.00%	0.20%	10.76	47.44	619,989	15,479,452	14.60%	14.83%	4.32%
	2016		0.00%	0.40%	9.38	41.35	568,144	12,352,565	11.03%	11.47%	3.75%
MFS® VIT II Core Equity Portfolio - Initial Class
	2020		0.10%	0.35%	12.58	51.97	108,837	2,639,928	18.28%	18.59%	0.71%
	2019		0.10%	0.35%	23.00	43.83	115,604	2,340,716	32.74%	33.06%	0.78%
	2018		0.10%	0.35%	17.31	32.94	118,150	2,523,869	-4.15%	-3.93%	0.68%
	2017		0.10%	0.35%	18.03	34.28	120,641	2,670,076	24.39%	24.70%	0.96%
	2016		0.10%	0.35%	14.47	27.49	119,097	2,083,496	10.98%	11.26%	0.70%
MFS® VIT II Technology Portfolio - Initial Class
	2020		0.00%	0.20%	19.72	19.72	126,032	2,485,311	46.84%	46.84%	0.00%
	2019	6/6/19	0.00%	0.00%	13.43	13.43	4,170	55,997	12.00%	12.00%	0.00%
MFS® VIT III Mid Cap Value Portfolio - Initial Class
	2020		0.00%	0.00%	14.36	14.36	443,655	6,371,232	3.87%	3.87%	1.23%
	2019		0.00%	0.00%	13.83	13.83	605,904	8,377,149	31.12%	31.12%	1.04%
	2018		0.00%	0.00%	10.54	10.54	261,409	2,756,426	-11.45%	-11.45%	1.02%
	2017	1/4/17	0.00%	0.00%	11.91	11.91	207,460	2,470,392	11.65%	11.65%	1.46%
Neuberger Berman AMT Large Cap Value Portfolio - I Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.41%
	2018		0.20%	0.20%	19.68	19.68	8,477	166,818	-1.24%	-1.24%	1.23%
	2017		0.20%	0.20%	19.93	19.93	7,967	158,745	13.13%	13.13%	0.63%
	2016		0.20%	0.20%	17.61	17.61	8,574	151,016	27.11%	27.11%	0.69%
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
	2020		0.00%	0.35%	14.69	69.87	194,973	3,821,067	39.43%	39.98%	0.00%
	2019		0.00%	0.35%	17.30	49.96	190,025	3,151,990	32.28%	32.75%	0.00%
	2018		0.00%	0.35%	13.08	37.67	166,032	3,433,943	-6.76%	-6.40%	0.00%
	2017		0.00%	0.35%	14.03	40.29	181,425	4,080,244	24.85%	25.29%	0.00%
	2016		0.00%	0.40%	11.23	32.19	182,655	3,273,555	3.99%	4.40%	0.00%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
	2020		0.00%	0.35%	$12.35	$35.44	32,338	$628,929	-2.96%	-2.62%	0.89%
	2019		0.00%	0.35%	12.73	36.43	59,275	1,287,369	16.34%	16.74%	0.69%
	2018		0.00%	0.35%	10.94	31.23	70,603	1,454,367	-15.57%	-15.28%	0.63%
	2017		0.00%	0.35%	12.96	36.90	84,941	2,145,655	16.33%	16.74%	0.77%
	2016		0.00%	0.35%	11.14	31.64	102,341	2,096,813	15.76%	16.17%	0.59%
Neuberger Berman AMT Sustainable Equity Portfolio - I Class
	2020		0.10%	0.10%	12.64	12.64	320	4,039	19.49%	19.49%	0.26%
	2019	4/30/19	0.10%	0.20%	10.58	24.11	2,732	29,113	5.77%	9.25%	0.32%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class
	2020		0.00%	0.20%	6.05	9.04	1,124,949	10,079,584	1.15%	1.35%	6.39%
	2019		0.00%	0.20%	5.98	8.91	1,045,901	9,256,982	11.21%	11.43%	4.43%
	2018		0.00%	0.20%	5.38	8.00	1,018,741	8,090,438	-14.30%	-14.13%	2.10%
	2017		0.00%	0.20%	6.28	9.32	1,045,643	9,716,545	2.08%	2.15%	11.08%
	2016		0.00%	0.20%	6.15	9.12	991,707	9,044,659	14.93%	15.16%	1.04%
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class
	2020		0.00%	0.20%	10.95	10.95	30,621	333,471	10.12%	10.12%	1.72%
	2019	4/5/19	0.00%	0.00%	9.94	9.94	3,268	32,497	3.67%	3.67%	1.83%
	2018	4/5/18	0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.09%
PIMCO VIT Real Return Portfolio - Administrative Class
	2020		0.00%	0.20%	11.98	12.08	273,701	3,297,604	11.49%	11.71%	1.42%
	2019		0.00%	0.20%	10.82	10.82	175,564	1,895,796	8.44%	8.44%	1.74%
	2018		0.00%	0.00%	9.98	9.98	102,262	1,020,070	-2.21%	-2.21%	2.41%
	2017		0.00%	0.00%	10.20	10.20	94,922	968,233	3.65%	3.65%	2.61%
	2016	12/16/16	0.00%	0.00%	9.84	9.84	4,660	45,856	1.81%	1.81%	0.07%
PIMCO VIT Total Return Portfolio - Administrative Class
	2020		0.00%	0.20%	12.68	12.78	2,271,698	29,034,238	8.54%	8.65%	2.09%
	2019		0.00%	0.10%	11.69	11.76	1,865,855	21,948,963	8.25%	8.36%	2.89%
	2018		0.00%	0.10%	10.86	10.86	325,126	3,529,233	-0.53%	-0.53%	2.57%
	2017		0.00%	0.00%	10.91	10.91	175,909	1,919,886	4.92%	4.92%	2.03%
	2016		0.00%	0.20%	10.33	10.40	186,136	1,936,329	2.48%	2.68%	1.85%
Putnam VT Multi-Asset Absolute Return Fund - Class IA
	2018		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.63%
	2017	10/11/17	0.00%	0.00%	10.96	10.96	621	6,803	1.78%	1.78%	0.00%
T. Rowe Price Equity Income Portfolio
	2020		0.00%	0.00%	25.82	25.82	210,245	5,429,435	1.18%	1.18%	2.27%
	2019		0.00%	0.20%	17.77	25.52	264,031	6,726,086	26.15%	26.40%	2.32%
	2018		0.00%	0.20%	14.08	20.19	542,973	10,953,682	-9.68%	-9.50%	2.02%
	2017		0.00%	0.20%	15.59	22.31	516,539	11,513,865	15.79%	16.02%	1.71%
	2016		0.00%	0.20%	13.47	19.23	547,973	10,524,039	18.93%	19.17%	2.23%
Templeton Foreign VIP Fund - Class 2
	2020		0.10%	0.20%	10.29	13.47	18,373	191,368	-1.35%	-1.26%	3.40%
	2019		0.10%	0.20%	13.66	13.66	17,942	196,644	12.30%	12.30%	2.09%
	2018		0.20%	0.20%	12.16	12.16	59,401	722,512	-15.61%	-15.61%	3.71%
	2017		0.20%	0.20%	14.41	14.41	56,166	809,526	16.46%	16.46%	2.55%
	2016		0.20%	0.20%	12.38	12.38	52,817	653,677	6.96%	6.96%	1.82%
Templeton Global Bond VIP Fund - Class 1
	2020		0.00%	0.20%	9.62	21.84	639,707	9,980,318	-5.26%	-5.07%	7.67%
	2019		0.00%	0.20%	10.40	23.01	766,892	12,633,369	2.05%	2.26%	7.36%
	2018		0.00%	0.20%	10.19	22.50	719,378	11,819,920	2.01%	2.21%	0.00%
	2017		0.00%	0.40%	9.99	22.01	844,132	13,346,881	1.95%	2.15%	0.00%
	2016		0.00%	0.40%	9.80	21.55	607,868	9,880,037	2.80%	3.21%	0.00%
Templeton Growth VIP Fund - Class 1
	2020		0.00%	0.35%	11.56	26.30	84,164	1,178,538	5.62%	5.99%	3.16%
	2019		0.00%	0.35%	10.95	24.84	87,832	1,174,472	15.03%	15.43%	3.00%
	2018		0.00%	0.35%	9.52	21.55	89,335	1,047,309	-14.91%	-14.61%	2.22%
	2017		0.00%	0.35%	11.18	25.26	89,928	1,235,896	18.35%	18.77%	1.83%
	2016		0.00%	0.40%	9.45	21.49	90,110	1,051,452	9.45%	9.90%	2.24%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Templeton Growth VIP Fund - Class 2
	2020		0.10%	0.10%	$10.96	$10.96	1,661	$18,204	5.69%	5.69%	2.37%
	2019		0.10%	0.20%	17.74	17.74	1,199	12,497	14.93%	14.93%	2.38%
	2018		0.20%	0.20%	15.44	15.44	1,257	19,403	-15.02%	-15.02%	1.86%
	2017		0.20%	0.20%	18.16	18.16	1,331	24,186	18.26%	18.26%	1.71%
	2016		0.20%	0.20%	15.36	15.36	1,575	24,187	9.40%	9.40%	1.82%
Wells Fargo VT Discovery Fund - Class 2
	2020		0.00%	0.00%	30.55	30.55	5,681	173,556	62.65%	62.65%	0.00%
	2019		0.00%	0.00%	18.78	18.78	3,079	57,831	39.02%	39.02%	0.00%
	2018		0.00%	0.00%	13.51	13.51	12,913	174,474	-7.06%	-7.06%	0.00%
	2017		0.00%	0.00%	14.54	14.54	6,180	89,846	29.13%	29.13%	0.00%
	2016		0.00%	0.00%	11.26	11.26	5,774	65,009	7.65%	7.65%	0.00%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2020:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio - Class A	$636,149	$122,624
AB VPS Growth and Income Portfolio - Class A	149,013	135,466
AB VPS International Value Portfolio - Class A	333,821	572,869
AB VPS Large Cap Growth Portfolio - Class A	381,216	314,238
AB VPS Small/Mid Cap Value Portfolio - Class A	2,381,490	2,697,467
American Century VP Disciplined Core Value Fund - Class I	3,846,626	2,571,062
American Century VP Inflation Protection Fund - Class II	13,282,431	11,280,377
American Century VP International Fund - Class I	454,240	155,188
American Century VP Mid Cap Value - Class I	99,070	314,166
American Funds Bond Fund - Class 2	633,900	91,154

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
American Funds Capital Income Builder® - Class 2	$109,432	$62,937
American Funds Global Growth Fund - Class 2	19,064,782	16,383,767
American Funds Global Small Capitalization Fund - Class 2	1,658,705	2,269,471
American Funds Growth Fund - Class 2	11,217,479	11,671,176
American Funds Growth-Income Fund - Class 2	14,327,292	12,961,190
American Funds High-Income Bond Fund - Class 2	3,441,172	1,848,835
American Funds International Fund - Class 2	14,692,963	22,233,007
Delaware VIP® International Series - Standard Class	635,234	2,205
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	13,222,160	12,609,798
BlackRock Equity Dividend V.I. Fund - Class I	297,909	1,134,977
BlackRock Global Allocation V.I. Fund - Class I	7,806,519	8,030,228
BlackRock High Yield V.I. Fund - Class I	142,825	171,752
ClearBridge Variable Aggressive Growth Portfolio - Class I	158,359	123,330
ClearBridge Variable Mid Cap Portfolio - Class I	139,186	138,999
ClearBridge Variable Small Cap Growth Portfolio - Class I	1,234,209	910,003
Delaware VIP® Diversified Income Series - Standard Class	13,667,265	11,783,903
Delaware VIP® Emerging Markets Series - Standard Class	9,713,840	14,272,280
Delaware VIP® High Yield Series - Standard Class	3,044,597	2,970,759
Delaware VIP® International Value Equity Series - Standard Class	279,091	746,787
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	20,620,441	17,729,852
Delaware VIP® REIT Series - Standard Class	8,842,316	7,797,459
Delaware VIP® Small Cap Value Series - Standard Class	13,716,007	12,080,164
Delaware VIP® Smid Cap Core Series - Standard Class	2,666,924	5,450,697
Delaware VIP® U.S. Growth Series - Standard Class	534,954	1,269,779
Delaware VIP® Value Series - Standard Class	12,346,750	13,395,753
DWS Alternative Asset Allocation VIP Portfolio - Class A	255,092	124,573
DWS Equity 500 Index VIP Portfolio - Class A	17,225,732	24,301,194
DWS Small Cap Index VIP Portfolio - Class A	30,927,913	24,402,414
Eaton Vance VT Floating-Rate Income Fund - Initial Class	197,532	268,218
Fidelity® VIP Asset Manager Portfolio - Service Class	2,206,088	764,087
Fidelity® VIP Contrafund® Portfolio - Service Class	2,097,904	4,530,007
Fidelity® VIP Equity-Income Portfolio - Service Class	380,075	550,623
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	6,776,542	11,360,453
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	1,809,506	1,873,098
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	11,449,725	11,137,568
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	872,486	1,380,024
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	11,951,453	9,635,736
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	206,590	223,336
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	1,507,754	1,019,321
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	970	5,711
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	33,612	31,314
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	3,209,093	2,821,030
Fidelity® VIP Growth Portfolio - Service Class	3,682,898	1,730,927
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	18,703,264	6,901,699
Fidelity® VIP Mid Cap Portfolio - Service Class	3,611,206	4,221,445
Fidelity® VIP Overseas Portfolio - Service Class	3,241,127	2,119,742
Fidelity® VIP Real Estate Portfolio - Service Class	56,170	7,346
Franklin Income VIP Fund - Class 1	9,651,292	13,188,242
Franklin Mutual Shares VIP Fund - Class 1	928,498	627,814
Franklin Rising Dividends VIP Fund - Class 1	412,519	264,126
Franklin Small Cap Value VIP Fund - Class 2	258,342	616,634
Franklin Small-Mid Cap Growth VIP Fund - Class 1	391,450	253,544
Franklin Small-Mid Cap Growth VIP Fund - Class 2	43,967	33,171
Franklin U.S. Government Securities VIP Fund - Class 1	3,143,494	2,836,140
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	12,524	12,904
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	247,460	284,135
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares	183,077	139,204
Invesco V.I. Comstock Fund - Series I Shares	1,138,374	240,208
Invesco V.I. Growth and Income Fund - Series I Shares	1,809,729	3,003,072
Ivy VIP Asset Strategy Portfolio - Class II	11,497	11,569
Janus Henderson Balanced Portfolio - Institutional Shares	142,788	3,653,377

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Janus Henderson Balanced Portfolio - Service Shares	$204,575	$1,604,878
Janus Henderson Enterprise Portfolio - Institutional Shares	831,590	5,664,798
Janus Henderson Enterprise Portfolio - Service Shares	195,965	9,462,706
Janus Henderson Flexible Bond Portfolio - Institutional Shares	170,665	65,031
Janus Henderson Flexible Bond Portfolio - Service Shares	179,679	121,754
Janus Henderson Global Research Portfolio - Institutional Shares	91,130	85,930
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	29,421	20,514
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	21,993,966	20,639,181
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	3,318,006	588,253
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	1,741	2,393
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1	11,354	9,839
LVIP Baron Growth Opportunities Fund - Service Class	10,832,675	12,112,199
LVIP Baron Growth Opportunities Fund - Standard Class	13,582	126,450
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	424,252	349,144
LVIP BlackRock Global Real Estate Fund - Standard Class	897,900	1,021,205
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	5,593,044	4,238,133
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	108,931	545,051
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	564,581	467,243
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	51,262	7,540
LVIP Delaware Bond Fund - Standard Class	72,262,513	65,037,734
LVIP Delaware Diversified Floating Rate Fund - Standard Class	270,468	252,383
LVIP Delaware Mid Cap Value Fund - Standard Class	6,407,884	5,031,684
LVIP Delaware Social Awareness Fund - Standard Class	278,003	577,909
LVIP Delaware Wealth Builder Fund - Standard Class	22,084	45,285
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	111,835	133,163
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	3,305,146	5,088,683
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	17,178	33,825
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	538,061	508,259
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	670,301	97,929
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	341,401	408,906
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	73	103
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	210,195	674,293
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	230,656	365,879
LVIP Global Income Fund - Standard Class	1,960,568	3,637,443
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	227,150	166,523
LVIP Government Money Market Fund - Standard Class	213,561,257	185,210,599
LVIP JPMorgan High Yield Fund - Standard Class	7,100,911	9,005,071
LVIP JPMorgan Retirement Income Fund - Standard Class	7,326	7,513
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	21,865	70,291
LVIP MFS International Growth Fund - Standard Class	5,618,230	3,898,461
LVIP MFS Value Fund - Standard Class	20,569,299	26,215,515
LVIP Mondrian International Value Fund - Standard Class	3,686,390	5,306,561
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	22,254	25,004
LVIP PIMCO Low Duration Bond Fund - Standard Class	1,259,577	1,145,930
LVIP SSGA Bond Index Fund - Standard Class	25,498,836	15,942,306
LVIP SSGA Conservative Index Allocation Fund - Standard Class	246,014	51,561
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	73,957	122,008
LVIP SSGA Developed International 150 Fund - Standard Class	1,773,573	2,261,386
LVIP SSGA Emerging Markets 100 Fund - Standard Class	157,186	599,048
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	1,018,383	90,398
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	70,704	167,359
LVIP SSGA International Index Fund - Standard Class	14,017,880	13,311,074
LVIP SSGA International Managed Volatility Fund - Standard Class	12,271	11,312
LVIP SSGA Large Cap 100 Fund - Standard Class	2,780,774	4,083,460
LVIP SSGA Mid-Cap Index Fund - Standard Class	18,212,687	18,249,296
LVIP SSGA Moderate Index Allocation Fund - Standard Class	821,313	174,632
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	19,518	11,018
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	66,075	87,292
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	85,315	47,268
LVIP SSGA S&P 500 Index Fund - Standard Class	64,483,694	88,359,514
LVIP SSGA Short-Term Bond Index Fund - Standard Class	91,490	64,143

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP SSGA Small-Cap Index Fund - Standard Class	$20,289,254	$24,435,993
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	738,676	1,273,655
LVIP T. Rowe Price 2010 Fund - Standard Class	893,184	3,098,487
LVIP T. Rowe Price 2020 Fund - Standard Class	16,551,188	16,809,064
LVIP T. Rowe Price 2030 Fund - Standard Class	13,438,032	15,265,873
LVIP T. Rowe Price 2040 Fund - Standard Class	3,088,552	4,716,847
LVIP T. Rowe Price 2050 Fund - Standard Class	995,284	1,672,694
LVIP T. Rowe Price Growth Stock Fund - Standard Class	39,797,805	39,568,621
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	9,859,095	13,489,351
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	9,089	115,021
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	4,592,036	8,834,794
LVIP Vanguard International Equity ETF Fund - Standard Class	1,411,283	1,450,068
LVIP Wellington Capital Growth Fund - Standard Class	3,742,943	2,965,926
LVIP Wellington Mid-Cap Value Fund - Standard Class	424,541	358,674
LVIP Western Asset Core Bond Fund - Standard Class	5,429	—
M Capital Appreciation Fund	9,103	230,515
M International Equity Fund	2,261	4,309
M Large Cap Growth Fund	5,403	5,765
M Large Cap Value Fund	2,558	4,216
MFS® VIT Growth Series - Initial Class	27,495,316	35,898,896
MFS® VIT Mid Cap Growth Series - Initial Class	1,705,714	3,585,947
MFS® VIT New Discovery Series - Initial Class	3,815,732	2,558,049
MFS® VIT Research Series - Initial Class	6,116	14,781
MFS® VIT Total Return Bond Series - Initial Class	22,752	7,638
MFS® VIT Total Return Series - Initial Class	11,187,792	10,578,743
MFS® VIT Utilities Series - Initial Class	1,838,860	3,045,971
MFS® VIT II Core Equity Portfolio - Initial Class	293,864	255,728
MFS® VIT II Technology Portfolio - Initial Class	2,214,981	176,968
MFS® VIT III Mid Cap Value Portfolio - Initial Class	3,098,585	4,799,257
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	327,681	688,975
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	211,318	793,606
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	291	22,801
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	2,320,078	1,161,450
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	305,978	10,849
PIMCO VIT Real Return Portfolio - Administrative Class	2,652,454	1,477,453
PIMCO VIT Total Return Portfolio - Administrative Class	29,084,631	23,429,730
Putnam VT Multi-Asset Absolute Return Fund - Class IA	12,524	12,498
T. Rowe Price Equity Income Portfolio	2,099,785	3,139,357
Templeton Foreign VIP Fund - Class 2	21,377	16,750
Templeton Global Bond VIP Fund - Class 1	6,626,910	7,910,925
Templeton Growth VIP Fund - Class 1	51,003	74,609
Templeton Growth VIP Fund - Class 2	7,544	2,995
Wells Fargo VT Discovery Fund - Class 2	86,693	9,431

5. Investments

The following is a summary of investments owned at December 31, 2020:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio - Class A	28,622	$42.40	$1,213,563	$943,669
AB VPS Growth and Income Portfolio - Class A	44,279	28.97	1,282,775	1,134,052
AB VPS International Value Portfolio - Class A	160,354	14.45	2,317,119	2,374,808
AB VPS Large Cap Growth Portfolio - Class A	28,886	77.09	2,226,840	1,474,841
AB VPS Small/Mid Cap Value Portfolio - Class A	707,878	17.39	12,309,991	12,634,317
American Century VP Disciplined Core Value Fund - Class I	708,795	10.28	7,286,415	6,308,061
American Century VP Inflation Protection Fund - Class II	1,456,746	11.09	16,155,312	15,443,200
American Century VP International Fund - Class I	98,076	14.10	1,382,869	1,110,318
American Century VP Mid Cap Value - Class I	21,451	20.54	440,609	429,209
American Funds Bond Fund - Class 2	65,122	11.73	763,881	746,658

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
American Funds Capital Income Builder® - Class 2	25,734	$10.87	$279,723	$265,145
American Funds Global Growth Fund - Class 2	1,089,515	40.72	44,365,043	33,620,215
American Funds Global Small Capitalization Fund - Class 2	268,485	31.56	8,473,385	6,309,879
American Funds Growth Fund - Class 2	613,857	119.17	73,153,366	45,321,071
American Funds Growth-Income Fund - Class 2	348,771	54.66	19,063,839	16,879,146
American Funds High-Income Bond Fund - Class 2	951,058	9.61	9,139,666	9,374,066
American Funds International Fund - Class 2	4,584,635	23.54	107,922,317	87,131,621
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	648,699	12.89	8,361,734	8,181,804
BlackRock Equity Dividend V.I. Fund - Class I	28,155	11.68	328,852	311,606
BlackRock Global Allocation V.I. Fund - Class I	599,862	19.49	11,691,305	10,545,662
BlackRock High Yield V.I. Fund - Class I	7,792	7.56	58,910	56,304
ClearBridge Variable Aggressive Growth Portfolio - Class I	7,009	30.04	210,537	192,767
ClearBridge Variable Mid Cap Portfolio - Class I	39,404	25.62	1,009,532	771,034
ClearBridge Variable Small Cap Growth Portfolio - Class I	104,193	36.60	3,813,480	2,870,604
Delaware VIP® Diversified Income Series - Standard Class	3,494,936	11.56	40,401,466	37,425,528
Delaware VIP® Emerging Markets Series - Standard Class	1,772,045	29.42	52,133,577	37,279,454
Delaware VIP® High Yield Series - Standard Class	1,524,313	5.10	7,773,998	7,650,244
Delaware VIP® International Series - Standard Class	33,636	19.16	644,468	633,032
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	2,775,888	10.06	27,925,434	27,216,032
Delaware VIP® REIT Series - Standard Class	1,822,326	12.09	22,031,916	23,336,350
Delaware VIP® Small Cap Value Series - Standard Class	1,673,390	34.16	57,162,998	56,511,872
Delaware VIP® Smid Cap Core Series - Standard Class	373,507	24.74	9,240,562	8,648,168
Delaware VIP® U.S. Growth Series - Standard Class	332,627	13.77	4,580,277	3,475,736
Delaware VIP® Value Series - Standard Class	2,255,159	28.81	64,971,123	58,854,690
DWS Alternative Asset Allocation VIP Portfolio - Class A	79,589	13.70	1,090,366	1,036,832
DWS Equity 500 Index VIP Portfolio - Class A	7,347,232	24.97	183,460,379	132,727,820
DWS Small Cap Index VIP Portfolio - Class A	7,875,643	17.39	136,957,426	111,816,167
Eaton Vance VT Floating-Rate Income Fund - Initial Class	15,263	9.03	137,823	137,670
Fidelity® VIP Asset Manager Portfolio - Service Class	143,720	16.86	2,423,122	2,345,370
Fidelity® VIP Contrafund® Portfolio - Service Class	566,341	47.89	27,122,051	19,011,306
Fidelity® VIP Equity-Income Portfolio - Service Class	47,077	23.74	1,117,604	1,029,754
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	1,423,222	14.97	21,305,634	18,772,947
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	167,442	16.79	2,811,345	2,495,012
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	1,545,557	16.79	25,949,906	21,867,258
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	69,062	27.27	1,883,330	1,531,165
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	705,412	25.91	18,277,234	15,229,158
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	12,990	26.03	338,140	279,000
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	173,920	23.39	4,067,981	3,277,991
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	601	12.66	7,607	6,057
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	1,422	12.65	17,987	15,514
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	394,890	12.73	5,026,945	4,682,136
Fidelity® VIP Growth Portfolio - Service Class	155,245	102.42	15,900,239	11,160,167
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	2,200,369	13.92	30,629,139	28,848,678
Fidelity® VIP Mid Cap Portfolio - Service Class	358,006	38.28	13,704,466	11,557,819
Fidelity® VIP Overseas Portfolio - Service Class	142,101	26.40	3,751,456	3,245,766
Fidelity® VIP Real Estate Portfolio - Service Class	2,793	17.35	48,454	48,129
Franklin Income VIP Fund - Class 1	386,288	15.65	6,045,406	5,827,290
Franklin Mutual Shares VIP Fund - Class 1	188,695	16.93	3,194,608	3,467,940
Franklin Rising Dividends VIP Fund - Class 1	25,583	30.17	771,853	662,021
Franklin Small Cap Value VIP Fund - Class 2	51,377	14.50	744,973	763,326
Franklin Small-Mid Cap Growth VIP Fund - Class 1	47,588	26.99	1,284,387	972,670
Franklin Small-Mid Cap Growth VIP Fund - Class 2	10,182	23.11	235,301	167,486
Franklin U.S. Government Securities VIP Fund - Class 1	578,190	12.37	7,152,207	7,248,136
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	122,217	17.39	2,125,356	1,921,522
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares	22,673	27.42	621,699	494,077
Invesco V.I. Comstock Fund - Series I Shares	101,556	16.13	1,638,101	1,636,608
Invesco V.I. Growth and Income Fund - Series I Shares	33,923	18.72	635,044	583,041
Janus Henderson Balanced Portfolio - Institutional Shares	42,081	43.58	1,833,894	1,613,513
Janus Henderson Balanced Portfolio - Service Shares	61,564	46.10	2,838,091	2,118,267
Janus Henderson Enterprise Portfolio - Institutional Shares	25,777	94.21	2,428,442	1,993,939
Janus Henderson Enterprise Portfolio - Service Shares	33,388	87.46	2,920,111	1,953,499

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Janus Henderson Flexible Bond Portfolio - Institutional Shares	23,213	$12.75	$295,970	$280,486
Janus Henderson Flexible Bond Portfolio - Service Shares	260,716	13.98	3,644,803	3,381,596
Janus Henderson Global Research Portfolio - Institutional Shares	9,126	63.62	580,588	483,932
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	9,391	20.50	192,523	132,154
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	485,678	11.88	5,769,852	5,602,969
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	166,777	19.81	3,303,851	2,862,652
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	4,459	11.33	50,521	46,024
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1	42	24.11	1,016	838
LVIP Baron Growth Opportunities Fund - Service Class	723,420	78.92	57,089,407	35,957,605
LVIP Baron Growth Opportunities Fund - Standard Class	1,754	81.83	143,556	85,458
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	68,259	20.69	1,412,341	1,247,654
LVIP BlackRock Global Real Estate Fund - Standard Class	355,707	8.71	3,098,920	3,178,246
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,301,187	10.56	13,741,840	13,232,619
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	23,821	45.41	1,081,827	811,808
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	54,203	21.90	1,187,090	826,702
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	7,833	14.93	116,940	102,624
LVIP Delaware Bond Fund - Standard Class	15,690,449	14.40	226,005,225	219,480,204
LVIP Delaware Diversified Floating Rate Fund - Standard Class	49,764	9.99	497,045	500,747
LVIP Delaware Mid Cap Value Fund - Standard Class	639,447	35.34	22,599,342	23,090,139
LVIP Delaware Social Awareness Fund - Standard Class	42,259	45.60	1,926,947	1,683,475
LVIP Delaware Wealth Builder Fund - Standard Class	34,209	12.10	413,791	448,948
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	79,045	9.32	736,460	748,901
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	351,319	38.20	13,420,739	11,432,144
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	7,893	16.37	129,204	102,419
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	82,604	18.82	1,554,193	1,239,919
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	179,655	11.21	2,013,218	1,928,791
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	62,821	39.55	2,484,244	2,078,776
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	33	12.25	399	357
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	223,436	14.51	3,242,057	3,020,890
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	146,090	14.96	2,186,096	1,933,110
LVIP Global Income Fund - Standard Class	361,882	12.09	4,373,708	4,194,389
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	198,773	15.26	3,034,069	2,774,862
LVIP Government Money Market Fund - Standard Class	20,987,417	10.00	209,874,169	209,874,169
LVIP JPMorgan High Yield Fund - Standard Class	2,755,726	10.62	29,276,837	29,325,277
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	4,874	17.64	85,970	75,938
LVIP MFS International Growth Fund - Standard Class	348,959	21.75	7,589,852	6,438,007
LVIP MFS Value Fund - Standard Class	1,801,250	47.41	85,391,871	69,101,992
LVIP Mondrian International Value Fund - Standard Class	1,236,503	15.34	18,969,192	19,993,509
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	347	12.24	4,250	4,183
LVIP PIMCO Low Duration Bond Fund - Standard Class	42,464	10.09	428,246	430,679
LVIP SSGA Bond Index Fund - Standard Class	3,330,130	12.06	40,151,377	38,864,926
LVIP SSGA Conservative Index Allocation Fund - Standard Class	88,080	14.73	1,297,685	1,140,259
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	76,405	12.59	961,553	888,593
LVIP SSGA Developed International 150 Fund - Standard Class	474,645	7.63	3,621,541	3,675,466
LVIP SSGA Emerging Markets 100 Fund - Standard Class	50,887	8.53	433,968	441,221
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	81,842	13.25	1,083,996	968,929
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	45,942	12.45	571,789	530,052
LVIP SSGA International Index Fund - Standard Class	5,486,142	10.37	56,913,241	49,470,675
LVIP SSGA International Managed Volatility Fund - Standard Class	1,840	9.63	17,724	16,821
LVIP SSGA Large Cap 100 Fund - Standard Class	316,433	12.92	4,087,370	3,944,550
LVIP SSGA Mid-Cap Index Fund - Standard Class	4,160,900	12.76	53,105,564	47,079,509
LVIP SSGA Moderate Index Allocation Fund - Standard Class	497,273	16.89	8,397,445	6,975,918
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	7,506	13.55	101,733	94,258
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	12,941	17.48	226,253	188,093
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	28,749	14.00	402,539	372,307
LVIP SSGA S&P 500 Index Fund - Standard Class	17,950,699	24.09	432,378,494	343,132,093
LVIP SSGA Short-Term Bond Index Fund - Standard Class	2,783	10.43	29,021	28,813
LVIP SSGA Small-Cap Index Fund - Standard Class	1,238,606	35.91	44,477,111	34,920,000
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	285,569	13.19	3,766,659	3,592,027
LVIP T. Rowe Price 2010 Fund - Standard Class	432,568	10.47	4,529,416	4,691,380
LVIP T. Rowe Price 2020 Fund - Standard Class	2,890,040	10.90	31,492,765	30,192,484

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP T. Rowe Price 2030 Fund - Standard Class	2,653,712	$11.98	$31,786,162	$28,897,183
LVIP T. Rowe Price 2040 Fund - Standard Class	856,866	11.60	9,935,362	8,821,177
LVIP T. Rowe Price 2050 Fund - Standard Class	280,388	12.24	3,431,384	2,903,909
LVIP T. Rowe Price Growth Stock Fund - Standard Class	1,505,050	64.60	97,232,229	67,508,769
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	917,468	36.65	33,623,355	23,600,858
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	500,126	26.30	13,150,802	9,355,042
LVIP Vanguard International Equity ETF Fund - Standard Class	555,605	12.45	6,919,503	5,799,656
LVIP Wellington Capital Growth Fund - Standard Class	57,472	74.78	4,297,781	3,453,919
LVIP Wellington Mid-Cap Value Fund - Standard Class	51,709	25.91	1,339,562	1,203,027
LVIP Western Asset Core Bond Fund - Standard Class	506	10.78	5,455	5,429
M Capital Appreciation Fund	3,639	28.77	104,681	97,935
M International Equity Fund	1,011	13.33	13,476	12,076
M Large Cap Growth Fund	867	33.48	29,014	21,491
M Large Cap Value Fund	1,297	12.02	15,595	15,288
MFS® VIT Growth Series - Initial Class	1,261,479	73.81	93,109,798	64,668,367
MFS® VIT Mid Cap Growth Series - Initial Class	476,032	12.64	6,017,048	5,024,771
MFS® VIT New Discovery Series - Initial Class	228,868	26.96	6,170,271	4,920,586
MFS® VIT Research Series - Initial Class	4,479	32.87	147,216	124,014
MFS® VIT Total Return Bond Series - Initial Class	1,095	14.12	15,457	15,167
MFS® VIT Total Return Series - Initial Class	2,552,490	26.02	66,415,784	59,663,403
MFS® VIT Utilities Series - Initial Class	241,108	35.33	8,518,354	7,556,601
MFS® VIT II Core Equity Portfolio - Initial Class	94,689	27.88	2,639,928	2,215,920
MFS® VIT II Technology Portfolio - Initial Class	79,914	31.10	2,485,311	2,099,224
MFS® VIT III Mid Cap Value Portfolio - Initial Class	741,703	8.59	6,371,232	5,948,237
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	96,007	39.80	3,821,067	2,687,981
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	40,840	15.40	628,929	648,136
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	132	30.69	4,039	3,356
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	1,666,047	6.05	10,079,584	13,474,192
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	27,356	12.19	333,471	326,947
PIMCO VIT Real Return Portfolio - Administrative Class	236,897	13.92	3,297,604	3,064,410
PIMCO VIT Total Return Portfolio - Administrative Class	2,505,111	11.59	29,034,238	28,222,512
T. Rowe Price Equity Income Portfolio	207,151	26.21	5,429,435	5,243,433
Templeton Foreign VIP Fund - Class 2	14,410	13.28	191,368	190,380
Templeton Global Bond VIP Fund - Class 1	688,773	14.49	9,980,318	11,202,886
Templeton Growth VIP Fund - Class 1	103,199	11.42	1,178,538	1,391,677
Templeton Growth VIP Fund - Class 2	1,630	11.17	18,204	16,567
Wells Fargo VT Discovery Fund - Class 2	3,562	48.73	173,556	135,419

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2020, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class A	25,266	(5,773)	19,493
AB VPS Growth and Income Portfolio - Class A	2,815	(5,057)	(2,242)
AB VPS International Value Portfolio - Class A	34,360	(67,202)	(32,842)
AB VPS Large Cap Growth Portfolio - Class A	9,753	(11,710)	(1,957)
AB VPS Small/Mid Cap Value Portfolio - Class A	72,072	(105,012)	(32,940)
American Century VP Disciplined Core Value Fund - Class I	317,017	(244,374)	72,643
American Century VP Inflation Protection Fund - Class II	851,554	(718,051)	133,503
American Century VP International Fund - Class I	31,297	(10,680)	20,617
American Century VP Mid Cap Value - Class I	9,236	(28,438)	(19,202)
American Funds Bond Fund - Class 2	48,488	(7,157)	41,331
American Funds Capital Income Builder® - Class 2	8,353	(5,443)	2,910
American Funds Global Growth Fund - Class 2	474,911	(479,758)	(4,847)
American Funds Global Small Capitalization Fund - Class 2	48,754	(87,724)	(38,970)
American Funds Growth Fund - Class 2	289,565	(380,991)	(91,426)
American Funds Growth-Income Fund - Class 2	425,167	(426,076)	(909)
American Funds High-Income Bond Fund - Class 2	138,751	(132,515)	6,236
American Funds International Fund - Class 2	800,208	(1,152,071)	(351,863)

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	800,266	(756,955)	43,311
BlackRock Equity Dividend V.I. Fund - Class I	15,815	(65,767)	(49,952)
BlackRock Global Allocation V.I. Fund - Class I	323,562	(377,007)	(53,445)
BlackRock High Yield V.I. Fund - Class I	12,846	(16,110)	(3,264)
ClearBridge Variable Aggressive Growth Portfolio - Class I	9,790	(8,835)	955
ClearBridge Variable Mid Cap Portfolio - Class I	9,466	(8,717)	749
ClearBridge Variable Small Cap Growth Portfolio - Class I	51,804	(49,125)	2,679
Delaware VIP® Diversified Income Series - Standard Class	633,627	(618,546)	15,081
Delaware VIP® Emerging Markets Series - Standard Class	415,918	(676,101)	(260,183)
Delaware VIP® High Yield Series - Standard Class	168,566	(266,357)	(97,791)
Delaware VIP® International Series - Standard Class	56,268	(192)	56,076
Delaware VIP® International Value Equity Series - Standard Class	25,182	(67,087)	(41,905)
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	1,674,805	(1,334,466)	340,339
Delaware VIP® REIT Series - Standard Class	369,967	(431,204)	(61,237)
Delaware VIP® Small Cap Value Series - Standard Class	474,597	(540,497)	(65,900)
Delaware VIP® Smid Cap Core Series - Standard Class	72,974	(159,231)	(86,257)
Delaware VIP® U.S. Growth Series - Standard Class	10,262	(35,640)	(25,378)
Delaware VIP® Value Series - Standard Class	319,232	(512,155)	(192,923)
DWS Alternative Asset Allocation VIP Portfolio - Class A	15,301	(8,163)	7,138
DWS Equity 500 Index VIP Portfolio - Class A	219,411	(870,200)	(650,789)
DWS Small Cap Index VIP Portfolio - Class A	951,282	(1,076,401)	(125,119)
Eaton Vance VT Floating-Rate Income Fund - Initial Class	18,337	(25,478)	(7,141)
Fidelity® VIP Asset Manager Portfolio - Service Class	152,839	(63,979)	88,860
Fidelity® VIP Contrafund® Portfolio - Service Class	61,615	(174,255)	(112,640)
Fidelity® VIP Equity-Income Portfolio - Service Class	12,957	(24,728)	(11,771)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	331,803	(714,646)	(382,843)
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	151,584	(163,003)	(11,419)
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	581,130	(630,119)	(48,989)
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	77,569	(115,808)	(38,239)
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	619,229	(539,953)	79,276
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	18,179	(18,934)	(755)
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	74,574	(56,466)	18,108
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	75	(475)	(400)
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	3,153	(2,766)	387
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	227,556	(208,687)	18,869
Fidelity® VIP Growth Portfolio - Service Class	111,398	(47,409)	63,989
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	1,451,613	(550,839)	900,774
Fidelity® VIP Mid Cap Portfolio - Service Class	146,609	(163,745)	(17,136)
Fidelity® VIP Overseas Portfolio - Service Class	158,534	(112,828)	45,706
Fidelity® VIP Real Estate Portfolio - Service Class	5,701	(782)	4,919
Franklin Income VIP Fund - Class 1	437,013	(753,919)	(316,906)
Franklin Mutual Shares VIP Fund - Class 1	46,284	(39,969)	6,315
Franklin Rising Dividends VIP Fund - Class 1	19,005	(13,431)	5,574
Franklin Small Cap Value VIP Fund - Class 2	12,272	(36,078)	(23,806)
Franklin Small-Mid Cap Growth VIP Fund - Class 1	6,992	(6,274)	718
Franklin Small-Mid Cap Growth VIP Fund - Class 2	2,122	(3,342)	(1,220)
Franklin U.S. Government Securities VIP Fund - Class 1	188,254	(185,390)	2,864
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	1,082	(1,082)	—
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	9,286	(13,716)	(4,430)
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares	14,441	(10,173)	4,268
Invesco V.I. Comstock Fund - Series I Shares	83,774	(17,952)	65,822
Invesco V.I. Growth and Income Fund - Series I Shares	76,782	(128,697)	(51,915)
Ivy VIP Asset Strategy Portfolio - Class II	777	(777)	—
Janus Henderson Balanced Portfolio - Institutional Shares	9,540	(351,095)	(341,555)
Janus Henderson Balanced Portfolio - Service Shares	5,613	(46,271)	(40,658)
Janus Henderson Enterprise Portfolio - Institutional Shares	100,638	(524,787)	(424,149)
Janus Henderson Enterprise Portfolio - Service Shares	187	(349,693)	(349,506)
Janus Henderson Flexible Bond Portfolio - Institutional Shares	15,839	(5,949)	9,890
Janus Henderson Flexible Bond Portfolio - Service Shares	4,632	(8,143)	(3,511)
Janus Henderson Global Research Portfolio - Institutional Shares	13,214	(5,174)	8,040
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	1,617	(1,891)	(274)
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	1,747,900	(1,638,579)	109,321

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	246,364	(39,613)	206,751
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	3	(193)	(190)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1	1,180	(1,096)	84
LVIP Baron Growth Opportunities Fund - Service Class	345,931	(456,514)	(110,583)
LVIP Baron Growth Opportunities Fund - Standard Class	251	(4,194)	(3,943)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	29,951	(20,719)	9,232
LVIP BlackRock Global Real Estate Fund - Standard Class	53,305	(88,230)	(34,925)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	438,253	(332,380)	105,873
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	13,425	(20,945)	(7,520)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	30,940	(25,130)	5,810
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	4,243	(770)	3,473
LVIP Delaware Bond Fund - Standard Class	3,955,841	(4,150,150)	(194,309)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	22,586	(21,993)	593
LVIP Delaware Mid Cap Value Fund - Standard Class	284,146	(253,861)	30,285
LVIP Delaware Social Awareness Fund - Standard Class	18,991	(36,360)	(17,369)
LVIP Delaware Wealth Builder Fund - Standard Class	639	(2,910)	(2,271)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	10,905	(13,447)	(2,542)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	91,728	(168,444)	(76,716)
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	1,310	(2,298)	(988)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	28,391	(28,278)	113
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	49,784	(7,545)	42,239
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	26,064	(31,891)	(5,827)
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	5	(8)	(3)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	4,476	(29,977)	(25,501)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	8,844	(20,015)	(11,171)
LVIP Global Income Fund - Standard Class	126,775	(245,148)	(118,373)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	6,303	(8,715)	(2,412)
LVIP Government Money Market Fund - Standard Class	18,327,786	(15,761,220)	2,566,566
LVIP JPMorgan High Yield Fund - Standard Class	345,126	(537,068)	(191,942)
LVIP JPMorgan Retirement Income Fund - Standard Class	646	(646)	—
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	1,302	(4,209)	(2,907)
LVIP MFS International Growth Fund - Standard Class	326,156	(232,330)	93,826
LVIP MFS Value Fund - Standard Class	925,188	(1,235,942)	(310,754)
LVIP Mondrian International Value Fund - Standard Class	191,685	(344,468)	(152,783)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	1,565	(1,828)	(263)
LVIP PIMCO Low Duration Bond Fund - Standard Class	109,974	(100,458)	9,516
LVIP SSGA Bond Index Fund - Standard Class	1,773,996	(1,143,633)	630,363
LVIP SSGA Conservative Index Allocation Fund - Standard Class	12,158	(3,041)	9,117
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	2,443	(8,351)	(5,908)
LVIP SSGA Developed International 150 Fund - Standard Class	149,019	(190,720)	(41,701)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	10,725	(41,236)	(30,511)
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	83,819	(7,389)	76,430
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	2,833	(10,260)	(7,427)
LVIP SSGA International Index Fund - Standard Class	1,068,148	(1,149,329)	(81,181)
LVIP SSGA International Managed Volatility Fund - Standard Class	972	(939)	33
LVIP SSGA Large Cap 100 Fund - Standard Class	103,853	(161,155)	(57,302)
LVIP SSGA Mid-Cap Index Fund - Standard Class	1,128,537	(1,299,046)	(170,509)
LVIP SSGA Moderate Index Allocation Fund - Standard Class	27,949	(9,657)	18,292
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	822	(643)	179
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	3,026	(4,157)	(1,131)
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	4,199	(3,516)	683
LVIP SSGA S&P 500 Index Fund - Standard Class	8,346,758	(3,069,456)	5,277,302
LVIP SSGA Short-Term Bond Index Fund - Standard Class	8,475	(5,848)	2,627
LVIP SSGA Small-Cap Index Fund - Standard Class	999,927	(1,251,218)	(251,291)
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	40,654	(57,521)	(16,867)
LVIP T. Rowe Price 2010 Fund - Standard Class	39,689	(175,322)	(135,633)
LVIP T. Rowe Price 2020 Fund - Standard Class	927,526	(1,007,798)	(80,272)
LVIP T. Rowe Price 2030 Fund - Standard Class	764,438	(889,785)	(125,347)
LVIP T. Rowe Price 2040 Fund - Standard Class	184,060	(280,361)	(96,301)
LVIP T. Rowe Price 2050 Fund - Standard Class	61,337	(101,990)	(40,653)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	991,856	(1,066,945)	(75,089)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	195,232	(321,511)	(126,279)

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	708	(8,951)	(8,243)
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	175,283	(337,165)	(161,882)
LVIP Vanguard International Equity ETF Fund - Standard Class	95,615	(106,492)	(10,877)
LVIP Wellington Capital Growth Fund - Standard Class	84,959	(71,650)	13,309
LVIP Wellington Mid-Cap Value Fund - Standard Class	20,104	(21,398)	(1,294)
LVIP Western Asset Core Bond Fund - Standard Class	510	—	510
M Capital Appreciation Fund	141	(6,385)	(6,244)
M International Equity Fund	183	(339)	(156)
M Large Cap Growth Fund	56	(129)	(73)
M Large Cap Value Fund	111	(211)	(100)
MFS® VIT Growth Series - Initial Class	682,336	(1,002,958)	(320,622)
MFS® VIT Mid Cap Growth Series - Initial Class	80,329	(249,483)	(169,154)
MFS® VIT New Discovery Series - Initial Class	165,856	(116,265)	49,591
MFS® VIT Research Series - Initial Class	1,556	(773)	783
MFS® VIT Total Return Bond Series - Initial Class	2,034	(687)	1,347
MFS® VIT Total Return Series - Initial Class	356,131	(475,022)	(118,891)
MFS® VIT Utilities Series - Initial Class	49,216	(95,647)	(46,431)
MFS® VIT II Core Equity Portfolio - Initial Class	9,076	(15,843)	(6,767)
MFS® VIT II Technology Portfolio - Initial Class	133,658	(11,796)	121,862
MFS® VIT III Mid Cap Value Portfolio - Initial Class	224,153	(386,402)	(162,249)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	26,692	(21,744)	4,948
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	10,323	(37,260)	(26,937)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	13	(2,425)	(2,412)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	229,559	(150,511)	79,048
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	28,463	(1,110)	27,353
PIMCO VIT Real Return Portfolio - Administrative Class	231,927	(133,790)	98,137
PIMCO VIT Total Return Portfolio - Administrative Class	2,275,488	(1,869,645)	405,843
Putnam VT Multi-Asset Absolute Return Fund - Class IA	1,234	(1,234)	—
T. Rowe Price Equity Income Portfolio	90,451	(144,237)	(53,786)
Templeton Foreign VIP Fund - Class 2	2,181	(1,750)	431
Templeton Global Bond VIP Fund - Class 1	328,626	(455,811)	(127,185)
Templeton Growth VIP Fund - Class 1	1,348	(5,016)	(3,668)
Templeton Growth VIP Fund - Class 2	759	(297)	462
Wells Fargo VT Discovery Fund - Class 2	2,991	(389)	2,602

The change in units outstanding for the year ended December 31, 2019, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class A	3,682	(21,855)	(18,173)
AB VPS Growth and Income Portfolio - Class A	3,344	(11,019)	(7,675)
AB VPS International Value Portfolio - Class A	17,204	(26,585)	(9,381)
AB VPS Large Cap Growth Portfolio - Class A	976	(11,072)	(10,096)
AB VPS Small/Mid Cap Value Portfolio - Class A	90,447	(236,546)	(146,099)
American Century VP Disciplined Core Value Fund - Class I	104,841	(18,416)	86,425
American Century VP Inflation Protection Fund - Class II	320,217	(504,897)	(184,680)
American Century VP International Fund - Class I	30,155	(49,801)	(19,646)
American Century VP Mid Cap Value - Class I	23,658	(35,336)	(11,678)
American Funds Bond Fund - Class 2	6,627	(372)	6,255
American Funds Capital Income Builder® - Class 2	9,882	(647)	9,235
American Funds Global Growth Fund - Class 2	208,301	(237,171)	(28,870)
American Funds Global Small Capitalization Fund - Class 2	64,344	(74,440)	(10,096)
American Funds Growth Fund - Class 2	138,567	(339,278)	(200,711)
American Funds Growth-Income Fund - Class 2	102,055	(220,203)	(118,148)
American Funds High-Income Bond Fund - Class 2	189,834	(262,500)	(72,666)
American Funds International Fund - Class 2	1,023,627	(1,160,659)	(137,032)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	389,681	(229,561)	160,120
BlackRock Equity Dividend V.I. Fund - Class I	23,442	(11,242)	12,200
BlackRock Global Allocation V.I. Fund - Class I	296,159	(394,441)	(98,282)
BlackRock High Yield V.I. Fund - Class I	8,296	(109)	8,187
ClearBridge Variable Aggressive Growth Portfolio - Class I	3,994	(8,648)	(4,654)
ClearBridge Variable Mid Cap Portfolio - Class I	11,691	(44,388)	(32,697)

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
ClearBridge Variable Small Cap Growth Portfolio - Class I	74,232	(89,806)	(15,574)
Delaware VIP® Diversified Income Series - Standard Class	368,124	(1,176,992)	(808,868)
Delaware VIP® Emerging Markets Series - Standard Class	705,468	(892,098)	(186,630)
Delaware VIP® High Yield Series - Standard Class	297,123	(110,490)	186,633
Delaware VIP® International Value Equity Series - Standard Class	40,479	(28,026)	12,453
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	1,087,364	(409,603)	677,761
Delaware VIP® REIT Series - Standard Class	327,693	(293,875)	33,818
Delaware VIP® Small Cap Value Series - Standard Class	373,920	(511,128)	(137,208)
Delaware VIP® Smid Cap Core Series - Standard Class	127,805	(504,234)	(376,429)
Delaware VIP® U.S. Growth Series - Standard Class	25,107	(47,689)	(22,582)
Delaware VIP® Value Series - Standard Class	411,083	(720,806)	(309,723)
DWS Alternative Asset Allocation VIP Portfolio - Class A	9,555	(31,763)	(22,208)
DWS Equity 500 Index VIP Portfolio - Class A	346,132	(816,658)	(470,526)
DWS Small Cap Index VIP Portfolio - Class A	454,829	(401,704)	53,125
Eaton Vance VT Floating-Rate Income Fund - Initial Class	23,534	(43,595)	(20,061)
Fidelity® VIP Asset Manager Portfolio - Service Class	9,509	(36,369)	(26,860)
Fidelity® VIP Contrafund® Portfolio - Service Class	175,133	(310,005)	(134,872)
Fidelity® VIP Equity-Income Portfolio - Service Class	18,612	(9,965)	8,647
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	506,486	(801,210)	(294,724)
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	237,419	(14,647)	222,772
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	427,624	(517,011)	(89,387)
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	180,044	(5,876)	174,168
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	243,567	(420,013)	(176,446)
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	27,389	(1,052)	26,337
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	55,716	(88,428)	(32,712)
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	1,004	(25)	979
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	1,004	(24)	980
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	186,895	(53,398)	133,497
Fidelity® VIP Growth Portfolio - Service Class	270,360	(127,572)	142,788
Fidelity® VIP High Income Portfolio - Service Class	28,888	(28,888)	—
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	1,140,592	(447,311)	693,281
Fidelity® VIP Mid Cap Portfolio - Service Class	123,736	(739,426)	(615,690)
Fidelity® VIP Overseas Portfolio - Service Class	32,572	(41,649)	(9,077)
Franklin Income VIP Fund - Class 1	147,537	(102,635)	44,902
Franklin Mutual Shares VIP Fund - Class 1	13,959	(26,664)	(12,705)
Franklin Rising Dividends VIP Fund - Class 1	4,762	(8,579)	(3,817)
Franklin Small Cap Value VIP Fund - Class 2	57,259	(66,796)	(9,537)
Franklin Small-Mid Cap Growth VIP Fund - Class 1	4,949	(13,759)	(8,810)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	11,203	(6,101)	5,102
Franklin U.S. Government Securities VIP Fund - Class 1	181,244	(95,447)	85,797
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	55	(6,291,533)	(6,291,478)
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	16,600	(161,708)	(145,108)
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares	30,022	(3,473)	26,549
Invesco V.I. Comstock Fund - Series I Shares	2,919	(7,028)	(4,109)
Invesco V.I. Growth and Income Fund - Series I Shares	42,920	(28,580)	14,340
Ivy VIP Asset Strategy Portfolio - Class II	—	(3,086)	(3,086)
Janus Henderson Balanced Portfolio - Institutional Shares	290,112	(160,020)	130,092
Janus Henderson Balanced Portfolio - Service Shares	9,814	(260,379)	(250,565)
Janus Henderson Enterprise Portfolio - Institutional Shares	454,872	(38,539)	416,333
Janus Henderson Enterprise Portfolio - Service Shares	28,319	(15,885)	12,434
Janus Henderson Flexible Bond Portfolio - Institutional Shares	9,909	(11,157)	(1,248)
Janus Henderson Flexible Bond Portfolio - Service Shares	5,297	(18,969)	(13,672)
Janus Henderson Global Research Portfolio - Institutional Shares	16,065	(1,643)	14,422
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	9,973	(3,406)	6,567
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	39,062	(56,549)	(17,487)
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	1,652	(1,749)	(97)
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	414	(104)	310
LVIP Baron Growth Opportunities Fund - Service Class	351,088	(308,372)	42,716
LVIP Baron Growth Opportunities Fund - Standard Class	35	(1,707)	(1,672)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	21,569	(32,535)	(10,966)
LVIP BlackRock Global Real Estate Fund - Standard Class	47,921	(49,359)	(1,438)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	533,479	(317,534)	215,945

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	17,881	(19,394)	(1,513)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	5,648	(2,161)	3,487
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	4,453	(9,334)	(4,881)
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	10,942	(5,050)	5,892
LVIP Delaware Bond Fund - Standard Class	1,932,787	(2,916,870)	(984,083)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	40,461	(71,607)	(31,146)
LVIP Delaware Mid Cap Value Fund - Standard Class	142,187	(280,860)	(138,673)
LVIP Delaware Social Awareness Fund - Standard Class	46,984	(15,949)	31,035
LVIP Delaware Wealth Builder Fund - Standard Class	10,263	(21,870)	(11,607)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	11,333	(21,197)	(9,864)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	85,237	(134,280)	(49,043)
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	8,675	(487)	8,188
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	28,867	(9,858)	19,009
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	36,034	(9,599)	26,435
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	66,584	(74,747)	(8,163)
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	1,061	(1,030)	31
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	3,111	(8,553)	(5,442)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	10,771	(26,873)	(16,102)
LVIP Global Income Fund - Standard Class	130,357	(91,722)	38,635
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	31,820	(21,492)	10,328
LVIP Goldman Sachs Income Builder Fund - Standard Class	596	(3,806)	(3,210)
LVIP Government Money Market Fund - Standard Class	20,298,354	(18,955,141)	1,343,213
LVIP JPMorgan High Yield Fund - Standard Class	765,569	(456,544)	309,025
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	1,056	(314)	742
LVIP MFS International Growth Fund - Standard Class	113,360	(318,891)	(205,531)
LVIP MFS Value Fund - Standard Class	672,562	(813,207)	(140,645)
LVIP Mondrian International Value Fund - Standard Class	118,538	(389,003)	(270,465)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	1,234	(1,389)	(155)
LVIP PIMCO Low Duration Bond Fund - Standard Class	9,559	(125,366)	(115,807)
LVIP SSGA Bond Index Fund - Standard Class	2,045,885	(2,254,604)	(208,719)
LVIP SSGA Conservative Index Allocation Fund - Standard Class	18,012	(85,097)	(67,085)
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	12,970	(14,540)	(1,570)
LVIP SSGA Developed International 150 Fund - Standard Class	130,829	(63,771)	67,058
LVIP SSGA Emerging Markets 100 Fund - Standard Class	29,550	(47,585)	(18,035)
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	6,289	(2,954)	3,335
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	6,729	(36,336)	(29,607)
LVIP SSGA International Index Fund - Standard Class	2,896,494	(996,596)	1,899,898
LVIP SSGA International Managed Volatility Fund - Standard Class	24	(11,924)	(11,900)
LVIP SSGA Large Cap 100 Fund - Standard Class	72,101	(40,979)	31,122
LVIP SSGA Mid-Cap Index Fund - Standard Class	2,417,850	(1,796,463)	621,387
LVIP SSGA Moderate Index Allocation Fund - Standard Class	120,439	(196,306)	(75,867)
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	596	(701)	(105)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	4,116	(1,571)	2,545
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	6,986	(6,736)	250
LVIP SSGA S&P 500 Index Fund - Standard Class	2,364,088	(3,127,101)	(763,013)
LVIP SSGA Short-Term Bond Index Fund - Standard Class	4	—	4
LVIP SSGA Small-Cap Index Fund - Standard Class	909,897	(1,269,246)	(359,349)
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	19,301	(22,710)	(3,409)
LVIP T. Rowe Price 2010 Fund - Standard Class	82,158	(246,919)	(164,761)
LVIP T. Rowe Price 2020 Fund - Standard Class	824,986	(1,420,794)	(595,808)
LVIP T. Rowe Price 2030 Fund - Standard Class	898,233	(1,256,745)	(358,512)
LVIP T. Rowe Price 2040 Fund - Standard Class	184,405	(528,409)	(344,004)
LVIP T. Rowe Price 2050 Fund - Standard Class	84,305	(129,765)	(45,460)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	582,019	(436,654)	145,365
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	241,278	(358,632)	(117,354)
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	9,516	(1,273)	8,243
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	206,937	(195,783)	11,154
LVIP Vanguard International Equity ETF Fund - Standard Class	146,983	(194,651)	(47,668)
LVIP Wellington Capital Growth Fund - Standard Class	39,831	(298,579)	(258,748)
LVIP Wellington Mid-Cap Value Fund - Standard Class	26,514	(59,393)	(32,879)
M Capital Appreciation Fund	1,604	(3,498)	(1,894)
M International Equity Fund	170	(20)	150

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
M Large Cap Growth Fund	65	(10)	55
M Large Cap Value Fund	101	(13)	88
MFS® VIT Growth Series - Initial Class	546,464	(887,882)	(341,418)
MFS® VIT Mid Cap Growth Series - Initial Class	524,592	(18,494)	506,098
MFS® VIT New Discovery Series - Initial Class	179,460	(10,294)	169,166
MFS® VIT Research Series - Initial Class	5,624	(446)	5,178
MFS® VIT Total Return Series - Initial Class	560,604	(528,334)	32,270
MFS® VIT Utilities Series - Initial Class	93,636	(98,759)	(5,123)
MFS® VIT II Core Equity Portfolio - Initial Class	32,584	(35,130)	(2,546)
MFS® VIT II Technology Portfolio - Initial Class	4,212	(42)	4,170
MFS® VIT III Mid Cap Value Portfolio - Initial Class	452,198	(107,703)	344,495
Neuberger Berman AMT Large Cap Value Portfolio - I Class	449	(8,926)	(8,477)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	84,965	(60,972)	23,993
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	6,526	(17,854)	(11,328)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	4,197	(1,465)	2,732
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	262,063	(234,903)	27,160
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	3,294	(26)	3,268
PIMCO VIT Real Return Portfolio - Administrative Class	119,284	(45,982)	73,302
PIMCO VIT Total Return Portfolio - Administrative Class	1,752,216	(211,487)	1,540,729
T. Rowe Price Equity Income Portfolio	66,055	(344,997)	(278,942)
Templeton Foreign VIP Fund - Class 2	11,779	(53,238)	(41,459)
Templeton Global Bond VIP Fund - Class 1	167,684	(120,170)	47,514
Templeton Growth VIP Fund - Class 1	2,131	(3,634)	(1,503)
Templeton Growth VIP Fund - Class 2	583	(641)	(58)
Wells Fargo VT Discovery Fund - Class 2	5,719	(15,553)	(9,834)

7. Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company and Contract Owners of Lincoln Life Flexible Premium Variable Life Account S

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life Flexible Premium Variable Life Account S ("Variable Account"), as of December 31, 2020, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young
We have served as the Variable Account's Auditor since 1999.
Philadelphia, Pennsylvania
April 8, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Global Thematic Growth Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
AB VPS Growth and Income Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
AB VPS International Value Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
AB VPS Large Cap Growth Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
AB VPS Small/Mid Cap Value Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Century VP Disciplined Core Value Fund - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Century VP Inflation Protection Fund - Class II	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Century VP International Fund - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Century VP Mid Cap Value - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Bond Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Capital Income Builder® - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Growth Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Growth Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Growth-Income Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds High-Income Bond Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds International Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
BlackRock Equity Dividend V.I. Fund - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
BlackRock Global Allocation V.I. Fund - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
BlackRock High Yield V.I. Fund - Class I	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from May 6, 2019 (commencement of operations) through December 31, 2019
ClearBridge Variable Aggressive Growth Portfolio - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
ClearBridge Variable Mid Cap Portfolio - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
ClearBridge Variable Small Cap Growth Portfolio - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Diversified Income Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Emerging Markets Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® High Yield Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® International Series - Standard Class	As of December 31, 2020	For the period from December 11, 2020 through December 31, 2020	For the period from December 11, 2020 through December 31, 2020
Delaware VIP® International Value Equity Series - Standard Class	N/A - the fund merged into Delaware VIP® International Series - Standard Class during 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020 (the fund merged into Delaware VIP® International Series - Standard Class during 2020)
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® REIT Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Small Cap Value Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Smid Cap Core Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® U.S. Growth Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Value Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Eaton Vance VT Floating-Rate Income Fund - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Asset Manager Portfolio - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Equity-Income Portfolio - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from August 28, 2019 (commencement of operations) through December 31, 2019
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from August 28, 2019 (commencement of operations) through December 31, 2019
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Growth Portfolio - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP High Income Portfolio - Service Class	Available fund with no money invested at December 31, 2020	Available fund with no activity in the Statements of Operations at December 31, 2020	For the period from December 2, 2019 (commencement of operations) through December 31, 2019
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Mid Cap Portfolio - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Overseas Portfolio - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Real Estate Portfolio - Service Class	As of December 31, 2020	For the period from January 27, 2020 through December 31, 2020	For the period from January 27, 2020 through December 31, 2020
Franklin Income VIP Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Franklin Rising Dividends VIP Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Franklin Small Cap Value VIP Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Franklin Small-Mid Cap Growth VIP Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Franklin Small-Mid Cap Growth VIP Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Franklin U.S. Government Securities VIP Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	Available fund with no money invested at December 31, 2020	For the period from April 20, 2020 through December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco V.I. Comstock Fund - Series I Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco V.I. Growth and Income Fund - Series I Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Ivy VIP Asset Strategy Portfolio - Class II	Available fund with no money invested at December 31, 2020	For the period from August 11, 2020 through December 31, 2020	For each of the two years in the period ended December 31, 2020
Janus Henderson Balanced Portfolio - Institutional Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Janus Henderson Enterprise Portfolio - Institutional Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Janus Henderson Enterprise Portfolio - Service Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Janus Henderson Flexible Bond Portfolio - Institutional Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Janus Henderson Flexible Bond Portfolio - Service Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1	As of December 31, 2020	For the period from January 6, 2020 through December 31, 2020	For the period from January 6, 2020 through December 31, 2020
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP BlackRock Global Real Estate Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	N/A - the fund merged into LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class during 2019	N/A - the fund merged into LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class during 2019	For the year ended December 31, 2019 (the fund merged into LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class during 2019)
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from May 24, 2019 (commencement of operations) through December 31, 2019
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Diversified Floating Rate Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Mid Cap Value Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Wealth Builder Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from August 26, 2019 (commencement of operations) through December 31, 2019
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from March 22, 2019 (commencement of operations) through December 31, 2019
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Global Income Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Goldman Sachs Income Builder Fund - Standard Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2019	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2019	For the year ended December 31, 2019 (the fund ceased to be available as an investment option to Variable Account contract owners during 2019)
LVIP Government Money Market Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP JPMorgan High Yield Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP JPMorgan Retirement Income Fund - Standard Class	Available fund with no money invested at December 31, 2020	For the period from January 27, 2020 through December 31, 2020	For the period from January 27, 2020 through December 31, 2020
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP MFS International Growth Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP MFS Value Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP PIMCO Low Duration Bond Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Conservative Index Allocation Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Developed International 150 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Emerging Markets 100 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from April 29, 2019 (commencement of operations) through December 31, 2019
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Large Cap 100 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Mid-Cap Index Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Moderate Index Allocation Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Short-Term Bond Index Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 30, 2019 (commencement of operations) through December 31, 2019
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price 2010 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price 2020 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price 2030 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price 2040 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price 2050 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price Growth Stock Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	Available fund with no money invested at December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from February 13, 2019 (commencement of operations) through December 31, 2019
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Vanguard International Equity ETF Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Wellington Capital Growth Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Wellington Mid-Cap Value Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Western Asset Core Bond Fund - Standard Class	As of December 31, 2020	For the period from December 21, 2020 through December 31, 2020	For the period from December 21, 2020 through December 31, 2020
M Capital Appreciation Fund	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
M International Equity Fund	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
M Large Cap Growth Fund	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
M Large Cap Value Fund	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
MFS® VIT Growth Series - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
MFS® VIT Mid Cap Growth Series - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from February 21, 2019 (commencement of operations) through December 31, 2019
MFS® VIT New Discovery Series - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
MFS® VIT Research Series - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
MFS® VIT Total Return Bond Series - Initial Class	As of December 31, 2020	For the period from January 6, 2020 through December 31, 2020	For the period from January 6, 2020 through December 31, 2020
MFS® VIT Total Return Series - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
MFS® VIT Utilities Series - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
MFS® VIT II Core Equity Portfolio - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
MFS® VIT II Technology Portfolio - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from June 6, 2019 (commencement of operations) through December 31, 2019
MFS® VIT III Mid Cap Value Portfolio - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Neuberger Berman AMT Large Cap Value Portfolio - I Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2019	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2019	For the year ended December 31, 2019 (the fund ceased to be available as an investment option to Variable Account contract owners during 2019)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from April 30, 2019 (commencement of operations) through December 31, 2019
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from April 5, 2019 (commencement of operations) through December 31, 2019
PIMCO VIT Real Return Portfolio - Administrative Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
PIMCO VIT Total Return Portfolio - Administrative Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Putnam VT Multi-Asset Absolute Return Fund - Class IA	Available fund with no money invested at December 31, 2020	For the period from April 20, 2020 through December 31, 2020	For the period from April 20, 2020 through December 31, 2020
T. Rowe Price Equity Income Portfolio	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Templeton Foreign VIP Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Templeton Growth VIP Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Templeton Growth VIP Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Wells Fargo VT Discovery Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020